As filed with the Securities and Exchange Commission on January 23, 2015

Securities Act File No. 333-194516

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

PRE-EFFECTIVE AMENDMENT NO. 4

TO

Form N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Poliwogg Regenerative Medicine Fund, Inc.

(Exact name of registrant as specified in charter)

420 Lexington Avenue, Suite 920

New York, New York 10170

(855) 753-6484

(Address and telephone number, including area code, of principal executive offices)

Brock C. Reeve

Poliwogg Advisers, LLC

420 Lexington Avenue, Suite 920

New York, New York 10170

(Name and address of agent for service)

COPIES TO:

Michael R. Rosella, Esq.	Anna T. Pinedo, Esq.
Paul Hastings LLP	Morrison & Foerster LLP
75 East 55th Street	250 West 55th Street
New York, New York 10022	New York, New York 10019
Tel: (212) 318-6000	Tel: (212) 468-8000
Fax: (212) 319-4090	Fax: (212) 468-7900

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, $0.001 par value per share	3,000,000 Shares of Common Stock	$20.00	$60,000,000	$6,984.60

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee.

(2)	$128.80 was previously paid on March 12, 2014.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 23, 2015

PRELIMINARY PROSPECTUS

A Minimum of 3,000,000 Shares of Common Stock

Poliwogg Regenerative Medicine Fund, Inc. is a newly organized business development company that invests primarily in the equity and equity-linked securities of companies involved in, or significantly benefitting from, stem cell science and other regenerative medical technologies, including companies involved in the development of drugs, devices or therapies generated, in whole or in part, from stem cell research or other regenerative medical technologies. Our investment objective is to maximize long-term capital appreciation. In pursuing this objective, we seek to realize capital appreciation from our equity and equity-linked investments. In light of our investment strategy, we do not anticipate that the portfolio will generate significant ordinary income from interest and dividends. As a result, investors should not expect regular distributions of ordinary income.

We are an externally managed, non-diversified, closed-end management investment company that intends to elect to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). We intend to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Our investments and activities are managed by Poliwogg Advisers, LLC (“Poliwogg Advisers”), a private investment firm that is registered as an investment adviser with the SEC, and is an affiliate of ours.

This is the initial public offering of our shares of common stock. All of the shares of common stock offered by this prospectus are being sold by us.

Our shares of common stock have no history of public trading. We currently expect that the initial public offering price will be $20.00 per share. Subject to official notice of issuance, our common stock has been approved for listing on The Nasdaq Capital Market under the symbol “PRMF.” Assuming an initial offering price of $20.00 per share, purchasers of shares of common stock in this offering will experience immediate dilution of approximately $1.68 per share. See “Dilution.” Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering.

We are an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012, as amended, and will be subject to reduced public company reporting requirements.

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 22 to read about the risks you should consider before buying shares of our common stock.

                      Avondale Partners

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information will be available free of charge by contacting us at 420 Lexington Avenue, Suite 920, New York, New York 10170, by calling us toll-free at (855) 753-6484, or by visiting our website at www.poliwoggfunds.com. In addition, the contact information provided above may be used by you to make shareholder inquiries. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$60,000,000

Sales Load (underwriting discounts and commissions)(2)	$1.20	$3,600,000

Net Proceeds (Before Expenses)(3)	$18.80	$56,400,000

(1)	Assumes that 3,000,000 shares are sold at the initial offering price of $20.00 per share.
(2)	We will also reimburse the underwriters for up to $20,000 of their expenses. See “Underwriting.”
(3)	Assuming that we sell $60 million of our shares of common stock during this offering, we estimate that we will incur approximately $5 million of expenses, or $1.68 per share, in connection with this offering, which includes total underwriting discounts and commissions of approximately $3.6 million and offering and organization expenses of approximately $1.4 million. After deducting these expenses, we expect to receive approximately $55 million in net proceeds, or approximately $18.32 per share. Shareholders will indirectly bear such expenses as our investors.

The method of distribution being used by the underwriters in this offering differs somewhat from that traditionally employed in underwritten offerings. The underwriters have agreed to use their best efforts to procure potential purchasers for the shares of common stock being offered pursuant to this prospectus. All investor funds received prior to closing will be deposited in an escrow account until closing. In the event we do not sell a minimum of 3,000,000 shares by                 , 2015, escrowed funds will be promptly returned to investors without interest or deduction. In the event that a minimum of 3,000,000 shares are sold by                 , 2015, the closing date of this offering, we will close on those funds received and promptly issue the shares. See “Underwriting.”

We will not proceed with our initial public offering unless we satisfy all the applicable conditions for listing on The Nasdaq Capital Market and receive gross offering proceeds of at least $60 million.

The date of this prospectus is                 , 2015.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes to the extent required by law.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully; including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our,” and the “Company,” refer to Poliwogg Regenerative Medicine Fund, Inc, a Maryland corporation. In addition, the term “Poliwogg Advisers” or “Adviser” refers to Poliwogg Advisers, LLC.

We are a newly organized, externally managed, non-diversified, closed-end management investment company that intends to elect to be regulated as a business development company (“BDC”) under the 1940 Act. As such, we are required to comply with certain regulatory requirements. See “Regulation.” In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Code. We are an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”). For so long as we remain an emerging growth company under the JOBS Act, we will be subject to reduced public company reporting requirements.

We are managed by Poliwogg Advisers, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) which oversees the management of our operations and is responsible for making investment decisions for our portfolio.

Our investment objective is to maximize long-term capital appreciation. In pursuing this objective, we seek to realize capital appreciation from our equity and equity-linked investments. In light of our investment strategy, we do not anticipate that the portfolio will generate significant ordinary income from interest and dividends. As a result, investors should not expect regular distributions of ordinary income. We will invest, under normal circumstances, at least 70% of our net assets, plus the amount of any borrowings for investment purposes, in equity and equity-linked securities of Regenerative Medicine Companies. We define a “Regenerative Medicine Company” as a company involved in, or significantly benefitting from, stem cell science and other regenerative medical technologies, including a company involved in the development of drugs, devices or therapies generated, in whole or in part, from stem cell research or other regenerative medical technologies. We further define a Regenerative Medicine Company as any company where at least 50% or more of its sales, earnings or assets are dedicated to the research, development, production, marketing or sale of stem cell or other regenerative medicine therapies, therapeutic drugs or agents, research tools, technologies or other related products. We may invest in Regenerative Medicine Companies in all stages of growth, including early-stage and late-stage (typically venture capital-backed companies) and public companies with a market capitalization under $250 million. Early-stage investments typically are illiquid positions. With respect to private, late-stage growth companies, we expect to focus on companies with potential for near-term (12-24 months) liquidity realizations by way of an initial public offering or acquisition (although such liquidity realizations may take longer or never occur). In addition, we will invest at least 70% of our total assets in companies that are (i) privately held companies, and (ii) publicly-traded, micro-cap companies with market capitalizations of less than $250 million (collectively, “Eligible Investments”). We anticipate that our portfolio will include substantial investments in equity and equity-linked securities, which may include common stock, preferred stock, convertible securities, and warrants or other rights to acquire common or preferred stock.

Our portfolio may also include debt investments, including subordinated and senior debt of private Regenerative Medicine Companies. We expect that most, if not all, of our debt investments will be subordinated and unsecured and would be considered below investment grade if rated by a national rating agency, although we do not expect to receive such ratings on the debt securities we acquire. Below investment grade securities are often referred to as “junk.” Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured, and may, in some cases, be accompanied by warrants or other forms of equity participations. We may purchase interests in debt through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. Our debt investments, however, are not expected to comprise a significant portion of our portfolio.

In addition, we may invest up to 30% of our portfolio in opportunistic investments that do not constitute Eligible Investments. These other investments may include investments in securities of public companies that are actively traded. These other investments may also include high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside the United States.

We expect that our investments will generally range between $500,000 and $5 million each, although investments may vary proportionately with the size of our capital base and will ultimately be made at the discretion of Poliwogg Advisers, subject to oversight by our board of directors. We will acquire our investments through direct investments in private companies, negotiations with selling shareholders, and in organized secondary marketplaces for private securities. When identifying prospective portfolio companies, we intend to focus primarily on the following attributes:

•	Leading technical position

•	Leading market position

•	Experienced management

•	Private equity sponsorship

•	Viable business model with clear exit strategy

We anticipate that approximately 60% of the net proceeds of our offering will be utilized in the manner described above within one year; however, the diligence required to identify appropriate investment opportunities pursuant to our investment strategy, changes in market conditions and our desire to make additional investments in portfolio companies as “follow-on” investments may cause the investment period for the remaining net proceeds to extend as long as three years. Pending such utilization, we intend to invest the net proceeds primarily in cash, cash equivalents or short-term securities consistent with our BDC election and our intention to elect to be taxed as a RIC.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with Poliwogg Advisers in transactions originated by Poliwogg Advisers or its respective affiliates unless we obtain an exemptive order from the SEC or co-invest alongside Poliwogg Advisers or its respective affiliates in accordance with existing regulatory guidance and the allocation policies of Poliwogg Advisers and its respective affiliates, as applicable. See “Regulation.”

Although we do not presently intend to do so, we may employ leverage in the future, as market conditions permit and at the discretion of Poliwogg Advisers, by borrowing funds in order to make additional investments. We expect to employ leverage when the terms and conditions are favorable to long-term investing and well aligned with our investment strategy and portfolio composition in an effort to increase returns to our stockholders, but this strategy involves significant risks. In no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. Stockholders will bear the expenses associated with any leverage. See “Risk Factors—Risks Related to Debt Financing” for a discussion of the risks inherent in employing leverage.

About Poliwogg Advisers

Poliwogg Advisers is a wholly owned subsidiary of Poliwogg Holdings, Inc., a Delaware corporation (“Poliwogg Holdings”). Poliwogg Advisers is newly registered as an investment adviser with the SEC under the Advisers Act. Poliwogg Advisers has no previous operating experience and has not previously managed a BDC or a RIC. See “Risk Factors—Risks Related to Poliwogg Advisers and Its Affiliates” and “Certain Relationships and Related Party Transactions.”

Poliwogg Advisers’ portfolio managers have significant experience relative to the fields of healthcare and life sciences, particularly with respect to Regenerative Medicine Companies, although they have no previous experience managing or operating a BDC or a RIC. We believe that the active and ongoing participation by Poliwogg Advisers and its affiliates in the fields of healthcare and life sciences, and the depth of experience and disciplined investment approach of Poliwogg Advisers’ portfolio managers, will allow Poliwogg Advisers to successfully execute our investment strategy. See “Management” for biographical information regarding Poliwogg Advisers’ portfolio managers.

Brock C. Reeve and Samuel P. Wertheimer are our portfolio managers and are jointly and primarily responsible for our day-to-day investment decisions. Our board of directors, including a majority of the independent directors, will oversee and monitor our investment performance and Poliwogg Advisers’ performance pursuant to the investment advisory agreement. Poliwogg Advisers will also perform certain administrative functions for us pursuant to an administrative services agreement. See “Investment Advisory Agreement and Administrative Services Agreement” for more information, including information regarding the fees and termination provisions of the investment advisory and administrative services agreements.

Risk Factors

An investment in shares of our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:

•	Prior to this offering, there has been no public market for our common stock and we cannot assure you that the market price of shares of our common stock will not decline following this offering.

•	Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

•	Investing in our common stock may involve an above average degree of risk.

•	The market price of our common stock may fluctuate significantly.

•	We will face significant competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

•	We are a new company and have no operating history.

•	As a new company with no investments, our initial public offering may be deemed to be a “blind pool” offering. An investor may not have the opportunity to evaluate historical data or assess investments prior to purchasing our shares.

•	If we are unable to raise substantial funds in our “best efforts” initial public offering in excess of our minimum amount, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets underperform.

•	We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

•	In light of our investment strategy, we do not anticipate that the portfolio will generate significant ordinary income from interest and dividends. As a result, investors should not expect regular distributions of ordinary income.

•	A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

•	Our stockholders will experience dilution in their ownership percentage unless they opt into our dividend reinvestment plan.

•	Certain provisions of our charter and bylaws, as well as provisions of the Maryland General Corporation Law, could deter takeover attempts and have an adverse impact on the value of our common stock.

•	Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

•	Our portfolio companies may have limited operating histories and financial resources.

•	Our investment strategy includes investing in equity securities of early-stage, emerging growth companies, which involve a degree of risk that can result in substantial losses as these companies are in a “start-up” stage of development with little or no operating history, often operate at a loss and may have no marketable or approved products or technology.

•	Our investment strategy includes investing in equity securities in venture-stage companies, which are subject to many risks, including dependence on the need to raise additional capital, volatility, intense competition, shortened product life cycles, dependence on key management, changes in regulatory and governmental programs and periodic downturns and you could lose all or part of your investment. Additionally, these investments will not yield returns until a liquidity event occurs and there can be no assurance that an IPO or sale or joint venture will occur for these companies.

•	We may invest in micro-cap companies and companies we may hope will have successful initial public offerings.

•	We may invest in companies that do not have venture capital or private equity firms as equity investors, and these companies may entail a higher risk of loss than do companies with institutional equity investors, which could increase the risk of loss of your investment.

•	Investing in Regenerative Medicine Companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results, including the following:

•	An investment strategy that includes investments in privately held Regenerative Medicine Companies presents certain challenges, including the lack of available information about these companies. These investments may involve a high degree of business and financial risk, and they are generally illiquid.

•	An investment strategy that includes investments in privately held or publicly traded, micro-cap Regenerative Medicine Companies may involve greater risks than investing in larger, more established issuers.

•	Our investments in Regenerative Medicine Companies are focused on the biotechnology, life sciences and drug discovery industries, which are subject to many risks, including risks associated with product development, volatility, intense competition, shortened product life cycles, regulatory requirements and periodic downturns. Such investments subject us to the risk of significant loss if any of these industry sectors experiences a downturn.

•	The essence of a Regenerative Medicine Company’s product development program is based on novel technologies and is inherently risky.

•	The patent approval process is complex and we cannot be sure that a Regenerative Medicine Company’s pending patent applications or future patent applications will be approved.

•	If our portfolio companies are unable to protect their intellectual property rights, then our business and prospects could be harmed. If our portfolio companies are required to devote significant resources to protecting their intellectual property rights, then the value of our investment could be reduced.

•	Even if a portfolio company obtains regulatory approvals to sell its products, lack of commercial acceptance could impair its business.

•	The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

•	Changes in healthcare laws and other regulations applicable to some of our portfolio companies’ businesses may constrain their ability to offer their products and services.

•	Restrictions on research and development involving human embryonic stem cells and religious and political pressure regarding such stem cell research and development could impair the ability of any of our portfolio companies to conduct, sponsor or benefit from potential collaborative research and development programs and could adversely affect these portfolio companies’ prospects, which may impact the market price of our common stock and our investment returns.

•	We may invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

•	Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

•	There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

•	Subordinated liens on collateral securing debt that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

•	We will be exposed to risks associated with changes in interest rates.

•	We generally will not control our portfolio companies.

•	A lack of liquidity in most of our investments may adversely affect our business.

•	We may not have the funds or ability to make additional investments in our portfolio companies.

•	We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we generally are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

•	Our portfolio will lack diversification and may be subject to greater risks and market fluctuations than a portfolio that has securities representing a broader range of investments. Our portfolio investments, especially if we are unable to raise significant capital from our initial public offering, may be focused on a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.

•	Our financial condition, results of operations and cash flows would be negatively affected if a significant portfolio investment fails to perform as expected.

•	Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

•	Our ability to achieve our investment objective depends on Poliwogg Advisers’ ability to manage and support our investment process. If Poliwogg Advisers were to lose any of its portfolio managers, our ability to achieve our investment objective could be significantly harmed.

•	Our financial condition and results of operation will depend on our ability to manage future growth effectively.

•	A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

•	Changes in laws or regulations governing our operations or the operations of our business partners may adversely affect our business or cause us to alter our business strategy.

•	As a public company, we will be subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

•	We are an “emerging growth company,” and we do not know if such status will make our common stock less attractive to investors.

•	We may experience fluctuations in our quarterly results.

•	Poliwogg Advisers, our adviser and administrator, can resign upon 60 days’ written notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could materially and adversely affect our financial condition, results of operations and cash flows.

•	Poliwogg Advisers and the portfolio managers have no prior experience managing a BDC or a RIC.

•	Poliwogg Advisers and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

•	There may be conflicts of interest related to obligations Poliwogg Advisers’ senior management have to our affiliates and to other clients.

•	There is no clawback on the incentive fee.

•	Our incentive fee may induce Poliwogg Advisers to make speculative investments.

•	The investment advisory agreement was not negotiated on an arm’s length basis and may not be as favorable to us as if it had been negotiated with an unaffiliated third-party.

•	Poliwogg Advisers’ liability is limited under the investment advisory agreement and we have agreed to indemnify Poliwogg Advisers against certain liabilities, which may lead Poliwogg Advisers to act in a riskier manner on our behalf than it would when acting for its own account.

•	The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

•	Failure to maintain our status as a BDC would reduce our operating flexibility. If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing in accordance with our current business strategy.

•	Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

•	Our ability to enter into transactions with our affiliates will be restricted.

•	We are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

•	If we borrow money, which we currently do not intend to do, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique.

•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

See “Risk Factors” beginning on page 22, and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Potential Market Opportunity

We believe that there are and will continue to be significant investment opportunities in Regenerative Medicine Companies.

Attractive Opportunities in Regenerative Medicine Companies

Regenerative medicine is a dynamic field that we believe has the promise to revolutionize healthcare by bringing together advances in biology, chemistry, materials science, engineering and physics to create a variety of solutions that can repair, replace or regenerate organs and tissues. As a result of new-found understanding of the underlying technology of stem cells, the fundamental causes of disease and damage from injury and age can now be addressed in ways that were not previously possible.

Stem cells are considered to be “building block” cells and have two defining characteristics: (i) they differentiate to produce subsequent cell types including, ultimately, the mature functional cell types found in normal organs, and (ii) they self-renew – that is, some of the cells developed from stem cells are themselves new stem cells. Stem cells consist of two basic types: embryonic stem cells, which can give rise to any cell type in the body; and, adult stem cells (also known as somatic stem cells, progenitor cells, or tissue specific stem cells) which are constrained to a certain lineage, tissue or organ type. A new technology known as reprogramming has enabled the creation of induced pluripotent stem (“iPS”) cells from adult cells as well as the creation of cells of one type directly from another. The combination of the two inherent properties of stem cells along with the technology of reprogramming, sometimes in conjunction with bioengineering or genomic editing technologies, means that there are several areas of opportunity arising out of the science through the use of stem cells as therapies, tools, and targets, alone and in combination with devices.

•

Development of stem cell related therapies. The original vision of stem cell research was the use of stem cells as “replacement parts” as a result of their ability to de-differentiate and self renew. Stem cells can be used directly to replace lost or damaged tissue or indirectly to reduce inflammation and accelerate repair. Current direct applications include blood transplants, skin, cartilage and bone grafts, re-myelination of nerves, corneal repair, cardiovascular therapy, and retinal repair, among others. Research continues in other areas such as the potential to develop applications for the replacement of dopaminergic neurons for Parkinson’s disease, neurons in spinal cord injury, beta cells transplants for diabetics, the use of umbilical cord blood to expand the number of blood stem cells, decrease engraftment time, and lower the risk of resistance, and other comparable approaches. Recently discovered gene editing technologies now make it possible to economically combine gene editing with stem cells to correct genetic defects in selected cell types and re-populate the body with healthy cells. Initial applications will be in monogenic blood diseases but can be expected to extend into other areas.

Certain types of stem cells, generally known as mesenchymal stem cells, do not function as “replacement parts” but have been shown to accelerate the body’s internal ability to repair by secreting factors that stimulate immune system reconstitution and reduce inflammation. These cells can have therapeutic value themselves and, in addition, since these cells home sites of injury and inflammation, they can also be engineered to deliver drugs or other factors to further enable repair at that site.

Since organs are more than just individual cells, bioengineering technologies will help the adoption of stem cell therapies through the use of new materials, three-dimensional constructs (i.e., a scaffolding to hold cells having a three-dimensional appearance) and other techniques to create solutions for therapeutic applications. Such applications are already in the clinic for the component repair of bone, skin and cartilage as well as for the creation of entire organs such as bladders and trachea.

•	Development of stem cell related research tools. As a result of technology development over the past five years, stem cells can be used to create in vitro models of human disease because healthy and diseased human cells of interest can now be studied outside the body at scale. At a basic science level this ability allows researchers to understand disease mechanisms more thoroughly as they can interrogate the specific cells affected in a disease repeatedly and in multiple ways. This, in turn, will allow for more focused development of potential drugs through testing of drugs on the specific cells that are affected in a particular disease enabling the understanding of drug efficacy well in advance of clinical trials. The side by side testing of drugs on healthy and diseased cells of interest will also help uncover genetic differences among sets of patients in response to specific drugs. This segmentation of patient populations by drug response will be critical to opening the door to the long awaited era of personalized medicine.

Currently, many drugs fail in clinical trials when they are observed to have toxic side effects in organs such as the heart, liver, kidney and lung. In many cases, these effects are not known until the drugs are tested in people. Drug safety can now be tested in a laboratory as a result of the ability to create those specific cell types in vitro with reliable quality and quantity, whether as individual cells or as mini-organs, in conjunction with biomaterials in three dimensional structures. As a result, by affecting drug discovery, drug efficacy and drug safety, we believe stem cell technology is expected to have both a major impact on changing the overall economics of drug discovery and development.

Targeting internal regenerative capacity of stem cells. In the last decade, science has learned more about how the body develops over time, how it maintains and repairs itself, and how it increasingly loses that capability with age. This has led to the identification of which tissues and organs in the human body have tissue specific stem cells that drive their growth and repair processes and understanding which ones do not. The comparison of how young organs repair themselves in contrast to older ones has opened up new pathways and mechanisms for intervening in the diseases of aging. In many cases, a better therapeutic strategy than cell replacement is to find a way to stimulate the body’s own ability to repair what was lost or diminished with injury, onset of disease, or simply age. This may be accomplished with a small molecule, a biological device, or a combination that stimulates the regenerative function.

Understanding how stem cells act and how to stimulate their activity has also led to the converse. For example, in many forms of cancer, the disease is driven by a stem cell or stem cell-like population whose replication and differentiation processes have gone awry. A detailed understanding of this process has already led to the identification of drugs that may be used to turn off and stop the hyper-replicative function or to re-implement the natural differentiation process. These new findings may lead to new ways in which to attack various cancers.

Increasing Demand for Stem Cell Products

As a result of the advances described above, there has been significant growth in the stem cell and regenerative medicine field worldwide. See “Investment Objective and Strategy—Potential Market Opportunity, Increasing Demand for Stem Cell Products” for more information.

Investment Strategy

Our investment objective is to maximize long-term capital appreciation. In pursuing this objective, we seek to realize capital appreciation from our equity and equity-linked investments. In light of our investment strategy, we do not anticipate that the portfolio will generate significant ordinary income from interest and dividends. As a result, investors should not expect regular distributions of ordinary income. We will invest, under normal circumstances, at least 70% of our net assets, plus the amount of any borrowings for investment purposes, in equity and equity-linked securities of Regenerative Medicine Companies. We may invest in Regenerative Medicine Companies in all stages of growth, including early-stage and late-stage (typically venture capital-backed companies) and public companies with a market capitalization under $250 million. Early-stage investments typically are illiquid positions. With respect to private, late-stage growth companies, we expect to focus on companies with potential for near-term (12-24 months) liquidity realizations by way of an initial public offering or acquisition (although such liquidity realizations may take longer or never occur). In addition, we will invest at least 70% of our total assets in companies that are Eligible Investments. We anticipate that our portfolio will include substantial investments in equity and equity-linked securities, which may include common stock, preferred stock, convertible securities, and warrants or other rights to acquire common or preferred stock.

Our portfolio may also include debt investments, including subordinated and senior debt of private Regenerative Medicine Companies. We expect that most, if not all, of our debt investments will be subordinated and unsecured and would be considered below investment grade if rated by a national rating agency, although we do not expect to receive such ratings on the debt securities we acquire. Below investment grade securities are often referred to as “junk.” Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured, and may, in some cases, be accompanied by warrants or other forms of equity participations. We may purchase interests in debt through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. Our debt investments, however, are not expected to comprise a significant portion of our portfolio.

In addition, we may invest up to 30% of our portfolio in opportunistic investments that do not constitute Eligible Investments. These other investments may include investments in securities of public companies that are actively traded. These other investments may also include high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside the United States.

When identifying prospective portfolio companies, we intend to focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

•	Leading technical position. We intend to invest in companies that we believe currently possess or have the ability to develop strong product offerings as a result of a unique product or platform technology based on strong science; a defensible and proprietary intellectual property position that can be built upon; the opportunity to develop unique technical know-how; the ability to satisfy clear unmet medical needs; and, a clear path to the market, including regulatory approval. Our starting point will often be leading edge science developed by researchers with world-renowned reputations but all of these elements are critical to success in the market and will be assessed carefully in our diligence process.

•	Leading market position. We intend to invest in companies that we believe currently possess or have the ability to develop a superior competitive position and efficient business model within their respective markets. This will often be technology based but is also dependent on such factors as: the ability to execute efficiently; the development of proprietary know-how; an understanding of competitors’ behaviors; knowledge of the perspectives of the regulatory bodies and positive relationships with those authorities; the ability to create flexible plans for clinical trials that optimize time to market while maximizing approved indications and uses; an understanding of how to optimize revenue based upon reimbursement criteria and regulations; and, the ability to create and manage strategic partnerships effectively.

•	Experienced management. We intend to focus on companies that have proven technical and business management teams with an established track record of success that is relevant to the stage of the company’s development. Even in the early stages of a company’s development when there is much emphasis on the scientific founders and technical development, we will look for a strong and balanced team with operational experience that knows how to commercialize a technology successfully. In later stages of development we will look for management that knows how to scale a company as well as scientific leadership that understands the limitations of their proprietary technology as well as its capabilities. An ability to assess competing approaches dispassionately will be a hallmark of good leadership, both technical and business. We will typically require our portfolio companies to have proper incentives in place to align management’s goals with ours.

•	Private equity sponsorship. We intend to participate mainly in transactions sponsored by or in partnership with sophisticated and seasoned private equity firms. Poliwogg Advisers’ management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an implicit endorsement but no guarantee as to the quality of the investment or investment returns. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital in parallel with our equity investment and/or ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. We will review the scope, quality and timeliness of the due diligence review performed by such private equity firms on a case-by-case basis. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise, which could provide additional protection for our investments.

•	Viable business model with clear exit strategy. Whenever possible, we will attempt to invest in securities that may be sold on the public market, providing us a means by which we may exit our positions. In addition, we will also invest in securities that may be sold in privately negotiated over-the-counter markets, which provide another means by which we may exit our positions. Nonetheless, our positions in securities sold in privately negotiated over-the-counter markets may be illiquid, which could make it difficult for us to sell these investments when desired. We expect that a portion of our portfolio may be sold on privately negotiated over-the-counter secondary markets. For investments that are not able to be sold on these markets, we intend to focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains. Even in very early, development stage companies, we will assess potential exit strategies which may be years in the future to ensure that we are funding a viable business, not just an interesting technology. We expect that our positions in these securities will be illiquid.

See “Investment Objective and Strategy” for additional information regarding our investment strategy.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

Seasoned investment professionals with expertise in the field.

We believe that the breadth and depth of the experience of Poliwogg Advisers’ portfolio managers will provide us with a significant competitive advantage in sourcing, analyzing and overseeing attractive investment opportunities. Our team members have combined medical, scientific, and business backgrounds that position us well to understand and act on relevant investment opportunities.

Over much of the last decade, our portfolio managers have been previously engaged directly and indirectly in evaluating and funding various clinical trials and scientific research in the stem cell and regenerative medicine field which have given rise to new technologies, therapies and products that are now being marketed by companies, including certain portfolio companies in which we may invest. As a result of the experience of managing the Harvard Stem Cell Institute, our portfolio manager, Mr. Reeve, is current on the state-of-the-art from both a scientific and clinical perspective and has relationships in place with the leading scientists in the field from around the world, with the senior management in the biopharmaceutical companies, and with the early stage investor community. These relationships will provide us a unique advantage in sourcing and assessing investment opportunities and in engaging in partnerships at all stages of the value chain that will be necessary for the success of our portfolio companies.

Our portfolio managers also have specific experience as investors, managers and advisors in the life sciences and healthcare markets more broadly. Our portfolio managers have managed venture investment funds focused on the life sciences and healthcare markets as well as managed the healthcare practice for a boutique investment bank giving us the experience in all stages and types of a company’s financial and operating needs. Our portfolio managers have had operating roles within pharmaceutical companies, engaged as management consultants and advisors for biopharmaceutical firms, and been active board members for related companies.

Scientific Advisory Board.

To complement its team, Poliwogg Advisers plans to create a Scientific Advisory Board comprised of scientific, clinical and business expertise. Members of the Scientific Advisory Board will be selected by Poliwogg Advisers in its sole discretion but will likely include scientists and clinicians from different scientific disciplines and sub-disciplines as well as senior executives from various biotechnology, life sciences and pharmaceutical companies, including certain Regenerative Medicine Companies. This Scientific Advisory Board will meet at least annually as well as on an ad hoc basis when appropriate to discuss new and existing technologies, therapies and applications in the field of regenerative medicine. The Scientific Advisory Board will not make any investment decisions or recommendations regarding portfolio management. Poliwogg Advisers expects this Scientific Advisory Board to be operational within six to 12 months from the date of this prospectus.

Long-term investment horizon.

Our long-term investment horizon will give us great flexibility, which we believe will allow us to maximize returns on our investments. We intend to invest using a longer-term focus, which we believe will provide us with the opportunity to increase total returns on invested capital, compared to many other private company investment vehicles.

Investment expertise across all levels of the corporate capital structure.

Poliwogg Advisers believes that its broad expertise and experience investing at all levels and stages of a company’s operations and capital structure will enable us to manage risk while affording us the potential for significant returns on our investments. The risk management process utilized by Poliwogg Advisers does not imply that an investment will not have risk or will be low risk. We will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

Inherent risk mitigation.

We believe that our focus will provide inherent risk mitigation in comparison with investment opportunities in other fields for several reasons:

•	Demand for companies in this market will be long-lived since the promise of regenerative medicine technologies is to fundamentally address the cause of diseases and potentially offer curative therapies where thus far the industry has been limited to treating symptoms,

•	Innovation in drug development will be stimulated through the use of stem cells to create “disease in a dish” models that will open new understandings of disease mechanism and identify new drug targets,

•	Stem cells hold a key to understanding the processes of aging (if not treating them) and therefore solutions derived from them will experience ongoing demand as the world’s population continues to age,

•	Reagents, tools, analytical and delivery devices, and other enabling technologies serving this growing market will enjoy increasing demand.

While the demand for regenerative medicine technologies and products may mitigate certain investment risks, this does not imply that an investment in our common stock will not have risk or will be low risk.

Location.

Mr. Reeve, one of our portfolio managers, will be located in the Boston area which is the single largest center of stem cell and regenerative medicine related research and clinical care. With Poliwogg Holdings’ office located in New York, our portfolio managers will also have ready access to the best sources of ideas and finance. See “Investment Objective and Strategy—Potential Competitive Strengths” for a more detailed description of the competitive strengths we believe we offer our investors.

Conflicts of Interest

Poliwogg Advisers and certain of its affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•	The directors, officers and other personnel of Poliwogg Advisers allocate their time between advising us and managing other investment activities and business activities in which they may be involved;

•	The compensation payable by us to Poliwogg Advisers and other affiliates will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law and our charter and bylaws. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;

•	We may compete with certain affiliates for investments, subjecting Poliwogg Advisers and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;

•	Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, Poliwogg Advisers will receive base management fees in connection with the management of our portfolio and may receive incentive fees in connection with the sale of our portfolio companies;

•

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which Poliwogg Advisers provides investment management services or carries on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

•	Poliwogg Advisers and its respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objective may be similar to ours;

•	Poliwogg Advisers and its respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with us or may require substantial time and resources of Poliwogg Advisers; and

•	To the extent permitted by the 1940 Act and SEC staff interpretations, and subject to the allocation policies of Poliwogg Advisers and any of its respective affiliates, as applicable, Poliwogg Advisers and any of their respective affiliates may determine it is appropriate for us and one or more other investment accounts managed by Poliwogg Advisers or any of its respective affiliates to participate in an investment opportunity. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, Poliwogg Advisers will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate.

Operating and Regulatory Structure

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act and may use leverage but will be required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200%. See “Regulation.”

We also intend to elect to be treated, and intend to qualify annually, as a RIC under the Code, commencing with our taxable year ending on September 30, 2015. See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements.

Corporate Information

Our principal executive offices are located at 420 Lexington Avenue, Suite 920, New York, New York 10170. We maintain a website at www. poliwoggfunds.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

THE OFFERING

Common stock offered by us

Our shares are being offered on a best efforts basis, subject to a minimum requirement of $60 million in gross offering proceeds. Assuming that we sell $60 million of our shares of common stock at $20.00 per share, 3,000,000 shares are being offered. If we sell in excess of the minimum requirement, additional shares will be offered. We will not proceed with our initial public offering unless we satisfy all the applicable conditions for listing on The Nasdaq Capital Market and receive gross offering proceeds of at least $60 million. There can be no assurance that we will sell any or all of the shares to be sold pursuant to this prospectus.

On the date of this prospectus, an escrow account will be opened with U.S. Bank National Association, which will be governed by the terms of the escrow agreement that is filed as an exhibit to the registration statement of which this prospectus forms a part. The escrow account will be open only for the three or four business-day period between the date of this prospectus and the closing date of the offering. No investor funds will be accepted before that time, or after the closing of the offering. The escrow account has been set up for the benefit of the investors, and in compliance with the requirements of Rule 15c2-4 of the Exchange Act and other applicable rules and regulations. The escrow account is a non-interest bearing account. Investors will not receive any interest on the funds deposited into escrow. On the date of this prospectus, the underwriters will provide investors that are purchasing shares with detailed instructions for wiring their funds to U.S. Bank National Association. No checks will be accepted by the escrow agent.

On the closing date, the escrow agent will notify the underwriters whether at least the minimum required amount, or $60 million, has been received. If, on the closing date, the $60 million in funds have not been deposited into escrow, the offering will not proceed. The escrow agent will promptly return to investors all funds that were deposited into escrow.

U.S. Bank National Association is acting only as an escrow agent in connection with the offering of the securities described herein, and has not endorsed, recommended or guaranteed the purchase, value or repayment of such securities.

Use of proceeds

We estimate that the net proceeds we will receive from the sale of 3,000,000 shares of our common stock in this offering will be approximately $55 million, assuming an initial public offering price of $20.00 per share, after deducting underwriting discounts and commissions of $3.6 million and estimated organization and offering expenses of approximately $1.4 million. These expenses total approximately $5 million or $1.68 per share. The approximately $1.4 million of estimated organization and offering expenses is comprised of (i) approximately $0.8 million of such expenses payable directly by us, contingent upon a successful initial public offering and (ii) approximately $0.6 million which will be reimbursed to Poliwogg Advisers for the actual organization and offering expenses Poliwogg Advisers has incurred on our behalf upon completion of this offering. We have agreed to reimburse Poliwogg Advisers for the amount of organization and offering expenses they have incurred on our behalf up to 1.00% of the total price to the public of the shares of common stock sold in this offering (approximately $0.6 million for a sale of 3,000,000 shares). Of that $0.6 million, approximately $289,000 relates to the reimbursement of Poliwogg Advisers for the portion of the salaries of non-advisory personnel of Poliwogg Holdings that related solely to the structuring, organization and offering of the Company. Reimbursement of Poliwogg Advisers is contingent on a successful initial public offering.

We anticipated incurring a total of approximately $2.1 million of offering and organization expenses of which $0.2 million are organization expenses and $1.9 million are offering expenses. Of the approximately $2.1 million, Poliwogg Advisers has incurred on our behalf approximately $1.2 million of such expenses. However, as described in the preceding paragraph, assuming that we sell only $60 million of shares of our common stock in this offering, we will reimburse Poliwogg Advisers only $0.6 million of the $1.2 million of such expenses it has incurred pursuant to our reimbursement arrangement. We will not reimburse Poliwogg Advisers for any offering or organization expenses it incurred on our behalf in excess of 1% of the total price to the public of the shares of common stock sold in this offering. Poliwogg Advisers has agreed to bear any remaining offering or organization expenses that it has incurred on our behalf in excess of the 1%. Assuming that we sell $60 million of shares of our common stock in this offering, Poliwogg Advisers would bear approximately $0.6 million of our offering and organization expenses it has incurred on our behalf.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in accordance with our investment objective and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including the payment of operating expenses. Pending investment of the proceeds raised in this offering, we intend to invest the net proceeds primarily in cash, cash equivalents or short-term securities consistent with our BDC election and our intention to elect to be taxed as a RIC. The investment advisory fees payable by us will not be reduced while our assets are in cash equivalent securities. We anticipate that approximately 60% of the net proceeds of our offering will be utilized in the manner described above within one year; however, the diligence required to identify appropriate investment opportunities pursuant to our investment style, changes in market conditions and our desire to make additional investments in portfolio companies as “follow-on” investments may cause the investment period for the remaining net proceeds to extend as long as three years. See “Use of Proceeds.”

Investment Advisory Agreement	Poliwogg Advisers will be compensated for its services. Pursuant to the investment advisory agreement, Poliwogg Advisers will be entitled to a fee consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 1.75% of our total assets which includes any borrowings for investment purposes and payable quarterly in arrears. The base management fee will be calculated based on the average of (1) the value of our total assets which includes any borrowings for investment purposes at the end of the current calendar quarter, and (2) the value of our total assets which includes any borrowings for investment purposes at the end of the preceding calendar quarter; and appropriately adjusted for any share issuances or repurchases, if any, during the current calendar quarter. Base management fees for any partial month or quarter will be pro-rated. The base management fee may or may not be taken in whole or in part at discretion of Poliwogg Advisers. The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), beginning on the commencement of our operations, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

The investment advisory fee paid by us will not be reduced while our assets are invested in cash-equivalent securities. See “Regulation – Temporary Investments” for additional information about temporary investments we may make while waiting to make longer term investments in pursuit of our investment objective.

Our board of directors, including a majority of independent directors, will oversee and monitor our investment performance and Poliwogg Advisers’ performance pursuant to the investment advisory agreement. See “Investment Advisory Agreement and Administrative Services Agreement.”

Administrative Services Agreement

We will reimburse Poliwogg Advisers for our allocable portion (subject to the review of our board of directors) of overhead and other expenses it incurs in performing its obligations under the administrative services agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse Poliwogg Advisers for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our principal financial officer, chief compliance officer and any administrative support staff. While there is no limit on the total amount of expenses we may be required to reimburse to Poliwogg Advisers, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to Poliwogg Advisers.

Our administrator may, at any time, engage one or more third parties to assist it in carrying out its duties as our administrator. At the time of this offering, our administrator has contracted with U.S. Bancorp Fund Services, LLC to provide certain administrative and accounting services. We will pay the fees associated with providing such services directly to these service providers without profit to Poliwogg Advisers. See “Investment Advisory Agreement and Administrative Services Agreement.”

We have contracted with SDDCO Regulatory Services LLC to provide certain compliance services, including our chief compliance officer.

Nasdaq Capital Market, or Nasdaq, symbol	“PRMF”

Trading at a discount	Shares of closed-end investment companies, including BDCs, frequently trade in the secondary market at a discount to their net asset values. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have prior stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade below net asset value. See “Risk Factors.”

Distributions	In light of our investment strategy, we do not anticipate that the portfolio will generate significant ordinary income from interest and dividends. As a result, investors should not expect regular distributions of ordinary income. To the extent that we recognize any capital gains, dividends or interest income that are required to be distributed to shareholders, we intend to make such distributions annually out of assets legally available for distribution. Our stockholder distributions, if any, will be authorized by our board of directors and declared by us. However, if we do not generate sufficient taxable earnings during the year, portions of the distribution may constitute a return of capital, which is a return of a portion of a stockholder’s original investment in our common stock. We will not be able to determine whether any specific distribution will be treated as made out of our taxable earnings or as a return of capital until after the end of our taxable year. The amount treated as a tax-free return of capital will reduce a stockholder’s adjusted basis in his or her common stock, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her common stock.

Taxation	We intend to elect, effective prior to or as of the commencement of our operations, to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. We also must meet a separate distribution requirement to avoid a 4% excise tax. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and distribute to our stockholders, each taxable year, at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Leverage	Although we do not presently intend to do so, we may borrow funds in the future in order to make additional investments. We expect to use this practice, which is known as “leverage,” when the terms and conditions are favorable to long-term investing and well aligned with our investment strategy and portfolio composition in an effort to increase returns to our stockholders, but this strategy involves significant risks. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such borrowing. The amount of leverage that we employ will depend on our Adviser’s and our board’s assessment of market and other factors at the time of any proposed borrowing. Stockholders will bear the expenses associated with any leveraging.

Dividend reinvestment plan	We have adopted a dividend reinvestment plan for our stockholders, which is an “opt in” dividend reinvestment plan. Under this plan, if we declare a cash distribution to our stockholders, the amount of such distribution will be paid in cash unless a stockholder specifically “opts in” to our dividend reinvestment plan. If a stockholder opts in, that stockholder will be invested in additional shares of our common stock. Stockholders who receive distributions in the form of shares of common stock generally will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash, but will not receive any corresponding cash distributions with which to pay any applicable taxes. See “Dividend Reinvestment Plan.”

Custodian, transfer agent and dividend disbursing agent	U.S. Bank National Association will serve as our custodian and U.S. Bancorp Fund Services, LLC will serve as our transfer agent and dividend disbursing agent. See “Custodian, Transfer Agent, and Dividend Paying Agent.”

Emerging Growth Company Status

As a company with less than $1 billion in revenue during our last fiscal year, we qualify as an “emerging growth company” as defined in the JOBS Act. An emerging growth company may take advantage of specified reduced reporting requirements and is relieved of certain other significant requirements that are otherwise generally applicable to public companies under federal securities laws. As an emerging growth company:

•    we may present only two years of audited financial statements and only two years of related Management’s Discussion and Analysis of Financial Condition and Results of Operations in this prospectus;

•   we are exempt from the requirement to obtain an attestation and report from our auditors on the assessment of our internal control over financial reporting pursuant to the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”);

•   we have reduced disclosure requirements regarding executive compensation in our periodic reports, proxy statements and registration statements;

•   we are not required to give our stockholders non-binding advisory votes on executive compensation or golden parachute arrangements; and

•   we may elect to use an extended transition period for complying with new or revised accounting standards.

Although we are still evaluating the JOBS Act, we currently intend to take advantage of some or all of the reduced regulatory and disclosure requirements permitted by the JOBS Act. For example, while we are an emerging growth company, we intend to take advantage of the exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. We will remain an emerging growth company until the earliest of:

•   the last day of our fiscal year ending September 30, 2015;

•   the last day of the first fiscal year in which our total annual gross revenues exceed $1 billion;

•   the date on which we have, during the prior three-year period, issued more than $1 billion in non-convertible debt; or

• the date on which we are deemed to be a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act. We may choose to take advantage of some but not all of these reduced burdens.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:

Expenses (as a percentage of offering price) (1)
Sales load(2)	6.00%
Offering expenses(3)	2.39%
Dividend Reinvestment Plan fees(4)	None %

Total stockholder transaction expenses	8.39%

Annual expenses (as a percentage of average net assets attributable to common stock) (1),(5)
Base management fee(6)	1.75%
Incentive fee payable under our investment advisory agreement (20%)(7)	0.0%
Interest payments on borrowed funds(8)	0.0%
Other expenses(9)	1.57%

Total annual expenses	3.32%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a sales load of 6.00% (underwriting discounts and commissions) with respect to common stock sold by us in this offering. The incentive fee under the investment advisory agreement, which, assuming a 5% annual return, would not be payable, is not included in the example.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return (not subject to the incentive fee): (1),(2),(10)	$115	$177	$242	$415

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger the incentive fee payable under our investment advisory agreement, our expenses, and returns to our investors, would be higher. Further, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by (a) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors, or (b) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value.

(1)	Amount assumes that we sell $60 million of our common stock during our initial public offering and that our net offering proceeds (before expenses) from such sales equal $56.4 million. Actual expenses will depend on the number of shares of common stock we sell during our initial public offering. There can be no assurance that we will sell $60 million worth of our common stock during our initial public offering.

(2)	The underwriting discount and commission with respect to shares of our common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering. The sales load due to the underwriters is 6.00% of the offering price. For a description of the sales load and other compensation paid to the underwriters, see “Underwriting.”

(3)	Amount reflects estimated offering expenses of approximately $1.2 million (approximately $0.6 million of offering expenses payable directly by us and the reimbursement to Poliwogg Advisers of $0.6 million for offering expenses it has incurred on our behalf, which includes approximately $289,000 for the portion of the salaries of non-advisory personnel of Poliwogg Holdings that related solely to the structuring, organization and offering of the Company), assuming that we sell $60 million of shares of our common stock during our initial public offering. This amount does not reflect organization expenses of approximately $0.2 million. Our organization expenses are reflected in Other expenses. Offering expenses include, among other things, legal fees, other costs pertaining to the preparation of the registration statement (of which this prospectus forms a part) and, to the extent Poliwogg Advisers pays any of the expenses we may incur in connection with and this offering (other than the sales load), we will reimburse them for the actual offering expenses Poliwogg Advisers has incurred on our behalf upon completion of this offering up to 1.00% of the total price to the public of the shares of common stock sold in this offering. Reimbursement of Poliwogg Advisers is contingent on a successful initial public offering.

We anticipated incurring a total of approximately $2.1 million of offering and organization expenses of which $0.2 million are organization expenses and $1.9 million are offering expenses. Of the approximately $2.1 million, Poliwogg Advisers has incurred on our behalf approximately $1.2 million of such expenses. However, as described in the preceding paragraph, assuming that we sell only $60 million of shares of our common stock in this offering, we will reimburse Poliwogg Advisers only $0.6 million of the $1.2 million of such expenses it has incurred pursuant to our reimbursement arrangement. We will not reimburse Poliwogg Advisers for any offering or organization expenses it incurred on our behalf in excess of 1% of the total price to the public of the shares of common stock sold in this offering. Poliwogg Advisers has agreed to bear any remaining offering or organization expenses that it has incurred on our behalf in excess of the 1%. Assuming that we sell $60 million of shares of our common stock in this offering, Poliwogg Advisers would bear approximately $0.6 million of our offering and organization expenses it has incurred on our behalf.

(4)	The expenses of administering our Dividend Reinvestment Plan are included in Other expenses. See “Dividend Reinvestment Plan.”

(5)	The annual expenses are being presented in this manner because our stockholders will indirectly bear all of the costs of running the Company.

(6)	Our base management fee under the investment advisory agreement will be calculated at an annual rate of 1.75% of our total assets which includes any borrowings for investment purposes, payable quarterly in arrears, at the end of the most recently completed calendar quarter. The figure in the table is calculated on the basis of our assumed average net assets over the following twelve months. See “Investment Advisory Agreement and Administrative Services Agreement—Overview of Poliwogg Advisers—Advisory Fees.”

(7)

We may realize capital gains that result in the payment of an incentive fee to our Adviser in the first year after completion of this offering. However, the incentive fee payable to our Adviser is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed an incentive fee of 0% in this table. Once we have fully invested the initial proceeds of this offering, we expect that the incentive fees we pay to increase to the extent we realize capital gains upon the sale of investments in our portfolio companies. The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), beginning on the commencement of our operations, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. It should be noted that we will accrue an incentive fee for accounting purposes taking into account any unrealized appreciation in accordance with U.S. generally accepted accounting principles (“GAAP”). Amounts paid under the investment advisory agreement will be consistent with the formula reflected in the investment advisory agreement. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. See “Investment Advisory Agreement and Administrative Services Agreement—Overview of Poliwogg Advisers—Advisory Fees” for a full explanation of how this incentive fee is calculated.

(8)	We do not currently anticipate incurring indebtedness on our portfolio or paying any interest. We also do not currently anticipate issuing any preferred stock. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our stockholders.

(9)	Other expenses include accounting, legal and auditing fees, as well as any amounts reimbursed to Poliwogg Advisers pursuant to the administrative services agreement for the provision of administrative services to us and expenses associated with our organization. The amount presented in the table reflects estimated amounts we expect to pay during the twelve months following the commencement of our operations and does not include preferred pricing arrangements we may receive from certain parties as a newly-formed entity.

(10)	Assumes that we will not realize any capital gains.

RISK FACTORS

This is our initial public offering. Investing in our common stock involves a number of significant risks. This section of the prospectus discusses the principal risk factors associated with an investment in the Company specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Related to this Offering and an Investment in Our Common Stock

Prior to this offering, there has been no public market for our common stock and we cannot assure you that the market price of shares of our common stock will not decline following this offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. In addition, we cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after our initial public offering. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock soon after this offering is completed.

Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its net asset value per share, we will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If our common stock trades below net asset value, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility, or loss of all or part of your investment. Our investments in Regenerative Medicine Companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	any inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any inability to access the capital markets;

•	realized and unrealized losses in investments in our portfolio companies; the financial performance of the industries in which we invest;

•	announcement of strategic developments, acquisitions, and other material events by us or our competitors or operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	perception or reputation of our Adviser;

•	loss of our qualification as a RIC or BDC;

•	changes in earnings or variations in operating results;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of, or loss of access to, our Adviser’s senior investment team;

•	operating performance of companies comparable to us; and

•	general economic trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and could divert management’s attention and resources from our business.

We will face significant competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

A number of entities will compete with us to make the types of investments that we plan to make. We will compete with other venture capital firms and venture capital funds, various public and private investment funds, including hedge funds, other BDCs, commercial and investment banks, commercial financing companies, and various biotechnology, life sciences and drug discovery companies’ internal venture capital arms. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a stronger network of contacts and better connections for deal flows or have access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a BDC. See “Regulation.” We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We are a new company and have no operating history.

We were formed on February 18, 2014, and will not commence operations until we satisfy all the applicable conditions for listing on The Nasdaq Capital Market and receive gross offering proceeds of at least $60 million. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially.

As a new company with no investments, our initial public offering may be deemed to be a “blind pool” offering. An investor may not have the opportunity to evaluate historical data or assess investments prior to purchasing our shares.

Poliwogg Advisers has not generally identified, made or contracted to make investments on our behalf with the proceeds from our initial public offering. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning future investments we make using the proceeds from our initial public offering prior to making a decision to purchase our shares. You must rely on Poliwogg Advisers to implement our investment strategy, to evaluate all of our investment opportunities and to structure the terms of our investments rather than evaluating our investments in advance of purchasing shares of our common stock. Because investors are not able to evaluate our investments in advance of purchasing our shares, our initial public offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

If we are unable to raise substantial funds in our “best efforts” initial public offering in excess of our minimum amount, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets underperform.

Our initial public offering is being made on a best efforts basis, subject to a minimum requirement of $60 million in gross offering proceeds. We will not proceed with our initial public offering unless we satisfy all the applicable conditions for listing on The Nasdaq Capital Market and receive gross offering proceeds of at least $60 million. Even though we have established a minimum size necessary for us to release funds from the escrow account and commence our initial public offering, such minimum amount may not be sufficient to purchase a diversified portfolio of investments. To this end, the opportunity for the allocation of our investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating our expenses over a smaller capital base.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Prior to investing in securities of portfolio companies, we will invest the net proceeds of our initial public offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

In light of our investment strategy, we do not anticipate that the portfolio will generate significant ordinary income from interest and dividends. As a result, investors should not expect regular distributions of ordinary income.

We intend to make distributions on an annual basis to our stockholders out of assets legally available for distribution. To the extent we recognize any capital gains, dividends or interest income that are required to be distributed to shareholders, our distribution proceeds may exceed our current earnings. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes, which will lower your tax basis in your shares. A return of capital is a return of a portion of a stockholder’s original investment in our common stock, rather than a return derived from our earnings and profits. We will not be able to determine whether any distribution will be treated as made out of our taxable earnings, if any, or as a return of capital until after the end of our taxable year. The amount treated as a tax-free return of capital will reduce a stockholder’s adjusted basis in his or her common stock, which may result in higher tax liability at the time that such stockholder sells or otherwise disposes of his or her common stock compared to the tax liability the shareholder would have had if the distribution had been characterized as a taxable dividend. Any capital returned to you through distributions will be distributed after payment of fees and expenses, including any fees payable to Poliwogg Advisers. Each year a statement on Form 1099-DIV identifying the sources of the distributions that we make will be mailed to you. All distributions will be made at the discretion of our board of directors and will depend on our earnings, financial condition, maintenance of RIC status and compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will make distributions to our stockholders in the future.

A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Our investors will not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 500,000,000 shares of common stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase or decrease the number of authorized shares of stock without stockholder approval. After an investor purchases shares, our board of directors may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to our independent directors or employees of Poliwogg Advisers. To the extent we issue additional equity interests after an investor purchases shares of our common stock, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of his or her shares of our common stock.

Our stockholders will experience dilution in their ownership percentage if they do not opt in to our dividend reinvestment plan.

Any dividends declared in cash and other distributions payable to stockholders will be paid in cash unless a stockholder “opts in” to our dividend reinvestment plan. Participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that do not opt in to our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Certain provisions of our charter and bylaws, as well as provisions of the Maryland General Corporation Law, could deter takeover attempts and have an adverse impact on the value of our common stock.

The Maryland General Corporation Law (the “MGCL”) and our charter and bylaws contain certain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. Under the Business Combination Act of the MGCL, certain business combinations between us and an “interested stockholder” (defined generally to include any person who beneficially owns 10% or more of the voting power of our outstanding shares) or an affiliate thereof are prohibited for five years after the most recent date on which the interested stockholder became an interested stockholder. Thereafter, any such business combination is subject to special stockholder voting requirements to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any person to the extent that such business combination receives the prior approval of our board of directors, including a majority of our directors who are not interested persons as defined in the 1940 Act. Under the Control Share Acquisition Act of the MGCL, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by officers or by directors who are employees of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our common stock, but such provision may be repealed at any time (before or after a control share acquisition). However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The Business Combination Act (if our board of directors should repeal the resolution) and the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Moreover, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and a majority of our entire board of directors may, without stockholder action, amend our charter to increase or decrease the number of shares of stock of any class or series that we have authority to issue.

These provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We will make investments in equity securities and equity-linked securities, which may include common stock, preferred stock, convertible securities, and warrants or other rights to acquire common or preferred stock, of private as well as publicly traded Regenerative Medicine Companies of all sizes. Common stock represents shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock represents shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds or other debt securities. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security.

Most of our target Regenerative Medicine Companies will be small, with market capitalizations of less than $250 million. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value or lose all value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may be unable to exercise any put rights we acquire, which grant us the right to sell our equity securities back to the portfolio company, for the consideration provided in our investment documents if the issuer is in financial distress.

We may also make investments in debt securities of private as well as publicly traded Regenerative Medicine Companies, including subordinated and senior debt; however, our debt investments are not expected to comprise a significant portion of our portfolio.

Subordinated Debt. Any subordinated debt investments will generally be subordinated to senior debt and unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our shareholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

Senior Debt. When we invest in senior debt, we generally will seek to take a security interest in the available assets of the portfolio company, including equity interests in any of its subsidiaries. There is a risk that the collateral securing our investments may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, we expect to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Private Companies. Investing in private companies poses significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet their obligations under their securities that we hold. Second, the investments themselves may often be illiquid. The securities of many of the companies in which we invest are not publicly traded. For these companies, we will make such investments directly, as opposed to buying their securities on an exchange, and there may be additional costs and expenses with such investments. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments also may be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of Poliwogg Advisers to obtain adequate information through its due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors.

Non-U.S. securities. We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations.

Our portfolio companies may have limited operating histories and financial resources.

We expect that our portfolio will consist of investments in companies that have relatively limited operating histories. Generally, very little public information exists about these companies, and we will rely on the ability of Poliwogg Advisers to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed decision, and we may lose money on our investments. These companies may be particularly vulnerable to U.S. and foreign economic downturns such as the recent recession and may have limited access to capital. These businesses also frequently have less diverse product lines, or none at all, and no market presence, or a smaller market presence than larger competitors, and may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical, operational and marketing resources, and typically depend upon the expertise and experience of a single individual executive or a small management team. Our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively affect our investment returns.

In addition, our portfolio companies may compete with each other for investment or business opportunities and the success of one could negatively impact the other. Furthermore, substantially all of our portfolio companies will do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow, if any, or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may materially and adversely affect the return on, or the recovery of, our investment. Furthermore, some portfolio companies may have a history of losses and are not able to achieve or sustain profitability. As a result, we may lose our entire investment in any or all of our portfolio companies.

Our investment strategy includes investing in equity securities of early-stage, emerging growth companies, which involve a degree of risk that can result in substantial losses as these companies are in a “start-up” stage of development with little or no operating history, often operate at a loss and may have no marketable or approved products or technology.

We will invest in equity securities of emerging growth companies. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Many of the companies in which we will invest are expected to be companies that are in a “start-up” stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional “follow-on” capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, which could include us. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.

Our investment strategy includes investing in venture growth stage companies, which are subject to many risks, including dependence on the need to raise additional capital, volatility, intense competition, shortened product life cycles, dependence on key management, changes in regulatory and governmental programs and periodic downturns and you could lose all or part of your investment.

We will also invest in venture growth stage companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns, compared to more mature companies. The revenues, income (or losses), and projected financial performance and valuations of venture growth stage companies can and often do fluctuate suddenly and dramatically. Our target venture growth stage companies may be geographically concentrated and would therefore be highly susceptible to materially negative local political, natural and economic events. In addition, high growth industries, such as regenerative medicine, are generally characterized by abrupt business cycles and intense competition. Overcapacity in high growth industries, together with cyclical economic downturns, may result in substantial decreases in the value of many venture growth stage companies and/or their ability to meet their current and projected financial performance to service our debt. Furthermore, venture growth stage companies also typically rely on venture capital and private equity investors, initial public offerings, or sales for additional capital. These companies, their industries and the outlook for their industries are all subject to change, which could adversely impact their ability to execute to their business plans and generate cash flow or raise additional capital. As small companies generally, they are also more dependent than larger companies on having capable management and the key talent to negotiate this landscape. Therefore, our venture growth stage companies may face considerably more risk of loss than do companies at later stages of development.

We may invest in micro-cap companies and companies we may hope will have successful initial public offerings.

Although micro-cap companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of micro-cap companies that trade in limited volumes, Poliwogg Advisers may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

We invest in companies that we believe are likely to issue securities in initial public offerings (“IPOs”). Although there is a potential the pre-IPO securities that we buy may increase in value if the company does issue securities in an IPO, IPOs are risky and volatile and may cause the value of our securities to fall dramatically. Also, because securities of pre-IPO companies are generally not freely or publicly tradable, we may not have access to purchase securities in these companies in the amounts or at the prices we desire. Securities issued by these privately held companies have no trading history, and information about such companies may be available for very limited periods. The companies that we anticipate holding IPOs may not ever issues shares in an IPO and a liquid market for their securities may never develop, which may negatively affect the price at which we can sell any such securities and make it more difficult to sell such securities, which could also adversely affect our liquidity.

We expect to purchase securities in IPOs, which involve significant risks for us, and we may not be able to participate in offerings to the extent desired or at all. We may purchase securities of a company in the public market at the company’s IPO. Securities purchased in IPOs are often subject to the general risk associated with investments in companies with smaller market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about companies may be available for very limited periods. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when we are unable to invest significantly or at all in IPOs may be lower than during periods when we are able to do so.

IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful. If the Company grows, the possible positive effects of IPO investments on the Company may decrease. In addition, as a BDC, we are subject to special securities laws and regulations so that 70% of our total assets must be comprised of securities of “eligible portfolio companies.” In the case of the stocks of a publicly traded company, this requirement is met only if the market capitalization of that portfolio company is below $250 million at the time of our investment. Therefore, while publicly traded small-cap companies (those with a market capitalization of below $250 million) are considered eligible portfolio companies, large-cap or mid-cap companies are not. Under the 1940 Act, our ability to own publicly traded securities with market capitalizations in excess of $250 million is limited.

We may invest in companies that do not have venture capital or private equity firms as equity investors, and these companies may entail a higher risk of loss than do companies with institutional equity investors, which could increase the risk of loss of your investment.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements. Portfolio companies that do not have venture capital or private equity investors may be unable to raise any additional capital to satisfy their obligations or to raise sufficient additional capital to reach the next stage of development. Portfolio companies that do not have venture capital or private equity investors may be less financially sophisticated and may not have access to independent members to serve on their boards, which means that they may be less successful than portfolio companies sponsored by venture capital or private equity firms. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are sponsored by venture capital or private equity firms.

Our investments in the Regenerative Medicine Companies which are reliant on biotechnology are subject to certain risks particular to that industry.

The success of Regenerative Medicine Companies that rely heavily on biotechnology is highly dependent on the development, procurement and/or marketing of drugs. The values of such Regenerative Medicine Companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of such companies may be affected significantly by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. Moreover, the process for obtaining regulatory approval by the Food and Drug Administration (the “FDA”) or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained. Companies in the biotechnology industry may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the biotechnology industry may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services. Any change in regulatory requirements due to the adoption by the FDA and/or foreign regulatory authorities of new legislation, regulations, or policies may require some of our portfolio companies to amend existing clinical trial protocols or add new clinical trials to comply with these changes. Such amendments to existing protocols and/or clinical trial applications or the need for new ones, may significantly impact the cost, timing and completion of the clinical trials.

In addition, increased scrutiny by the U.S. Congress of the FDA’s and other authorities approval processes may significantly delay or prevent regulatory approval, as well as impose more stringent product labeling and post-marketing testing and other requirements. Foreign regulatory authorities may also increase their scrutiny of approval processes resulting in similar delays. Increased scrutiny and approvals processes may limit the ability of our portfolio companies to market and commercialize their products in the U.S. and in foreign countries.

Our investments in Regenerative Medicine Companies that focus on the life sciences industry are subject to extensive government regulation, litigation risk and certain other risks particular to that industry.

We plan to invest in Regenerative Medicine Companies that focus in the life sciences industry. Such companies are subject to extensive regulation by the FDA and to a lesser extent, other federal, state and other foreign agencies. If any of these portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Product development efforts by these portfolio companies may not result in commercial products. Portfolio companies that produce medical devices or drugs are subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, governmental budgetary constraints affecting the regulatory approval process, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company in this industry. Portfolio companies in the life sciences industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, could have a material adverse effect on the market price of the securities of those life sciences companies.

Our investments in Regenerative Medicine Companies that focus on drug discovery are subject to numerous risks, including competition, extensive government regulation, product liability and commercial difficulties.

Our investments in Regenerative Medicine Companies that are focused on drug discovery are subject to numerous risks. The development of new drugs and products requires significant research and development, clinical trials and regulatory approvals. The results of product development efforts may be affected by a number of factors, including the ability to innovate, develop and manufacture new products, complete clinical trials, obtain regulatory approvals and reimbursement in the U.S. and abroad, or gain and maintain market approval of products. In addition, regulatory review processes by U.S. and foreign agencies may extend longer than anticipated as a result of decreased funding and tighter fiscal budgets. Further, patents attained by others can preclude or delay the commercialization of a product. There can be no assurance that any products now in development will achieve technological feasibility, obtain regulatory approval, or gain market acceptance. Failure can occur at any point in the development process, including after significant funds have been invested. Products may fail to reach the market or may have only limited commercial success because of efficacy or safety concerns, failure to achieve positive clinical outcomes, inability to obtain necessary regulatory approvals, failure to achieve market adoption, limited scope of approved uses, excessive costs to manufacture, the failure to establish or maintain intellectual property rights, or the infringement of intellectual property rights of others.

The essence of a Regenerative Medicine Company’s product development program is based on novel technologies and is inherently risky.

Our Regenerative Medicine Companies are subject to the risks of failure inherent in the development of products based on new technologies. The novel nature of such products creates significant challenges in regards to product development and optimization, manufacturing, government regulation, third-party reimbursement and market acceptance. For example, the pathway to regulatory approval for product candidates based on novel technologies may accordingly be more complex and lengthy. As a result, the development and commercialization pathway for such product candidates may be subject to increased uncertainty, as compared to the pathway for new conventional product candidates.

The patent approval process is complex and we cannot be sure that a Regenerative Medicine Company’s pending patent applications or future patent applications will be approved.

The patent position of Regenerative Medicine Companies generally is highly uncertain, involves complex legal and factual questions and has in recent years been the subject of much litigation. As a result, the issuance, scope, validity, enforceability and commercial value of our portfolio companies’ and any future licensors’ patent rights are highly uncertain. Our portfolio companies’ pending and future patent applications may not result in patents being issued which protect its technology or products or which effectively prevent others from commercializing competitive technologies and products. Changes in either the patent laws or interpretation of the patent laws in the United States and other countries may diminish the value of our portfolio companies’ patents or narrow the scope of their patent protection. The laws of foreign countries may not protect our portfolio companies’ rights to the same extent as the laws of the United States and they may not be able to obtain meaningful patent protection for any of their commercial products either in or outside the United States.

No assurance can be given that the scope of any patent protection granted will exclude competitors or provide our portfolio companies with competitive advantages, that any of the patents that have been or may be issued to them will be held valid if subsequently challenged, or that other parties will not claim rights to or ownership of their patents or other proprietary rights that they hold. Furthermore, there can be no assurance that others have not developed or will not develop similar products, duplicate any of our portfolio companies’ technology or products or design around any patents that have been or may be issued to them or any future licensors. Since patent applications in the United States and in Europe are not publicly disclosed until patents are issued, there can be no assurance that others did not first file applications for products covered by our portfolio companies’ pending patent applications, nor can they be certain that they will not infringe any patents that may be issued to others.

If our portfolio companies are unable to protect their intellectual property rights, then our business and prospects could be harmed. If our portfolio companies are required to devote significant resources to protecting their intellectual property rights, then the value of our investment could be reduced.

Our future success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. The portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Even if a portfolio company obtains regulatory approvals to sell its products, lack of commercial acceptance could impair its business.

Our portfolio companies will be seeking to obtain regulatory approvals to market their products. Even if they obtain all required regulatory approvals, we cannot be certain that their products and processes will be accepted in the marketplace at a level that would allow them to operate profitably. Their products may be unable to achieve commercial acceptance for a number of reasons, such as the availability of alternatives that are less expensive, more effective, or easier to use; the perception of a low cost-benefit ratio for the product amongst physicians and hospitals; or an inadequate level of product support from themselves or a commercial partner. Their technologies or product candidates may not be employed in all potential applications being investigated, and any reduction in applications would limit the market acceptance of their technologies and product candidates, and their potential revenues.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

The inability of our portfolio companies to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market- or life-span than have products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate, or raise additional capital, in increasingly competitive markets. Their inability to do so could affect our investment return. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development and commercial acceptance. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

Changes in healthcare laws and other regulations applicable to some of our portfolio companies’ businesses may constrain their ability to offer their products and services.

Changes in healthcare or other laws and regulations applicable to the businesses of some of our portfolio companies may occur that could increase their compliance and other costs of doing business, require significant systems enhancements, or render their products or services less profitable or obsolete, any of which could have a material adverse effect on their results of operations. There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation could have a material effect on the business and operations of some of our portfolio companies.

Restrictions on research and development involving human embryonic stem cells and religious and political pressure regarding such stem cell research and development could impair the ability of any of our portfolio companies to conduct, sponsor or benefit from potential collaborative research and development programs and could adversely affect these portfolio companies’ prospects, which may impact the market price of our common stock and our investment returns.

Any of our portfolio companies may have ongoing and planned research and development programs involving the use of human embryonic stem cells (“hESCs”) or may be reliant on such programs. Some believe the use of hESCs gives rise to ethical and social issues regarding the appropriate use of these cells. As such, research related to hESCs may become the subject of adverse commentary or publicity, which could significantly harm the performance of our portfolio companies. Although now substantially less than in years past, certain political and religious groups in the United States and elsewhere have voiced and continue to voice opposition to hESC technology and practices. Certain academic research institutions have adopted policies regarding the ethical use of human embryonic tissue. These policies may have the effect of limiting the scope of future collaborative research opportunities, thereby potentially impairing our portfolio companies’ ability to conduct or benefit from profitable research and development projects in this field.

The use of embryonic or fetal tissue in research (including the derivation of hESCs) in other countries is regulated by the government, and varies widely from country to country. Government-imposed restrictions with respect to use of hESCs in research and development could have a material adverse effect on our portfolio companies by harming their ability to establish or benefit from critical collaborations and by delaying or preventing progress in relevant research and development.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt or issue other equity securities that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments will usually prohibit the portfolio companies from paying interest or dividends on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company will typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Subordinated liens on collateral securing debt that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we make in portfolio companies may be secured on a second priority basis by the same collateral securing senior debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any. The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights would be adversely affected.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Although we generally structure certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company or a representative of us or Poliwogg Advisers sat on the board of directors of such portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors.

In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to, or exercise control or influence over the board of directors of, the borrower.

We will be exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on any debt investments and investment opportunities and, accordingly, have a material adverse effect on our investment objective and our rate of return on invested capital. If interest rates fall, our portfolio debt may be repaid before the maturity date. Under such scenario, we may fail to receive our full anticipated investment return. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

Interest rates have recently been at or near historic lows. In the event of a rising interest rate environment, payments under floating rate debt instruments would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

We generally will not control our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and may take risks or otherwise act in ways that do not serve our interests as investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

A lack of liquidity in most of our investments may adversely affect our business.

As we generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise illiquid, or less liquid, than publicly traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may greatly reduce the expected return on the investment.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we generally are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on stake holdings in investment companies. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be focused on relatively few portfolio companies.

Our portfolio will lack diversification and may be subject to greater risks and market fluctuations than a portfolio that has securities representing a broader range of investments.

Under normal market conditions, we expect to invest at least 70% of our total assets in securities of Regenerative Medicine Companies. As a result, our portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the biotechnology, life sciences and drug discovery industries than a portfolio of companies representing a larger number of industries. Accordingly, you will not benefit from the diversification which could result from an investment in a portfolio of companies that operate in multiple sectors. This risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. As a result, our investments may be subject to greater risk and market fluctuation than investments in securities representing a broader range of industries.

Our financial condition, results of operations and cash flows would be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in an individual company may be significant. As a result, if a significant investment in such a company fails to perform as expected, our financial condition, results of operations and cash flows could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. Our financial condition, results of operations and cash flows could be materially and adversely affected if these companies or any other significant investment we may make in the future, encounter financial difficulty and fail to repay their obligations to us or to perform as expected.

Risks Related to Our Business and Structure

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of our public offering of common stock and may use the net proceeds from such offering in ways with which investors may not agree or for purposes other than those contemplated in this or any other prospectus relating to our initial public offering.

Our ability to achieve our investment objective depends on Poliwogg Advisers’ ability to manage and support our investment process. If Poliwogg Advisers were to lose any of our portfolio managers, our ability to achieve our investment objective could be significantly harmed.

Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of Poliwogg Advisers. Poliwogg Advisers will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of Poliwogg Advisers and its senior management team. The departure of any members of Poliwogg Advisers’ senior management team could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective will depend on Poliwogg Advisers’ ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Poliwogg Advisers’ capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, Poliwogg Advisers may, in the future, need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Poliwogg Advisers may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

In addition, both the investment advisory agreement and administrative services agreement have termination provisions that allow the parties to terminate the agreement without penalty. The investment advisory and administrative services agreements may be terminated at any time, without penalty, by Poliwogg Advisers, upon 60 days’ written notice to us. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such an agreement is terminated, it may be difficult for us to replace Poliwogg Advisers. Furthermore, the termination of either of these agreements may adversely impact the terms of any financing facility into which we may enter, which could have a material adverse effect on our business and financial condition.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on Poliwogg Advisers’ ability to identify, invest in, and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of Poliwogg Advisers’ structuring of the investment process, its ability to provide competent, attentive, and efficient services to us and our access to financing on acceptable terms. In addition, the employees of Poliwogg Advisers may also be called upon to provide managerial assistance to our portfolio companies. Such demands on their time may distract them or slow our rate of investment. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition, and results of operations.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. There will not be a public market for the securities of the privately held companies in which we intend to invest. Many of our investments will not be publicly traded or actively traded on a secondary market but, instead, will be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

Changes in laws or regulations governing our operations or the operations of our business partners may adversely affect our business or cause us to alter our business strategy.

Any changes to the laws and regulations governing our operations, including with respect to permitted investments, may cause us to alter our investment strategy to avail ourselves of new or different opportunities or make other changes to our business. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment strategy shifting from the areas of expertise of Poliwogg Advisers to other types of investments in which Poliwogg Advisers may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

As a public company, we will be subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public company, we will be subject to regulations not applicable to private companies, including provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Beginning with our fiscal year ending September 30, 2015, our management will be required to report on our internal control over financial reporting pursuant to Section 404(a) of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. Thereafter, we are required to disclose changes made in our internal control on financial reporting on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404(b). We could be an emerging growth company for up to five years. Even after five years when we would no longer qualify as an emerging growth company, we will not be required to comply with such attestation requirement if our non-affiliate public float is less than $75 million. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not detect. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

As a newly formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

We are an “emerging growth company,” and we do not know if such status will make our common stock less attractive to investors.

We currently are, and following the completion of this offering expect to remain, an “emerging growth company,” as defined in the JOBS Act, until the earliest of:

•	the last day of our fiscal year ending September 30, 2015;

•	the last day of the first fiscal year in which our total annual gross revenues exceed $1 billion;

•	the date on which we have, during the prior three-year period, issued more than $1 billion in non-convertible debt; and

•	the date on which we are deemed to be a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur at the end of a fiscal year if (i) the market value of our common stock held by non-affiliates exceeds $700 million calculated as of the last business day of our most recently completed second fiscal quarter, (ii) we have been publicly reporting for at last 12 months, and (iii) we have filed at least one annual report on Form 10-K.

Although we are still evaluating the JOBS Act, we currently intend to take advantage of some or all of the reduced regulatory and disclosure requirements permitted by the JOBS Act. For example, while we are an emerging growth company, we intend to take advantage of the exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting and the extended transition period available to emerging growth companies to comply with “new or revised accounting standards” until those standards are applicable to private companies. As a result, our financial statements may not be comparable to the financial statements of issuers who are required to comply with the effective dates for new or revised accounting standards that are applicable to public companies. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected. We cannot predict if investors will find our common stock less attractive because we rely on some or all of these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, variations in the value of our portfolio investments, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Poliwogg Advisers, our adviser and administrator, can resign upon 60 days’ written notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could materially and adversely affect our financial condition, results of operations and cash flows.

Poliwogg Advisers has the right under the investment advisory agreement to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. Similarly, Poliwogg Advisers has the right under the administrative services agreement to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If our investment adviser or administrator were to resign, we may not be able to find a new investment adviser or administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, results of operations and cash flows as well as our ability to pay distributions to our stockholders are likely to be materially and adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and our administrator. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may materially and adversely affect our financial condition, results of operations and cash flows.

Risks Related to Poliwogg Advisers and Its Affiliates

Poliwogg Advisers and our portfolio managers have no prior experience managing a BDC or a RIC.

Poliwogg Advisers is a new entity and has no prior experience managing a BDC or a RIC. Neither portfolio manager has ever managed a BDC or a RIC. Therefore, Poliwogg Advisers and its management may not be able to successfully operate our business or achieve our investment objective. As a result, an investment in our shares of common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other types of investment vehicles. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly-traded public companies. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or a RIC or could force us to pay unexpected taxes and penalties, which could be material. Poliwogg Advisers’ lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

Poliwogg Advisers and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

Poliwogg Advisers and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow Poliwogg Advisers to earn increased asset management fees. In addition, the decision to utilize leverage in the future will increase our assets and, as a result, will increase the amount of management fees payable to Poliwogg Advisers.

There may be conflicts of interest related to obligations Poliwogg Advisers’ senior management have to our affiliates and to other clients.

The members of the senior management of Poliwogg Advisers may, in the future, serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on Poliwogg Advisers to manage our day-to-day activities and to implement our investment strategy. Poliwogg Advisers and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, Poliwogg Advisers, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of other entities affiliated with Poliwogg Advisers or its affiliates. Poliwogg Advisers and its employees will devote only as much of its or their time to our business as Poliwogg Advisers and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

There is no clawback on the incentive fee.

The incentive fee is calculated on either a cumulative or investment-by-investment basis; however, since the fee is paid on an annual basis, it may result in a fee being payable to Poliwogg Advisers in a particular year even where realized losses incurred by us in subsequent years would have offset those gains, and reduced the incentive fee. Since the incentive fee does not require Poliwogg Advisers to return fees paid in these years, the aggregate incentive fee paid to Poliwogg Advisers over our life may be more than 20% of the actual realized gains reduced by realized losses over our life.

Our incentive fee may induce Poliwogg Advisers to make speculative investments.

The incentive fee payable by us to Poliwogg Advisers may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to Poliwogg Advisers will be determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee will be payable based upon our average total assets, which would include any borrowings for investment purposes, may encourage Poliwogg Advisers to use leverage in the future to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns. Shareholders will bear the expenses associated with any leveraging.

The investment advisory agreement was not negotiated on an arm’s length basis and may not be as favorable to us as if it had been negotiated with an unaffiliated third-party.

Pursuant to the terms of the investment advisory agreement, Poliwogg Advisers will be responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and performing diligence of our investments and monitoring our investment portfolio on an ongoing basis. The investment advisory agreement was negotiated between related parties. Consequently, its terms, including fees payable to Poliwogg Advisers, may not be as favorable to us as if it had been negotiated with an unaffiliated third-party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under the investment advisory agreement because of our desire to maintain our ongoing relationship with Poliwogg Advisers.

Poliwogg Advisers’ liability is limited under the investment advisory agreement and we have agreed to indemnify Poliwogg Advisers against certain liabilities, which may lead Poliwogg Advisers to act in a riskier manner on our behalf than it would when acting for its own account.

Under the investment advisory agreement, Poliwogg Advisers has not assumed any responsibility to us other than to render the services called for under that agreement. It will not be responsible for any action of our board of directors in following or declining to follow Poliwogg Advisers’ advice or recommendations. Under the investment advisory agreement, Poliwogg Advisers and its professionals and any person controlling or controlled by Poliwogg Advisers will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the investment advisory agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that Poliwogg Advisers owes to us under the investment advisory agreement. In addition, as part of the investment advisory agreement, we have agreed to indemnify Poliwogg Advisers and its professionals from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the investment advisory agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under the investment advisory agreement.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” as defined in the 1940 Act, including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to issue equity continuously at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution.

Although we do not presently intend to do so, we may borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price per share that is below our net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders, as well as those stockholders that are not affiliated with us, approve such sale.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Poliwogg Advisers without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees, administrative fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to allocate our portfolio among various issuers and industries and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

Risks Related to Debt Financing

If we borrow money, which we currently do not intend to do, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets increases, leverage would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to Poliwogg Advisers. Stockholders will bear the expenses associated with any leveraging.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To qualify for and maintain RIC tax treatment under Subchapter M of the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid the imposition of a nondeductible 4% federal excise tax, we must meet an additional annual distribution requirement. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its effect on the industries in which we may invest;

•	our use of financial leverage;

•	the ability of Poliwogg Advisers to locate suitable investments for us and to monitor and administer our investments;

•	the ability of Poliwogg Advisers or its affiliates to attract and retain highly talented professionals;

•	our ability to qualify and maintain our qualification as a RIC and as a BDC;

•	the effect of changes to tax legislation and our tax position; and

•	the tax status of the enterprises in which we may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward looking statements and projections contained in this prospectus or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 3,000,000 shares of our common stock in this offering will be approximately $55 million, assuming an initial public offering price of $20.00 per share, after deducting underwriting discounts and commissions of $3.6 million and estimated organization and offering expenses of approximately $1.4 million. These expenses total approximately $5 million or $1.68 per share. The approximately $1.4 million of estimated organization and offering expenses is comprised of (i) approximately $0.8 million of such expenses payable directly by us, contingent upon a successful initial public offering and (ii) approximately $0.6 million which will be reimbursed to Poliwogg Advisers for the actual organization and offering expenses Poliwogg Advisers has incurred on our behalf upon completion of this offering. We have agreed to reimburse Poliwogg Advisers for the amount of organization and offering expenses they have incurred on our behalf up to 1.00% of the total price to the public of the shares of common stock sold in this offering (approximately $0.6 million for a sale of 3,000,000 shares). Of that $0.6 million, approximately $289,000 relates to the reimbursement of Poliwogg Advisers for the portion of the salaries of non-advisory personnel of Poliwogg Holdings that related solely to the structuring, organization and offering of the Company. Reimbursement of Poliwogg Advisers is contingent on a successful initial public offering.

We anticipated incurring a total of approximately $2.1 million of offering and organization expenses of which $0.2 million are organization expenses and $1.9 million are offering expenses. Of the approximately $2.1 million, Poliwogg Advisers has incurred on our behalf approximately $1.2 million of such expenses. However, as described in the preceding paragraph, assuming that we sell only $60 million of shares of our common stock in this offering, we will reimburse Poliwogg Advisers only $0.6 million of the $1.2 million of such expenses it has incurred pursuant to our reimbursement arrangement. We will not reimburse Poliwogg Advisers for any offering or organization expenses it incurred on our behalf in excess of 1% of the total price to the public of the shares of common stock sold in this offering. Poliwogg Advisers has agreed to bear any remaining offering or organization expenses that it has incurred on our behalf in excess of the 1%. Assuming that we sell $60 million of shares of our common stock in this offering, Poliwogg Advisers would bear approximately $0.6 million of our offering and organization expenses it has incurred on our behalf.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in Regenerative Medicine Companies in accordance with our investment objective and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including the payment of operating expenses. However, we have not established limits on the use of proceeds from this offering. We anticipate that approximately 60% of the net proceeds of our offering will be utilized in the manner described above within one year; however, the diligence required to identify appropriate investment opportunities pursuant to our investment style, changes in market conditions and our desire to make additional investments in portfolio companies as “follow-on” investments may cause the investment period for the remaining net proceeds to extend as long as three years.

Pending such use, we intend to invest the net proceeds of our offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our intention to elect to be taxed as a RIC.

DISTRIBUTIONS

In light of our investment strategy, we do not anticipate that the portfolio will generate significant ordinary income from interest and dividends. As a result, investors should not expect regular distributions of ordinary income.

We intend to make annual distributions to our stockholders, the timing and amount of our annual distributions, if any, will be determined by our board of directors. Any distribution to our stockholders will be authorized by our board of directors and declared by us out of assets legally available for distribution. However, if we do not generate sufficient taxable earnings during the year, portions of the distribution may constitute a return of capital, which is a return of a portion of a stockholder’s original investment in our common stock, rather than a return derived from our earnings and profits. We will not be able to determine whether any distribution will be treated as made out of our taxable earnings or as a return of capital until after the end of our taxable year. The amount treated as a tax-free return of capital will reduce a stockholder’s adjusted basis in his or her common stock, which may result in higher tax liability at the time that such stockholder sells or otherwise disposes of his or her common stock compared to the tax liability the shareholder would have had if the distribution had been characterized as a taxable dividend. Any capital returned to you through distributions will be distributed after payment of fees and expenses.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of our net realized long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our ordinary income (not taking into account any capital gains or losses) for such calendar year; (b) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year; and (c) certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

Unless a stockholder elects to receive distributions in additional shares of common stock under our dividend reinvestment plan, we intend to make such distributions in cash. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, such stockholder should contact such broker or financial intermediary regarding the election to receive distributions in shares of our common stock in lieu of cash. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and the incentive fee are determined and paid to our Adviser. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth our capitalization as of September 30, 2014:

•	on an actual basis; and

•	as adjusted, to give effect to the sale of 3,000,000 shares of our common stock in this offering at an assumed initial public offering price of $20.00 per share after deducting the sales load of $3.6 million and estimated organization and offering expenses of $1,433,500 which together total $5,033,500 and the use of the net proceeds as described in “Use of Proceeds.”

	September 30, 2014
	Actual	As Adjusted
ASSETS
Cash and cash equivalents	$10,000	$54,976,500

Total assets	$10,000	$54,976,500

LIABILITIES
Commitments and Contingent Liabilities ($1,211,156*)	$—	$—
Total liabilities	$—	$—

TOTAL NET ASSETS	$10,000	$54,976,500

COMPONENTS OF NET ASSETS
Common stock, $0.001 par value; 500,000,000 shares authorized;
500 shares issued and outstanding	$1	$3,001
Capital in excess of par value	9,999	56,406,999
Accumulated undistributed net investment income (loss)	—	(1,433,500)

Total components of net assets	$10,000	$54,976,500

NET ASSET VALUE PER SHARE	$20.00	$18.32

*	Pertains to actual amount as of September 30, 2014.

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net asset value per share after this offering. Net asset value per share is determined by dividing our net asset value, which is our total assets less total liabilities, by the number of outstanding shares of common stock.

As of September 30, 2014, our net asset value was $20.00. After giving effect to the sale of 3,000,000 shares of our common stock in this offering at a public offering price of $20.00 per share, and after deducting the sales load (underwriting discounts and commissions) and the estimated organization and offering expenses of approximately $5 million, our as adjusted net asset value is approximately $55 million, or approximately $18.32 per share, representing an immediate dilution of approximately $1.68 per share to investors in this offering.

The following table illustrates the dilution on a per share basis:

Assumed initial public offering price per share:	$20.00

Pro forma net asset value per share after this offering	$18.32

Dilution per share to new stockholders	$1.68

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus. Many of the amounts and percentages presented in “Discussion of the Company’s Expected Operating Plans” have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

Overview

We were incorporated under the general corporation laws of the State of Maryland on February 18, 2014, and have not commenced operations. We are a newly organized, externally managed, non-diversified, closed-end management investment company that intends to elect to be regulated as a BDC under the 1940 Act and intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code.

Our investment activities will be managed by Poliwogg Advisers and supervised by our board of directors, a majority of whom are independent. Under our investment advisory agreement, we have agreed to pay Poliwogg Advisers an annual base management fee based on our total assets as well as an incentive fee. See “Investment Advisory Agreement and Administrative Services Agreement” for a description of the advisory fees to which Poliwogg Advisers is entitled.

Our investment objective is to maximize long-term capital appreciation. In pursuing this objective, we seek to realize capital appreciation from our equity and equity-linked investments. In light of our investment strategy, we do not anticipate that the portfolio will generate significant ordinary income from interest and dividends. As a result, investors should not expect regular distributions of ordinary income. We will invest, under normal circumstances, at least 70% of our net assets, plus the amount of any borrowings for investment purposes, in equity and equity-linked securities of Regenerative Medicine Companies. We may invest in Regenerative Medicine Companies in all stages of growth, including early-stage and late-stage (typically venture capital-backed companies) and public companies with a market capitalization under $250 million. Early-stage investments typically are illiquid positions. With respect to private, late-stage growth companies, we expect to focus on companies with potential for near-term (12-24 months) liquidity realizations by way of an initial public offering or acquisition (although such liquidity realizations may take longer or never occur). In addition, we will invest at least 70% of our total assets in companies that are Eligible Investments. We anticipate that our portfolio will include substantial investments in equity and equity-linked securities, which may include common stock, preferred stock, convertible securities, and warrants or other rights to acquire common or preferred stock.

Our portfolio may also include debt investments, including subordinated and senior debt of private Regenerative Medicine Companies. We expect that most, if not all, of our debt investments will be subordinated and unsecured and would be considered below investment grade if rated by a national rating agency, although we do not expect to receive such ratings on the debt securities we acquire. Below investment grade securities are often referred to as “junk.” Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured, and may, in some cases, be accompanied by warrants or other forms of equity participations. We may purchase interests in debt through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. Our debt investments, however, are not expected to comprise a significant portion of our portfolio.

In addition, we may invest up to 30% of our portfolio in opportunistic investments that do not constitute Eligible Investments. These other investments may include investments in securities of public companies that are actively traded. These other investments may also include high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside the United States.

Revenues

We may generate revenues in the form of dividends and other distributions on the equity or other securities we may hold. We may also generate revenues in the form of interest income on the debt investments we hold. In addition, we may generate revenues in the form of commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. Any such fees generated in connection with our investments will be recognized as earned.

Expenses

Our primary operating expenses will be the payment of advisory fees, administrative fees and other expenses under the investment advisory agreement and the administrative services agreement, and other expenses necessary for our operations. Our investment advisory fee will compensate Poliwogg Advisers for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. Our administrative fee will compensate Poliwogg Advisers for its provision of administrative services reasonably necessary for our operations.

Blind Pool

This is a blind pool offering. We have not identified specific investments that we will make using the proceeds of this offering, and therefore you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock.

Financial Condition, Liquidity and Capital Resources

We intend to generate cash primarily from the net proceeds of our initial public offering which we expect to decrease as we become fully invested. Our primary use of funds will be investments in portfolio companies and payments of fees and other operating expenses we incur. In light of our investment strategy, we do not anticipate that our portfolio will generate significant ordinary income from interest and dividends.

Prior to investing in securities of portfolio companies, we will invest the net proceeds from our initial public offering and from any sales and paydowns of investments primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our intent to be regulated as a BDC and to be taxed as a RIC.

Although we do not presently intend to do so, we may borrow funds to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. However, we have not currently decided whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock.

RIC Status and Distributions

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must, among other things, distribute at least 90% of our “investment company taxable income,” as defined by the Code, each year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of the taxable year or the due date of the tax return, including extensions, distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions to our stockholders to qualify for and maintain our RIC status each year. We are also subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years on which we paid no federal income taxes.

In light of our investment strategy, we do not anticipate that the portfolio will generate significant ordinary income from interest and dividends. As a result, investors should not expect regular distributions of ordinary income.

We intend to make annual distributions to our stockholders. The timing and amount of our annual distributions, if any, will be determined by our board of directors. Any distribution to our stockholders will be declared out of assets legally available for distribution. However, if we do not generate sufficient taxable earnings during the year, portions of the distribution may constitute a return of capital, which is a return of a portion of a stockholder’s original investment in our common stock, rather than a return derived from our earnings and profits. We will not be able to determine whether any distribution will be treated as made out of our taxable earnings or as a return of capital until after the end of our taxable year. The amount treated as a tax-free return of capital will reduce a stockholder’s adjusted basis in his or her common stock, which may result in higher tax liability at the time that such stockholder sells or otherwise disposes of his or her common stock compared to the tax liability the shareholder would have had if the distribution had been characterized as a taxable dividend. Any capital returned to you through distributions will be distributed after payment of fees and expenses.

Our current intention is to make any distributions in the form of cash, unless you elect to receive your distributions in the form of additional shares of common stock under the dividend reinvestment plan we expect to adopt. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in shares of our common stock in lieu of cash if we adopt the dividend reinvestment plan. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

The determination of the tax attributes of our distributions will be made annually as of the end of each fiscal year based upon our taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders will be reported to stockholders annually on Form 1099-DIV.

Critical Accounting Policies

Our financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management will make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management also will utilize available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As we execute our expected operating plans, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, we expect that Poliwogg Advisers will provide our board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by the Financial Accounting Standards Board (the “FASB”) clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we intend to undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process will begin with Poliwogg Advisers’ management team providing a preliminary valuation of each portfolio company or investment to our valuation committee, which valuation may be obtained from our independent valuation firm, if applicable;

•	preliminary valuation conclusions will then be documented and discussed with our valuation committee;

•	our valuation committee will review the preliminary valuation and Poliwogg Advisers’ management team, together with our independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the valuation committee; and

•	our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of Poliwogg Advisers, the valuation committee and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our debt and equity investments.

Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. Our board of directors, in its analysis of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security.

If we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, our board of directors will allocate the cost basis in the investment between the debt securities and any such warrants or other equity-linked securities received at the time of origination. Our board of directors will subsequently value these warrants or other equity-linked securities received at fair value.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The fair values of our investments will be determined in good faith by our board of directors. Our board of directors will be solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. We intend to value all of our Level 2 and Level 3 assets by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end provided by independent third-party pricing services and screened for validity by such services. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers who make a market in such investments. To the extent that we hold investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, our valuation committee will utilize an independent third-party valuation service to value such investments.

We will periodically benchmark the bid and ask prices we receive from the third-party pricing services and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value. Our valuation committee and board of directors will review and approve the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

Revenue Recognition

Security transactions will be accounted for on the trade date. We will record interest income on an accrual basis to the extent that we expect to collect such amounts. We will record dividend income on the ex-dividend date. We will not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Loan origination fees will be capitalized, and we will amortize such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees will be recorded as fee income. Upfront structuring fees will be recorded as income when earned. We will record prepayment premiums on loans and securities as fee income when we receive such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments will be calculated by using the specific identification method. We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency will reflect the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization Costs and Offering Costs

We estimate that the net proceeds we will receive from the sale of 3,000,000 shares of our common stock in this offering will be approximately $55 million, assuming an initial public offering price of $20.00 per share, after deducting underwriting discounts and commissions of $3.6 million and estimated organization and offering expenses of approximately $1.4 million. These expenses total approximately $5 million or $1.68 per share. The approximately $1.4 million of estimated organization and offering expenses is comprised of (i) approximately $0.8 million of such expenses payable directly by us, contingent upon a successful initial public offering and (ii) approximately $0.6 million which will be reimbursed to Poliwogg Advisers for the actual organization and offering expenses Poliwogg Advisers has incurred on our behalf upon completion of this offering. We have agreed to reimburse Poliwogg Advisers for the amount of organization and offering expenses they have incurred on our behalf up to 1.00% of the total price to the public of the shares of common stock sold in this offering (approximately $0.6 million for a sale of 3,000,000 shares). Of that $0.6 million, approximately $289,000 relates to the reimbursement of Poliwogg Advisers for the portion of the salaries of non-advisory personnel of Poliwogg Holdings that related solely to the structuring, organization and offering of the Company. Reimbursement of Poliwogg Advisers is contingent on a successful initial public offering.

We anticipated incurring a total of approximately $2.1 million of offering and organization expenses of which $0.2 million are organization expenses and $1.9 million are offering expenses. Of the approximately $2.1 million, Poliwogg Advisers has incurred on our behalf approximately $1.2 million of such expenses. However, as described in the preceding paragraph, assuming that we sell only $60 million of shares of our common stock in this offering, we will reimburse Poliwogg Advisers only $0.6 million of the $1.2 million of such expenses it has incurred pursuant to our reimbursement arrangement. We will not reimburse Poliwogg Advisers for any offering or organization expenses it incurred on our behalf in excess of 1% of the total price to the public of the shares of common stock sold in this offering. Poliwogg Advisers has agreed to bear any remaining offering or organization expenses that it has incurred on our behalf in excess of the 1%. Assuming that we sell $60 million of shares of our common stock in this offering, Poliwogg Advisers would bear approximately $0.6 million of our offering and organization expenses it has incurred on our behalf.

Income Taxes

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, we generally will not have to pay corporate-level federal income taxes on income that we distribute to our stockholders. We intend to make distributions in an amount sufficient to maintain our RIC status each year and to avoid any federal income taxes on income. We will also be subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years on which we paid no federal income taxes.

Uncertainty in Income Taxes

We will evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in our financial statements. Recognition of a tax benefit with respect to an uncertain tax position is allowed only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We will recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in our statement of operations.

Distributions

Distributions to our stockholders will be recorded as of the record date. We do not anticipate that we will generate significant ordinary income from interest and dividends. As a result, shareholders should not expect regular distributions of ordinary income. To the extent that we recognize any capital gains, dividends or interest income that are required to be distributed to shareholders, we intend to make such distributions annually out of assets legally available for distribution. Shareholder distributions, if any, will be authorized by our board of directors and declared by us.

Incentive Fee

Pursuant to the terms of the investment advisory agreement we intend to enter into with Poliwogg Advisers, the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), beginning on the commencement of our operations, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

Contractual Obligations

We have entered into agreements with Poliwogg Advisers to provide us with investment advisory and administrative services. Payments for investment advisory services under the investment advisory agreement will be equal to (a) an annual base management fee of 1.75% of our average total assets which includes any borrowings for investment purposes and (b) an incentive fee. The administrative services agreement provides that our administrator will be responsible for furnishing us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the administrative services agreement, our administrator will perform, or oversee, or arrange for, the performance of, our required administrative services, which will include being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC or any other regulatory authority. In addition, our administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the administration agreement, our administrator will also provide managerial assistance on our behalf to those companies that have accepted our offer to provide such assistance.

We will reimburse Poliwogg Advisers for our allocable portion (subject to the review of our board of directors) of overhead and other expenses it incurs in performing its obligations under the administrative services agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse Poliwogg Advisers for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our principal financial officer, chief compliance officer and any administrative support staff. While there is no limit on the total amount of expenses we may be required to reimburse to Poliwogg Advisers, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to Poliwogg Advisers.

Our administrator may, at any time, engage one or more third parties to assist it in carrying out its duties as our administrator. At the time of this offering, our administrator has contracted with U.S. Bancorp Fund Services, LLC to provide certain administrative and accounting services. We will pay the fees associated with providing such services directly to these service providers without profit to Poliwogg Advisers. See “Investment Advisory Agreement and Administrative Services Agreement.”

We have contracted with SDDCO Regulatory Services LLC to provide certain compliance services, including our chief compliance officer.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

Pursuant to the investment advisory agreement, Poliwogg Advisers will receive an annual base management fee of 1.75% of our average total assets and an incentive fee based on our performance. We will commence accruing fees under the investment advisory agreement upon commencement of our operations. These management fees will be paid on a quarterly basis in arrears.

The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), beginning on the commencement of our operations, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. The investment advisory fee paid by us will not be reduced while our assets are invested in cash-equivalent securities. See “Regulation – Temporary Investments.” It should be noted that we will accrue an incentive fee for accounting purposes taking into account any unrealized appreciation in accordance with GAAP.

Pursuant to the administrative services agreement, we will reimburse Poliwogg Advisers for our allocable portion (subject to the review of our board of directors) of overhead and other expenses it incurs in performing its obligations under the administrative services agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse Poliwogg Advisers for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our principal financial officer, chief compliance officer and any administrative support staff. While there is no limit on the total amount of expenses we may be required to reimburse to Poliwogg Advisers, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to Poliwogg Advisers.

Our administrator may, at any time, engage one or more third parties to assist it in carrying out its duties as our administrator. At the time of this offering, our administrator has contracted with U.S. Bancorp Fund Services, LLC to provide certain administrative and accounting services. We will pay the fees associated with providing such services directly to these service providers without profit to Poliwogg Advisers. See “Investment Advisory Agreement and Administrative Services Agreement.”

We have contracted with SDDCO Regulatory Services LLC to provide certain compliance services, including our chief compliance officer.

We estimate that the net proceeds we will receive from the sale of 3,000,000 shares of our common stock in this offering will be approximately $55 million, assuming an initial public offering price of $20.00 per share, after deducting underwriting discounts and commissions of $3.6 million and estimated organization and offering expenses of approximately $1.4 million. These expenses total approximately $5 million or $1.68 per share. The approximately $1.4 million of estimated organization and offering expenses is comprised of (i) approximately $0.8 million of such expenses payable directly by us, contingent upon a successful initial public offering and (ii) approximately $0.6 million which will be reimbursed to Poliwogg Advisers for the actual organization and offering expenses Poliwogg Advisers has incurred on our behalf upon completion of this offering. We have agreed to reimburse Poliwogg Advisers for the amount of organization and offering expenses they have incurred on our behalf up to 1.00% of the total price to the public of the shares of common stock sold in this offering (approximately $0.6 million for a sale of 3,000,000 shares). Of that $0.6 million, approximately $289,000 relates to the reimbursement of Poliwogg Advisers for the portion of the salaries of non-advisory personnel of Poliwogg Holdings that related solely to the structuring, organization and offering of the Company. Reimbursement of Poliwogg Advisers is contingent on a successful initial public offering.

We anticipated incurring a total of approximately $2.1 million of offering and organization expenses of which $0.2 million are organization expenses and $1.9 million are offering expenses. Of the approximately $2.1 million, Poliwogg Advisers has incurred on our behalf approximately $1.2 million of such expenses. However, as described in the preceding paragraph, assuming that we sell only $60 million of shares of our common stock in this offering, we will reimburse Poliwogg Advisers only $0.6 million of the $1.2 million of such expenses it has incurred pursuant to our reimbursement arrangement. We will not reimburse Poliwogg Advisers for any offering or organization expenses it incurred on our behalf in excess of 1% of the total price to the public of the shares of common stock sold in this offering. Poliwogg Advisers has agreed to bear any remaining offering or organization expenses that it has incurred on our behalf in excess of the 1%. Assuming that we sell $60 million of shares of our common stock in this offering, Poliwogg Advisers would bear approximately $0.6 million of our offering and organization expenses it has incurred on our behalf.

Potential Conflicts of Interest

In the event that Poliwogg Advisers undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies, if necessary, so that we will not be disadvantaged in relation to any other client of Poliwogg Advisers or its management team.

Quantitative and Qualitative Disclosures About Market Risk

We will be subject to financial market risks, including changes in interest rates. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any variable rate investments we hold and to declines in the value of any fixed rate investments we hold. In addition, in the future we may seek to borrow funds in order to make additional investments. Our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we would be subject to risks relating to changes in market interest rates. In periods of rising interest rates, when we have debt outstanding, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

We expect that our long-term investments will be financed primarily with equity and, if we determine to use leverage, long-term debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

In addition, we may have risk regarding portfolio valuation. See “Determination of Net Asset Value.”

INVESTMENT OBJECTIVE AND STRATEGY

We were incorporated under the general corporation laws of the State of Maryland on February 18, 2014. We are an externally managed, non-diversified, closed-end management investment company that intends to elect to be regulated as a BDC under the 1940 Act. As such, we will be required to comply with certain regulatory requirements. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code.

Our investment activities will be managed by Poliwogg Advisers and supervised by our board of directors, a majority of whom are independent. Under our investment advisory agreement, we have agreed to pay Poliwogg Advisers an annual base management fee based on our total assets as well as incentive fees based on our performance.

Our investment objective is to maximize long-term capital appreciation. In pursuing this objective, we seek to realize capital appreciation from our equity and equity-linked investments. In light of our investment strategy, we do not anticipate that the portfolio will generate significant ordinary income from interest and dividends. As a result, investors should not expect regular distributions of ordinary income. We will invest, under normal circumstances, at least 70% of our net assets, plus the amount of any borrowings for investment purposes, in the equity and equity-linked securities of Regenerative Medicine Companies. We may invest in Regenerative Medicine Companies in all stages of growth, including early-stage and late-stage (typically venture capital-backed companies) and public companies with a market capitalization under $250 million. Early-stage investments typically are illiquid positions. With respect to private, late-stage growth companies, we expect to focus on companies with potential for near-term (12-24 months) liquidity realizations by way of an initial public offering or acquisition (although such liquidity realizations may take longer or never occur). In addition, we will invest at least 70% of our total assets in companies that are Eligible Investments. We anticipate that our portfolio will include substantial investments in equity and equity-linked securities, which may include common stock, preferred stock, convertible securities, and warrants or other rights to acquire common or preferred stock.

Our portfolio may also include debt investments, including subordinated and senior debt of private Regenerative Medicine Companies. We expect that most, if not all, of our debt investments will be subordinated and unsecured and would be considered below investment grade if rated by a national rating agency, although we do not expect to receive such ratings on the debt securities we acquire. Below investment grade securities are often referred to as “junk.” Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured, and may, in some cases, be accompanied by warrants or other forms of equity participations. We may purchase interests in debt through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. Our debt investments, however, are not expected to comprise a significant portion of our portfolio.

In addition, we may invest up to 30% of our portfolio in opportunistic investments that do not constitute Eligible Investments. These other investments may include investments in securities of public companies that are actively traded. These other investments may also include high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside the United States.

We expect that our investments will generally range between $500,000 and $5 million each, although investments may vary proportionately with the size of our capital base and will ultimately be made at the discretion of Poliwogg Advisers, subject to oversight by our board of directors. We acquire our investments through direct investments in private companies, negotiations with selling shareholders, and in organized secondary marketplaces for private securities. When identifying prospective portfolio companies, we intend to focus primarily on the following attributes:

•	Leading technical position

•	Leading market position

•	Experienced management

•	Private equity sponsorship

•	Viable business model with clear exit strategy

We anticipate that approximately 60% of the net proceeds of our offering will be utilized in the manner described above within one year; however, the diligence required to identify appropriate investment opportunities pursuant to our investment style, changes in market conditions and our desire to make additional investments in portfolio companies as “follow-on” investments may cause the investment period for the remaining net proceeds to extend as long as three years. Pending such utilization, we intend to invest the net proceeds primarily in cash, cash equivalents or short-term securities consistent with our BDC election and our intention to elect to be taxed as a RIC.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with Poliwogg Advisers in transactions originated by Poliwogg Advisers or its respective affiliates unless we obtain an exemptive order from the SEC or co-invest alongside Poliwogg Advisers or their respective affiliates in accordance with existing regulatory guidance and the allocation policies of Poliwogg Advisers and its respective affiliates, as applicable. See “Regulation.”

Although we do not presently intend to do so, to seek to enhance our returns, we may employ leverage in the future, as market conditions permit and at the discretion of Poliwogg Advisers, by borrowing funds in order to make additional investments. We expect to employ leverage when the terms and conditions are favorable to long-term investing and well aligned with our investment strategy and portfolio composition in an effort to increase returns to our stockholders, but this strategy involves significant risks. In no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See “Risk Factors—Risks Related to Debt Financing” for a discussion of the risks inherent in employing leverage.

Distributions

In light of our investment strategy, we do not anticipate that the portfolio will generate significant ordinary income from interest and dividends. As a result, investors should not expect regular distributions of ordinary income.

We intend to make annual distributions to our stockholders. The timing and amount of our annual distributions, if any, will be determined by our board of directors. Any distribution to our stockholders will be authorized by our board of directors and declared by us out of assets legally available for distribution. However, if we do not generate sufficient taxable earnings during the year, portions of the distribution may constitute a return of capital, which is a return of a portion of a stockholder’s original investment in our common stock, rather than a return derived from our earnings and profits. We will not be able to determine whether any distribution will be treated as made out of our taxable earnings or as a return of capital until after the end of our taxable year. The amount treated as a tax-free return of capital will reduce a stockholder’s adjusted basis in his or her common stock, which may result in higher tax liability at the time that such stockholder sells or otherwise disposes of his or her common stock compared to the tax liability the shareholder would have had if the distribution had been characterized as a taxable dividend. Any capital returned to you through distributions will be distributed after payment of fees and expenses.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

On an annual basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid in capital surplus, which is a non-taxable distribution) will be mailed to our stockholders. A stockholder will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the stockholder’s basis in its shares; however, the stockholder’s basis in its shares will be reduced (but not below zero) by the amount of the return of capital, which will result in the stockholder recognizing additional gain (or a lower loss) when the shares are sold. To the extent that the amount of the return of capital exceeds the stockholder’s basis in its shares, such excess amount will be treated as gain from the sale of the stockholder’s shares. A stockholder may recognize a gain from the sale of his/her shares even if the stockholder sells the shares for less than the original purchase price. See “Material U.S. Federal Income Tax Considerations.”

Our current intention is to make any distributions in the form of cash, unless you elect to receive your distributions in the form of additional shares of common stock under the dividend reinvestment plan we expect to adopt. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in shares of our common stock in lieu of cash if we adopt a dividend reinvestment plan. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions.

About Poliwogg Advisers

Poliwogg Advisers is a wholly owned subsidiary of Poliwogg Holdings, a Delaware corporation. Poliwogg Advisers is newly registered as an investment adviser with the SEC under the Advisers Act. Poliwogg Advisers has no previous operating experience and has not previously managed a BDC or a RIC.

Poliwogg Advisers’ portfolio managers have significant experience relative to the fields of healthcare and life sciences, particularly with respect to Regenerative Medicine Companies, although they have no previous experience managing or operating a BDC or a RIC. We believe that the active and ongoing participation by Poliwogg Advisers and its affiliates in the fields of healthcare and life sciences, and the depth of experience and disciplined investment approach of Poliwogg Advisers’ managers, will allow Poliwogg Advisers to successfully execute our investment strategy.

Brock C. Reeve and Samuel P. Wertheimer are our portfolio managers and are jointly and primarily responsible for our day-to-day investment decisions. Our board of directors, including a majority of independent directors, will oversee and monitor our investment performance and Poliwogg Advisers’ performance pursuant to the investment advisory agreement. See “Investment Advisory Agreement and Administrative Services Agreement” for more information, including information regarding the termination provisions of the investment advisory agreement.

About Poliwogg Holdings, Inc.

Poliwogg Holdings, was founded in 2012 following the enactment of the JOBS Act to operate an investment banking and investment advisory business which focuses on the future of healthcare and biotechnology and deploys emerging social media and crowdfunding oriented methods to create and market investment opportunities centered on providing capital to innovative healthcare enterprises. Poliwogg Holdings operates its investment banking business through SDDCO Brokerage Advisors LLC, an independent commercially associated registered broker-dealer, and operates it investment advisory business through Poliwogg Advisers.

Potential Market Opportunity

We believe that there are and will continue to be significant investment opportunities in Regenerative Medicine Companies.

Attractive Opportunities in Regenerative Medicine Companies

Regenerative medicine is a dynamic field that we believe has the promise to revolutionize healthcare by bringing together advances in biology, chemistry, materials science, engineering and physics to create a variety of solutions that can repair, replace or regenerate organs and tissues. As a result of new-found understanding of the underlying technology of stem cells, the fundamental causes of disease and damage from injury and age can now be addressed in ways that were not previously possible.

Stem cells are considered to be “building block” cells and have two defining characteristics: (i) they differentiate to produce subsequent cell types including, ultimately, the mature functional cell types found in normal organs, and (ii) they self-renew – that is, some of the cells developed from stem cells are themselves new stem cells. Stem cells consist of two basic types: embryonic stem cells, which can give rise to any cell type in the body; and, adult stem cells (also known as somatic stem cells, progenitor cells, or tissue specific stem cells) which are constrained to a certain lineage, tissue or organ type. A new technology known as reprogramming has enabled the creation of induced pluripotent stem (“iPS”) cells from adult cells as well as the creation of cells of one type directly from another. The combination of the two inherent properties of stem cells along with the technology of reprogramming, sometimes in conjunction with bioengineering or genomic editing technologies, means that there are several areas of opportunity arising out of the science through the use of stem cells as therapies, tools, and targets, alone and in combination with devices.

•	Development of stem cell related therapies. The original vision of stem cell research was the use of stem cells as “replacement parts” as a result of their ability to de-differentiate and self renew. Stem cells can be used directly to replace lost or damaged tissue or indirectly to reduce inflammation and accelerate repair. Current direct applications include blood transplants, skin, cartilage and bone grafts, re-myelination of nerves, corneal repair, cardiovascular therapy, and retinal repair, among others. Research continues in other areas such as the potential to develop applications for the replacement of dopaminergic neurons for Parkinson’s disease, neurons in spinal cord injury, beta cells transplants for diabetics, the use of umbilical cord blood to expand the number of blood stem cells, decrease engraftment time, and lower the risk of resistance, and other comparable approaches. Recently discovered gene editing technologies now make it possible to economically combine gene editing with stem cells to correct genetic defects in selected cell types and re-populate the body with healthy cells. Initial applications will be in monogenic blood diseases but can be expected to extend into other areas.

Certain types of stem cells, generally known as mesenchymal stem cells, do not function as “replacement parts” but have been shown to accelerate the body’s internal ability to repair by secreting factors that stimulate immune system reconstitution and reduce inflammation. These cells can have therapeutic value themselves and, in addition, since these cells home sites of injury and inflammation, they can also be engineered to deliver drugs or other factors to further enable repair at that site.

Since organs are more than just individual cells, bioengineering technologies will help the adoption of stem cell therapies through the use of new materials, three-dimensional constructs (i.e., a scaffolding to hold cells having a three-dimensional appearance) and other techniques to create solutions for therapeutic applications. Such applications are already in the clinic for the component repair of bone, skin and cartilage as well as for the creation of entire organs such as bladders and trachea.

•	Development of stem cell related research tools. As a result of technology development over the past five years, stem cells can be used to create in vitro models of human disease because healthy and diseased human cells of interest can now be studied outside the body at scale. At a basic science level this ability allows researchers to understand disease mechanism more thoroughly as they can interrogate the specific cells affected in a disease repeatedly and in multiple ways. This, in turn, will allow for more focused development of potential drugs through testing of drugs on the specific cells that are affected in a particular disease enabling the understanding of drug efficacy well in advance of clinical trials. The side by side testing of drugs on healthy and diseased cells of interest will also help uncover genetic differences among sets of patients in response to specific drugs. This segmentation of patient populations by drug response will be critical to opening the door to the long awaited era of personalized medicine.

Currently, many drugs fail in clinical trials when they are observed to have toxic side effects in organs such as the heart, liver, kidney and lung. In many cases, these effects are not known until the drugs are tested in people. Drug safety can now be tested in a laboratory as a result of the ability to create those specific cell types in vitro with reliable quality and quantity, whether as individual cells or as mini-organs, in conjunction with biomaterials in three dimensional structures. As a result, by affecting drug discovery, drug efficacy and drug safety, we believe stem cell technology is expected to have both a major impact on changing the overall economics of drug discovery and development.

•	Targeting internal regenerative capacity of stem cells. In the last decade, science has learned more about how the body develops over time, how it maintains and repairs itself, and how it increasingly loses that capability with age. This has led to the identification of which tissues and organs in the human body have tissue specific stem cells that drive their growth and repair processes and understanding which ones do not. The comparison of how young organs repair themselves in contrast to older ones has opened up new pathways and mechanisms for intervening in the diseases of aging. In many cases, a better therapeutic strategy than cell replacement is to find a way to stimulate the body’s own ability to repair what was lost or diminished with injury, onset of disease, or simply age. This may be accomplished with a small molecule, a biological device, or a combination that stimulates the regenerative function.

Understanding how stem cells act and how to stimulate their activity has also led to the converse. For example, in many forms of cancer, the disease is driven by a stem cell or stem cell-like population whose replication and differentiation processes have gone awry. A detailed understanding of this process has already led to the identification of drugs that may be used to turn off and stop the hyper-replicative function or to re-implement the natural differentiation process. These new findings may lead to new ways in which to attack various cancers.

Increasing Demand for Stem Cell Products

As a result of the advances described above, there has been significant growth in the stem cell and regenerative medicine field worldwide in the past decade. This growth is both evidenced by and driven by the increase in the number of researchers who are primarily focused on stem cell research which has grown by a factor of 13 over the past ten years:

	2002	2012
Researchers (Worldwide):	6,000	100,000

The scientific output, as judged by peer-reviewed papers in leading journals, has grown at an annual rate of 7.0% during 2008-2012 for the stem cell field, which is more than double the annual growth rate of 2.9% for all scientific areas.

While research is occurring across the globe, the United States continues to house the greatest number of researchers in the field and is leading other countries in scientific output by a factor of at least almost three:

Publications 2008-2012

US	34,957
China	13,117
Germany	8,346
Japan	7,942
UK	7,063

(Elsevier, Stem Cell Research: Trends and Perspectives on the Evolving International Landscape, December 2013)

Thus, there is a large ongoing expansion in the scientific knowledge that is generated by this growing “knowledge creation engine.” This knowledge with respect to stem cell research is manifested in different ways. As researchers develop this knowledge, companies are then formed to commercialize this knowledge, seeking access to the public capital markets. Nine of the 37 initial public offerings of biotechnology companies in 2013 were for Regenerative Medicine Companies, showing that there is a pipeline of new technologies and companies in this space.

At later stages of development, growth is measured in product sales. According to a recent survey, product revenue from cell therapy companies (omitting the other market segments) tripled from $460 million in 2010 to $1.3 billion in 2013. To date, these products are limited to applications in wound repair and musculoskeletal and skin disorders. As new therapies are approved and become viable, the potential for new products is expected to increase. Furthermore, “big pharma” is now investing in this area. A recent survey of pharmaceutical companies showed that 60-70% of them are currently investing in stem cells as drug discovery tools or as cell therapies, and 15-30% of them are investing in gene modified cell therapy (i.e., techniques to modify cells, including the insertion or removal of particular genes from certain cells), endogenous cell activation (i.e., the stimulation of a certain population of cells to have a specific effect) and tissue engineering (i.e., the combination of cells and materials to form organs or parts of organs for repair or replacement).” Alliance for Regenerative Medicine, Regenerative Medicine Annual Industry Report 2014.

The demand for the results of this scientific progress is shown by the impact that stem cell science can have on disease and aging. Healthcare costs in the United States are almost 18% of GDP, largely driven by the costs of chronic diseases and by an aging population. It is well known that Japan has the fastest aging society in the world but the impact in the United States of the aging population on healthcare costs we believe will be increasingly significant. The promise of stem cell science to fundamentally impact, if not potentially cure, critical diseases, which have only been treated symptomatically to date, as well as ameliorate the loss of repair and regeneration accompanying aging, supports the potential increase in demand for investments in this area.

Source: U.S. Census Bureau

The increasing demand for stem cell products is also evidenced by the growth in stem cell therapy trials around the world. There are currently 4,749 clinical trials around the world, relatively equal numbers in Asia, the United States and Europe, involving stem cells and regenerative medicine, 1,058 of which are defined as “novel,” with growth starting in the early 2000s. The majority of clinical trials are with hematopoietic stem cells followed by mesenchymal stem cells with a focus on cardiovascular disease and neurological disease. (Li, et al., “The Global Landscape of Stem Cell Clinical Trials,” Regen. Med. 2014, 9, 1. 27-39).

Figure 2. Time trends in 4749 stem cell clinical trials, globally. The proportion of clinical trials classified as novel applications of stem cell therapies increased from 2004 to 2011. Within novel clinical trials (n=1058), most of the increase since 2006 was due to trials using MSCs. The decrease in clinical trials in 2012 may be due to a lag in trial registration. MSC: Mesenchymal stem cell.

Figure 4. Regional start dates for novel clinical trials (n=1058).

(See id.)

Growth is further evidenced by the increase in public investments, both at the national and local levels. In the United States, the National Institute of Health (NIH) continues to support stem cell research at about $1 billion annually in addition to its internal funding of centers such as the Center for Regenerative Medicine. Europe has invested in large scale central facilities under the European Framework Agreement to create iPS cell lines for research and clinical purposes. In 2003, the United Kingdom formed the UK Stem Cell Bank to be a resource for researchers worldwide. In 2012, they continued to add to their investment in this area by launching the Cell Therapy Catapult as a government funded (£70 million) facility with the explicit goal of accelerating the introduction of cell based therapies into the clinic. Over the last couple of years, Japan, the site of the original paper in cellular reprogramming (iPS cells) at Kyoto University, has established a large-scale core iPS cell facility for both research purposes as well as clinical applications. The Japanese government allocated $1 billion to support iPS research in 2013 alone. On a state level in the United States, California funded the California Institute for Regenerative Medicine (CIRM) with a $3 billion budget to fund both basic and translational research in the state over a ten year period. On the local level, leading hospitals and academic institutions have established centers for regenerative medicine. As an example, in Boston, Massachusetts alone, Massachusetts General Hospital, Brigham and Women’s Hospital and Boston Children’s Hospital have each established regenerative medicine centers in addition to research centers such as the Harvard Stem Cell Institute. The world-renowned Mayo Clinic in Minnesota has similarly established a Center for Regenerative Medicine where they can conduct basic research as well as clinical care using stem cell based approaches. To help such academic centers bring these technologies to the market is one of the reasons that the non-profit Centre for Commercialization of Regenerative Medicine in Toronto, Canada, was founded in 2011 to provide a platform to accelerate the development and marketing of key regenerative medicine technologies. In addition to including the leading local academic and hospital partners, CCRM notably includes industry partners who are ready to license or co-develop selected applications.

In addition to funds, many countries have enacted supportive policies. For example, in 2013 Japan enacted several pieces of legislation – the Regenerative Medicine Promotion Law, the PMD Act and the Act on the Safety of Regenerative Medicine – that are designed to offer clearer regulatory guidelines and accelerate the process for approving regenerative medicines. As clinical studies launch around the world, it is expected that Japan may become the launching pad for new cell therapies and regenerative medicines, much as the European market often is for medical devices. We believe these initiatives will help accelerate the introduction of new therapies, especially if other countries follow suit.

Bringing products and therapies to the market requires enabling regulations, intellectual property standards, as well as an appropriate supply chain with the requisite bio-manufacturing know-how and scale. Companies, both private and public, and non-profit consortia exist to help provide these capabilities. In addition, standards bodies and research groups, such as the CASMI Translational Stem Cell Consortium based out of Oxford University, have been created to address the common issues in developing commercially practicable and scientifically rigorous solutions to pluripotent stem cell translation so that each company or organization does not have to invent this on its own.

In summary, these data support our potential market opportunity thesis discussed above with respect to stem cells and regenerative medicine overall. According to a recent study, the global market for regenerative medicine applications is estimated to be $16.4B in 2013, growing at a 23.2% annual growth rate from 2014 to reach $67.6B in 2020 (Allied Market Research, Regenerative Medicine Market 2013-2020, June 2014). Within the overall market, the market for stem cell therapies, banking and ancillary products was estimated to be $5.4 billion in 2011 and is expected to grow at a 10.6% annual growth rate to reach $8.9 billion in 2016 (Visiongain, Stem Cell Technologies: World Market Outlook 2012-2022), and accelerating thereafter, fueled by the following factors we have identified:

•	The relevant scientific know-how has grown exponentially over the last ten years and is potentially ready to be leveraged;

•	Stem cell related technology has the potential to fundamentally change the economics of drug development and healthcare;

•	There are potentially multiple ways to seek to capitalize on this know-how – therapies, tools, devices, drugs, enabling technologies, support services;

•	Growth in demand is evident to date and we do not expect that the fundamental drivers will change;

•	Corporate and financial investors are actively investing in this area now;

•	The single leading market is the United States; however, but both supply and demand are global; and

•	Major investments have been and continue to be made by local, state and federal governments, companies, non-profit organizations and consortia that create a platform that can be leveraged by private investments.

Characteristics of and Risks Related to Investments in Private Companies

We intend to invest in private Regenerative Medicine Companies within the United States. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet their obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of many of the companies in which we invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. For these companies, we will make such investments directly, as opposed to buying their securities on an exchange, and there may be additional costs and expenses with such investments. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments also may be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of Poliwogg Advisers to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

Our investment objective is to maximize long-term capital appreciation. In pursuing this objective, we seek to realize capital appreciation from our equity and equity-linked investments. In light of our investment strategy, we do not anticipate that the portfolio will generate significant ordinary income from interest and dividends. As a result, investors should not expect regular distributions of ordinary income. We will invest, under normal circumstances, at least 70% of our net assets, plus the amount of any borrowings for investment purposes, in equity and equity-linked securities of Regenerative Medicine Companies. We may invest in Regenerative Medicine Companies in all stages of growth, including early-stage and late-stage (typically venture capital-backed companies) and public companies with a market capitalization under $250 million. Early-stage investments typically are illiquid positions. With respect to private, late-stage growth companies, we expect to focus on companies with potential for near-term (12-24 months) liquidity realizations by way of an initial public offering or acquisition (although such liquidity realizations may take longer or never occur). In addition, we will invest at least 70% of our total assets in companies that are Eligible Investments. We anticipate that our portfolio will include substantial investments in equity and equity-linked securities, which may include common stock, preferred stock, convertible securities, and warrants or other rights to acquire common or preferred stock.

Our portfolio may also include debt investments, including subordinated and senior debt of private Regenerative Medicine Companies. We expect that most, if not all, of our debt investments will be subordinated and unsecured and would be considered below investment grade if rated by a national rating agency, although we do not expect to receive such ratings on the debt securities we acquire. Below investment grade securities are often referred to as “junk.” Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured, and may, in some cases, be accompanied by warrants or other forms of equity participations. We may purchase interests in debt through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. Our debt investments, however, are not expected to comprise a significant portion of our portfolio.

In addition, we may invest up to 30% of our portfolio in opportunistic investments that do not constitute Eligible Investments. These other investments may include investments in securities of public companies that are actively traded. These other investments may also include high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside the United States.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

Seasoned investment professionals with expertise in the field.

We believe that the breadth and depth of the experience of Poliwogg Advisers’ portfolio managers will provide us with a significant competitive advantage in sourcing, analyzing and overseeing attractive investment opportunities. Our team members have combined medical, scientific, and business backgrounds that position us well to understand and act on relevant investment opportunities.

Over much of the last decade, our portfolio managers have been engaged directly and indirectly in funding various clinical trials and scientific research in the stem cell and regenerative medicine field which have given rise to new technologies, therapies and products that are now being marketed by companies, including certain portfolio companies in which we may invest. As a result of the experience of managing the Harvard Stem Cell Institute, our portfolio manager, Mr. Reeve, is current on the state-of-the-art from both a scientific and clinical perspective and has relationships in place with the leading scientists in the field from around the world, with the senior management in the biopharmaceutical companies, and with the early stage investor community. These relationships will provide us a unique advantage in sourcing and assessing investment opportunities and in engaging in partnerships at all stages of the value chain that will be necessary for the success of our portfolio companies.

Our portfolio managers also have specific experience as investors, managers and advisors in the life sciences and healthcare markets more broadly. Our portfolio managers have managed venture investment funds focused on the life sciences and healthcare markets as well as managed the healthcare practice for a boutique investment bank giving us the experience in all stages and types of a company’s financial and operating needs. Our portfolio managers have had operating roles within pharmaceutical companies, engaged as management consultants and advisors for biopharmaceutical firms, and been active board members for related companies.

Scientific Advisory Board.

To complement its team, Poliwogg Advisers plans to create a Scientific Advisory Board comprised of scientific, clinical and business expertise. Members of the Scientific Advisory Board will be selected by Poliwogg Advisers in its sole discretion but will likely include scientists and clinicians from different scientific disciplines and sub-disciplines as well as senior executives from various biotechnology, life sciences and pharmaceutical companies, including certain Regenerative Medicine Companies. This Scientific Advisory Board

will meet at least annually as well as on an ad hoc basis when appropriate to discuss new and existing technologies, therapies and applications in the field of regenerative medicine. The Scientific Advisory Board will not make any investment decisions or recommendations regarding portfolio management. Poliwogg Advisers expects this Scientific Advisory Board to be operational within six to 12 months from the date of this prospectus.

Long-term investment horizon.

Our long-term investment horizon will give us great flexibility, which we believe will allow us to maximize returns on our investments. We intend to invest using a longer-term focus, which we believe will provide us with the opportunity to increase total returns on invested capital, compared to many other private company investment vehicles.

Investment expertise across all levels of the corporate capital structure.

Poliwogg Advisers believes that its broad expertise and experience investing at all levels and stages of a company’s operations and capital structure will enable us to manage risk while affording us the potential for significant returns on our investments. The risk management process utilized by Poliwogg Advisers does not imply that an investment will not have risk or will be low risk. We will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

Inherent risk mitigation.

We believe that our focus will provide inherent risk mitigation in comparison with investment opportunities in other fields for several reasons:

•	Demand for companies in this market will be long-lived since the promise of regenerative medicine technologies is to fundamentally address the cause of diseases and potentially offer curative therapies where thus far the industry has been limited to treating symptoms,

•	Innovation in drug development will be stimulated through the use of stem cells to create “disease in a dish” models that will open new understandings of disease mechanism and identify new drug targets,

•	Stem cells hold a key to understanding the processes of aging (if not treating them) and therefore solutions derived from them will experience ongoing demand as the world’s population continues to age,

•	Reagents, tools, analytical and delivery devices, and other enabling technologies serving this growing market will enjoy increasing demand.

While the demand for regenerative medicine technologies and products may mitigate certain investment risks, this does not imply that an investment in our common stock will not have risk or will be low risk.

Location.

Mr. Reeve, one of our portfolio managers, will be located in the Boston area which is the single largest center of stem cell and regenerative medicine related research and clinical care. With Poliwogg Holdings’ office located in New York, our portfolio managers team will also have ready access to the best sources of ideas and finance. See “Investment Objective and Strategy—Potential Competitive Strengths” for a more detailed description of the competitive strengths we believe we offer our investors.

Operating and Regulatory Structure

Our investment activities will be managed by Poliwogg Advisers and supervised by our board of directors, a majority of whom are independent. Under our investment advisory agreement, we have agreed to pay Poliwogg Advisers a base management fee based on our total assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement and Administrative Services Agreement” for a description of the fees we will pay to Poliwogg Advisers.

From time to time, Poliwogg Advisers may enter into sub-advisory relationships with registered investment advisers that possess skills or attributes that Poliwogg Advisers believes will aid it in achieving our investment objective.

The administrative services agreement provides that our administrator will be responsible for furnishing us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the administrative services agreement, our administrator will perform, or oversee, or arrange for, the performance of, our required administrative services, which will include being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC or any other regulatory authority. In addition, our administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the administration agreement, our administrator will also provide managerial assistance on our behalf to those companies that have accepted our offer to provide such assistance.

We will reimburse Poliwogg Advisers for our allocable portion (subject to the review of our board of directors) of overhead and other expenses it incurs in performing its obligations under the administrative services agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse Poliwogg Advisers for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our principal financial officer, chief compliance officer and any administrative support staff. While there is no limit on the total amount of expenses we may be required to reimburse to Poliwogg Advisers, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to Poliwogg Advisers.

Our administrator may, at any time, engage one or more third parties to assist it in carrying out its duties as our administrator. At the time of this offering, our administrator has contracted with U.S. Bancorp Fund Services, LLC to provide certain administrative and accounting services. We will pay the fees associated with providing such services directly to these service providers without profit to Poliwogg Advisers. See “Investment Advisory Agreement and Administrative Services Agreement.”

We have contracted with SDDCO Regulatory Services LLC to provide certain compliance services, including our chief compliance officer.

As a BDC, we will be required to comply with certain regulatory requirements. Also, while we will be permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects pursuant to the 1940 Act. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. See “Regulation.” We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code.

Prospective portfolio company characteristics

When identifying prospective portfolio companies, we intend to focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

•	Leading technical position. We intend to invest in companies that we believe currently possess or have the ability to develop strong product offerings as a result of a unique product or platform technology based on strong science; a defensible and proprietary intellectual property position that can be built upon; the opportunity to develop unique technical know-how; the ability to satisfy clear unmet medical needs; and, a clear path to the market, including regulatory approval. Our starting point will often be leading edge science developed by researchers with world-renowned reputations but all of these elements are critical to success in the market and will be assessed carefully in our diligence process.

•	Leading market position. We intend to invest in companies that we believe currently possess or have the ability to develop a superior competitive position and efficient business model within their respective markets. This will often be technology based but is also dependent on such factors as: the ability to execute efficiently; the development of proprietary know-how; an understanding of competitors’ behaviors; knowledge of the perspectives of the regulatory bodies and positive relationships with those authorities; the ability to create flexible plans for clinical trials that optimize time to market while maximizing approved indications and uses; an understanding of how to optimize revenue based upon reimbursement criteria and regulations; and, the ability to create and manage strategic partnerships effectively.

•	Experienced management. We intend to focus on companies that have proven technical and business management teams with an established track record of success that is relevant to the stage of the company’s development. Even in the early stages of a company’s development when there is much emphasis on the scientific founders and technical development, we will look for a strong and balanced team with operational experience that knows how to commercialize a technology successfully. In later stages of development we will look for management that knows how to scale a company as well as scientific leadership that understands the limitations of their proprietary technology as well as its capabilities. An ability to assess competing approaches dispassionately will be a hallmark of good leadership, both technical and business. We will typically require our portfolio companies to have proper incentives in place to align management’s goals with ours.

•	Private equity sponsorship. We intend to participate mainly in transactions sponsored by or in partnership with sophisticated and seasoned private equity firms. Poliwogg Advisers’ management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an implicit endorsement but no guarantee as to the quality of the investment or investment returns. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital in parallel with our equity investment and/or ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. We will review the scope, quality and timeliness of the due diligence review performed by such private equity firms on a case-by-case basis. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise, which could provide additional protection for our investments.

•	Viable business model with a clear exit strategy. Whenever possible, we will attempt to invest in securities that may be sold on the public market, providing us a means by which we may exit our positions. In addition, we will also invest in securities that may be sold in privately negotiated over-the-counter markets, which provide another means by which we may exit our positions. Nonetheless, our positions in securities sold in privately negotiated over-the-counter markets may be illiquid, which could make it difficult for us to sell these investments when desired. We expect that a portion of our portfolio may be sold on privately negotiated over-the-counter secondary markets. For investments that are not able to be sold on these markets, we intend to focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains. Even in very early, development stage companies, we will assess potential exit strategies which may be years in the future to ensure that we are funding a viable business, not just an interesting technology. We expect that our positions in these securities will be illiquid.

Investment Process

Sourcing

We believe that we possess a highly disciplined approach and a uniquely capable network to sourcing investment opportunities. As a result of Poliwogg Advisers’ portfolio managers experience in funding scientific research and partnering with commercial entities, we already have extensive contacts and personal relationships with the leading scientists around the world, the technology transfer offices of the premiere universities and hospitals, the leading private venture capital firms, corporate pharmaceutical venture funds, and the senior management teams at the major biotechnology and pharmaceutical firms. Consequently, we believe we will be in an excellent position to know what technologies are ready to be commercialized and will be able to invest on our own or co-invest with other leading capital providers.

Due Diligence

The three main areas in which we will conduct due diligence will be technology, market and management:

•	Technology – our portfolio managers have the technical and scientific expertise to assess the technical merits of potential investments. This will include understanding the capabilities and limitations of a company’s given technology as well as competing technical approaches and likely future developments. Their assessment will also incorporate an analysis of the degree of intellectual property protection the company has currently and what will constitute a successful IP strategy in the long-term. The portfolio managers expect to consult with the Scientific Advisory Board from time to time to assess particular technologies of interest. The portfolio managers may utilize specialized consultants in select areas as needed for technical or legal assessment.

•	Market – a complete market opportunity analysis will include not only an analysis of the current market environment but an understanding of the trends that will drive future demand for the company’s offerings as well as the current and expected competitive landscape. Since many of our expected portfolio companies will be developing and selling products that require regulatory approval, the market assessment will also include analysis of the regulatory landscape in the United States and foreign markets. A detailed understanding of the requirements and costs of the entire path to market approval and commercialization will be critical to make an investment decision. We believe that our close relationships with biotechnology, life sciences and drug discovery companies will assist us in this regard.

•

Management – successful companies in this field require the right blend of technical, operational and strategic talent. We will assess each investment opportunity rigorously on this dimension and believe that we have the internal know-how, expertise and experience on our team to do so based on our investment and operational experience as well as our blend of technical, operational and strategic expertise. We will utilize our broad relationships with scientists, clinicians, investors, and industry executives to help us conduct our diligence activities.

Investment structure

Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

Ongoing relationships with portfolio companies

Monitoring. Poliwogg Advisers will monitor our portfolio companies on an ongoing basis. Specifically, Poliwogg Advisers monitors the financial and operating trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company. Poliwogg Advisers has several methods of evaluating and monitoring the performance and fair value of our investments, which include the following:

•	Assessment of success in adhering to portfolio company’s technology development, business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements, and accomplishments;

•	Comparisons to other portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Since we are restricted in the percentage ownership of individual companies, we will not have in all cases a board seat or other position in which we can directly influence the company’s direction and activities. However, in some cases we will have a board seat or observer rights, which will have been negotiated as part of the terms of our investment. In all cases, we will require information rights concerning the financial and operational performance of the company and expect to have close contact on an ongoing basis with the company’s management team on the business’s activities and prospects. We will actively monitor the status and progress of all companies in our portfolio as well as their competitive environment. As a consequence, we expect to be able to actively influence the success of companies in our portfolio and the value of our investments.

Valuation Process. Each quarter, we will value investments in our portfolio, and such values will be disclosed in our quarterly and annual reports filed with the SEC. Investments for which market quotations are readily available will be recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will determine the fair value of such investments in good faith, utilizing the input of management, our valuation committee, Poliwogg Advisers and any other professionals or materials that our board of directors deems worthy and relevant, including independent third-party pricing services and independent third-party valuation firms, if applicable. See “Determination of Net Asset Value.”

Our potential investments will fall in several categories: some will have publicly traded equity and an external basis for valuation; some will have existing operations and private valuations; others will be at the formation stage with a less formal basis for valuation. In all cases, we will carry out extensive analysis of comparable companies and investments. We believe that our team’s significant experience in starting, investing in biotechnology, life science and drug discovery companies provides us the appropriate expertise to conduct valuation and develop appropriate terms well. In most cases, we expect to invest in senior equity with favorable terms that will position us well with other investors as well as position the company to be successful. We also expect to make investments in common stock or subordinated or senior debt depending on the opportunity and the company’s capital structure. There will also be opportunities to do follow-on investments as our portfolio firms grow and their capital needs increase. We will review such subsequent investments with the same level of diligence as any original investment. In all cases, all investments will be subject to the review and approval of our portfolio managers.

Managerial Assistance. As a BDC, we must offer, and provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, Poliwogg Advisers will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than Poliwogg Advisers, will retain any fees paid for such assistance.

Sale of Portfolio Companies. There will be three main opportunities to sell any given investment in our portfolio: the IPO; merger and acquisition (“M&A”); and, sale of equities for public entities.

•	We believe the IPO market for biotechnology and life sciences is now thriving as the second half of 2013 and the first half of 2014 have seen more such IPOs than in any recent comparable time period. Over our lifespan, we expect that there will be times when our portfolio companies will be able to access the public markets at good valuations and times when that will not be the most economically viable option. We will actively monitor those conditions and be in a position to advise our companies accordingly. We will not routinely sell any position in a company when the lockup period expires after going public, but will selectively decide when is the optimal time to capture gains for our investors based upon our investment and return criteria.

•	M&A is a frequent activity in the life sciences field, in particular as larger companies constantly seek new products and solutions to complement their internally generated product pipelines and bolster their R&D portfolios. It is also independent of the IPO market. We expect that our smaller, more focused, nimble and innovative portfolio companies will bring new products and platforms to these larger players. Additionally, as the regenerative medicine field matures and areas within it develop, there will be opportunities for companies (such as our portfolio companies) to gain scale and accelerate their growth through mergers. The extensive relationships that we have with industry will give us a firsthand view of the needs and potential M&A opportunities for our portfolio companies.

•	Public or private sales will be another path for our investments in the public stock of existing companies, providing opportunities to realize gains in those investments independent of a specific event. We will sell such holdings when we believe the given stock is priced appropriately or our investment has reached certain performance levels or pre-identified targets.

Poliwogg Advisers will determine whether to retain a portfolio company after one of these three events if it believes that retention of such portfolio company is consistent with our investment objective. Alternatively, Poliwogg Advisers may not always sell a portfolio company pursuant to one of these three events. Of course, there can be no assurance that an IPO, sale or joint venture will occur for our portfolio companies.

Staffing

We do not currently have any employees. Each of our executive officers, aside from our chief compliance officer, Monica McGinley, is a principal, officer or employee of Poliwogg Advisers, which manages and oversees our investment operations. Ms. McGinley is an employee of SDDCO Regulatory Services LLC and is not affiliated with Poliwogg Advisers. See “Management—Board of Directors and Executive Officers—Executive Officers Who are Not Directors” for a biography of Ms. McGinley. SDDCO Regulatory Services LLC is an affiliate of SDDCO Brokerage Advisors LLC. In the future, Poliwogg Advisers may retain additional investment personnel based upon its needs. See “Investment Advisory Agreement and Administrative Services Agreement.”

Facilities

Our administrative and principal executive offices are located at 420 Lexington Avenue, Suite 920, New York, New York 10170. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Neither we nor Poliwogg Advisers is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against Poliwogg Advisers.

From time to time, we and individuals employed by Poliwogg Advisers may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE

We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly traded will be valued at the reported closing price on the valuation date. Securities that are not publicly traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, we expect that Poliwogg Advisers will provide our board of directors with portfolio company valuations which will be based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

ASC Topic 820, Fair Value Measurements and Disclosure, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we intend to undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process will begin with Poliwogg Advisers’ managers providing a preliminary valuation of each portfolio company or investment to our valuation committee of the board of directors, which valuation may be obtained from an independent valuation firm, if applicable;

•	preliminary valuation conclusions will then be documented and discussed with the valuation committee;

•	our valuation committee will review the preliminary valuation and Poliwogg Advisers’ managers, together with our independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the valuation committee; and

•	our board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of Poliwogg Advisers, the valuation committee and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our debt and equity investments.

Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. Our board of directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security.

If we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, our board of directors will allocate the cost basis in the investment between the debt securities and any such warrants or other equity-linked securities received at the time of origination. Our board of directors will subsequently value these warrants or other equity-linked securities received at fair value.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The fair values of our investments will be determined in good faith by our board of directors. Our board of directors will be solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. We intend to value all of our Level 2 and Level 3 assets by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end provided by independent third-party pricing services and screened for validity by such services. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers who make a market in such investments. To the extent that we hold investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, our valuation committee will utilize an independent third-party valuation service to value such investments.

We will periodically benchmark the bid and ask prices we receive from the third-party pricing services and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value. Our valuation committee and board of directors will review and approve the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

MANAGEMENT

Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our board of directors. The responsibilities of our board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors will have an audit committee, a valuation committee and a nominating, compensation and corporate governance committee, and may establish additional committees from time to time as necessary. Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Although the number of directors may be increased or decreased by the board of directors at any time, and without stockholder approval, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed only for cause (as such term is defined in our charter) by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director is to be removed.

A vacancy created by an increase in the number of directors or the death, resignation, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors, whether or not the remaining directors constitute a quorum.

Board of Directors and Executive Officers

Our board of directors consists of four members, three of whom are not “interested persons” of us or Poliwogg Advisers as defined in Section 2(a)(19) of the 1940 Act and are “independent” consistent with the rules of The Nasdaq Capital Market. We refer to these individuals as our independent directors. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups—interested directors and independent directors. We believe each of our directors currently demonstrate high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. We believe each of our directors will also have sufficient time available to devote to our affairs, will be able to work with the other members of the board of directors and contribute to our success and will be able to represent the long-term interests our stockholders as a whole. Our directors were selected with the intent that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the date of this prospectus, that such individual should serve as a director, in light of our business and structure. The address for each director is c/o Poliwogg Regenerative Medicine Fund, Inc., 420 Lexington Avenue, Suite 920, New York, New York 10170.

NAME	AGE	DIRECTOR SINCE	EXPIRATION OF TERM
Interested Director and Chairman
Samuel P. Wertheimer, PhD (Class III)	55	2014	2017

Independent Directors
Steven W. Duff (Class III)	61	2014	2017
James J. McCluskey (Class II)	58	2014	2016
Theodore P. Netzky (Class I)	72	2014	2015

Interested Director

Dr. Wertheimer is also our Executive Vice President and is currently Chief Investment Officer and a Managing Director of Poliwogg Advisers and has served in this role since 2014. From 2000 until 2010, Dr. Wertheimer was a private equity partner at OrbiMed Advisors, LLC, a healthcare-dedicated investment firm, and he had primary responsibility for the management of biotechnology/medical technology focusing on venture capital funds and sourcing, due diligence, negotiations and management of investments. Dr. Wertheimer received his Doctor of Philosophy degree from New York University, his Master of Public Health with honors from Yale University and his Bachelor of Arts from Johns Hopkins University. Dr. Wertheimer’s extensive executive experience in the fields of biotechnology/medical technology, with investing in and managing private and public investment vehicles, and his financial expertise and deep knowledge of our business strengthens our board’s collective qualifications, skills, experience and viewpoints.

Independent Directors

Mr. Duff was an Executive Vice President of Reich & Tang Asset Management, LLC (“RTAM”), a registered investment adviser and provider of global cash management solutions, for 19 years and was previously its chief executive officer for 15 years and the Chief Investment Officer for 18 years. Mr. Duff served as the Chairman of the Investment Credit Committee of RTAM. Mr. Duff has over 19 years of experience on the boards of directors/trustees of the Reich & Tang mutual funds and therefore understands the regulation, management and oversight of investment companies. Mr. Duff’s extensive experience in asset management and finance strengthens our board’s collective qualifications, skills, experience and viewpoints.

Mr. McCluskey has been Senior Managing Director and Chief Operating Officer of American Independence Financial Services, LLC, a registered investment adviser to proprietary mutual funds and separately managed accounts, including equity, fixed income, international, managed ETFs and alternative investments, since 2011. From 2010-2011, Mr. McCluskey served as a consultant to Deustche Bank with respect to its ETF products. From 2007-2010, Mr. McCluskey served as Senior Vice President at XShares Advisors, a registered investment adviser to various ETFs and chief financial officer of XShares Group, LLC, the parent company of XShares Advisors. In 2001, Mr. McCluskey joined the sales and marketing unit of Lincoln Financial Group’s variable annuity and life insurance and Delaware Investments’ mutual fund and managed accounts businesses, directing the finance and operational disciplines and evaluating its expansion and growth opportunities. Prior to this, Mr. McCluskey headed finance, acquisition and integration initiatives for the employee benefits unit of GE Capital’s GE Financial Assurance, now Genworth. Mr. McCluskey began his career with Coopers & Lybrand, providing assurance services to its New York based global financial services clients, and later held management positions in the finance units of The Continental Corporation, Chubb Corporation and AmWINS Group, Inc. Mr. McCluskey received a BS degree in Accounting from St. John’s University. Mr. McCluskey’s extensive experience in asset management and finance strengthens our board’s collective qualifications, skills, experience and viewpoints.

Mr. Netzky has been a Managing Member of the Seiden Netzky Law Group, LLC since 2012. For over twelve years, Mr. Netzky has practiced as a CPA and managed a certified public accounting firm. Previously, Mr. Netzky served as a senior officer of an investment advisory company in New York and Chicago. Mr. Netzky also previously served as a board member of certain ETFs advised by Xshares Advisors. Mr. Netzky has been in the real estate business for many years and during this time, he completed in excess of $2 billion of transactions as a general partner. Mr. Netzky is presently a Regent of Loyola University in Chicago, and was the past principal officer of the Galter Foundation where he was responsible for gifting millions of dollars to public charities. Mr. Netzky received a BA degree and a JD degree from De Paul University in Chicago. Mr. Netzky’s extensive experience in law, finance and real estate strengthens our board’s collective qualifications, skills, experience and viewpoints.

Executive Officers

The following persons serve as our executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Brock C. Reeve	57	President (Principal Executive Officer)

Samuel P. Wertheimer, PhD	55	Executive Vice President

David W. Jaffin	60	Secretary and Treasurer (Principal Financial Officer)

Monica McGinley	43	Chief Compliance Officer

The address for each executive officer is c/o Poliwogg Regenerative Medicine Fund, Inc., 420 Lexington Avenue, Suite 920, New York, New York 10170.

Executive Officers who are Not Directors

Mr. Reeve has been a Managing Director of Poliwogg Advisers since 2014. In addition to his position at Poliwogg Advisers, Mr. Reeve has served as the Executive Director of the Harvard Stem Cell Institute, the single largest research entity in the world focused on stem cell based science, since 2006. Mr. Reeve is expected to resign his position at the institute once the Company begins operations. He has overall responsibility for the operations and strategy of the institute whose mission is to use stem cells to understand and treat the root causes of leading degenerative diseases. Mr. Reeve came to this role from the commercial sector with extensive experience in both management consulting and operations for technology-based companies, with a focus on life sciences. Prior to Harvard, Mr. Reeve was Chief Operating Officer and Managing Director of Life Science Insights, an IDC (International Data Corporation) company, a consulting and market research firm specializing in information technology in life sciences. As a consultant, Mr. Reeve has additional experience in IT and the healthcare/life sciences market with IBM’s Business Consulting Services, Viant Corp. and SRI Consulting, where his clients included some of the leading pharmaceutical, biotechnology and medical device companies, and he also has had hands-on operational responsibility in product management and marketing roles in software start-ups. Mr. Reeve received a BA and MPhil from Yale University and an MBA from Harvard Business School. Mr. Reeve is on the Board of Directors of Pathfinder Cell Therapy and is on the President’s Council for Boehringer-Ingelheim Pharmaceuticals.

Mr. Jaffin has served as Chief Financial Officer of Poliwogg Advisers since 2014. From its founding in 2005 until its sale in 2010, he was Chief Operating Officer of XShares Advisors LLC. He was responsible for the operations of the company and its funds, including the launch of three ETF series: HealthShares, AdelanteShares, and TDX Independence Funds, and a related ’33 Act fund specializing in carbon credits, AirShares. After XShares was sold to Deutsche Bank in 2010, Mr. Jaffin became a consultant to Deutsche Bank. His responsibilities included transition/onboarding issues and development of compliance and other infrastructure in preparation for the bank’s launch of its own ETFs. Mr. Jaffin received a BA, cum laude, from Harvard College, and an MBA from New York University. He holds Series 7, 24, 27 and 63 Licenses from FINRA.

Ms. McGinley has been a Director of SDDCO Regulatory Services, a compliance and regulatory consulting firm, since 2014. From 2010 to 2013, Ms. McGinley was a Director – Senior Compliance Manager at Bank of America Merrill Lynch. From 2005-2010, Ms. McGinley was a Vice President in the Legal and Compliance Department of Morgan Stanley Investment Management. Ms. McGinley received a BA from Binghamton University, State University of New York, and a JD from Saint John’s University School of Law.

Risk Oversight and Board Leadership Structure

Our board of directors will monitor and perform an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors will approve the appointment of Poliwogg Advisers and officers, review and monitor the services and activities performed by Poliwogg Advisers and executive officers and approve the engagement, and review the performance of, our independent registered public accounting firm. Through its direct oversight role, and indirectly through its committees, our board of directors performs a risk oversight function for us consisting of, among other things, the following activities: (1) at regular and special board of directors meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to our performance and operations; (2) reviewing and approving, as applicable, our compliance policies and procedures; (3) meeting with the portfolio managers to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including our investment adviser, administrator, transfer agent, custodian, fund accountant and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; and (5) engaging the services of our chief compliance officer to test our compliance procedures and our service providers.

Under our bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests of at such times. Presently, Dr. Wertheimer serves as the chairman of our board of directors. We believe that Dr. Wertheimer’s history with us and his familiarity with our investment platform in particular qualify him to serve as the chairman of our board of directors. We believe that we are best served through this existing leadership structure, as Dr. Wertheimer’s relationship with us provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating, compensation and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors will meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures. We will re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

Our board of directors has the following committees:

Audit Committee

The audit committee is responsible for selecting, engaging and discharging our independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with our independent registered public accounting firm, approving professional services provided by our independent registered public accounting firm (including compensation therefor), reviewing the independence of our independent registered public accounting firm and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Messrs. Duff, McCluskey and Netzky, all of whom are independent for purposes of the Nasdaq corporate governance regulations and are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. Mr. Netzky serves as the chairman of the audit committee. Our board of directors has determined that Messrs. McCluskey and Netzky are “audit committee financial experts” as defined under SEC and Nasdaq Capital Market rules.

Valuation Committee

The valuation committee is responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and valuation committee will use the services of nationally recognized independent valuation firms to help them determine the fair value of these securities. The members of the valuation committee are Messrs. Duff, McCluskey, Netzky and Wertheimer. Messrs. Duff, McCluskey and Netzky are independent for purposes of the Nasdaq corporate governance regulations and are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. Mr. McCluskey serves as chairman of the valuation committee.

Nominating, Compensation and Corporate Governance Committee

The nominating, compensation and corporate governance committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our board of directors or a committee thereof, develops and recommends to our board of directors a set of corporate governance principles and oversees the evaluation of our board of directors. The nominating, compensation and corporate governance committee considers candidates suggested by its members and other directors, as well as our management and stockholders. A stockholder who wishes to recommend a prospective nominee for our board of directors must provide notice to our corporate secretary in accordance with the requirements set forth in our bylaws. See “Description of Our Securities—Provisions of the Maryland General Corporation Law and Our Charter and Bylaws—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals” for a description of our stockholder nomination procedure. This committee also has the responsibility for reviewing and approving the compensation and benefits, if any, to be paid to our executive officers and administering any equity incentive plans. The committee is also responsible for evaluating the performance of our Adviser and reviewing the compensation and fees payable to our Adviser under our investment advisory agreement. Under the charter, this committee has the authority to select, retain and terminate compensation and other consultants. The members of the nominating, compensation and corporate governance committee are Messrs. Duff, McCluskey and Netzky, all of whom are independent for purposes of the Nasdaq corporate governance regulations and are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. Mr. Duff serves as chairman of the nominating, compensation and corporate governance committee.

Compensation of Directors

Our directors who do not also serve in an executive officer capacity for us or Poliwogg Advisers will be entitled to receive an annual cash retainer fee of $60,000 and an annual cash fee for serving as a committee chairperson of $5,000, each fee payable on a quarterly basis. These directors are Messrs. Duff (chairman of the nominating, compensation and corporate governance committee), McCluskey (chairman of the valuation committee) and Netzky (chairman of the audit committee). We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We will not pay compensation to our directors who also serve in an executive officer capacity for us or Poliwogg Advisers.

Compensation of Executive Officers

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Poliwogg Advisers or by individuals who were contracted by us or by Poliwogg Advisers to work on behalf of us, pursuant to the terms of the investment advisory agreement and the administrative services agreement. Each of our executive officers is an employee of Poliwogg Advisers or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by Poliwogg Advisers.

PORTFOLIO MANAGEMENT

The management of our investment portfolio will be the responsibility of Poliwogg Advisers. Currently, Brock C. Reeve and Samuel P. Wertheimer, PhD are our portfolio managers and are jointly and primarily responsible for our day-to-day investment decisions. For more information regarding the business experience of Mr. Reeve and Dr. Wertheimer, see “Management—Board of Directors and Executive Officers.”

The portfolio managers are not employed by us, and will receive no compensation from us in connection with their portfolio management activities. No investment personnel receive any direct compensation from us in connection with the management of our portfolio. Mr. Reeve will be entitled initially to an annual base salary and subsequently, upon conclusion of our offering, will be entitled instead to a portion of any profits earned by Poliwogg Advisers, which includes any fees payable to Poliwogg Advisers under the terms of the investment advisory agreement, less expenses incurred by Poliwogg Advisers in performing its services under said agreement. Poliwogg Advisers may pay additional salaries, bonuses, and individual performance awards and/or individual performance bonuses to Mr. Reeve in addition to any ownership interests he may have in Poliwogg Advisers, which may be reduced proportionately to reflect such payments. Dr. Wertheimer will be entitled to an annual base salary and a bonus based on the performance of Poliwogg Holdings. The compensation paid by Poliwogg Advisers to its other investment personnel may include: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus. All final compensation decisions are made by the management committee of Poliwogg Advisers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

The directors, officers and other personnel of Poliwogg Holdings allocate their time between advising us and managing other investment activities and business activities in which they may be involved. Therefore, Poliwogg Advisers, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

Investment Personnel

Our senior staff of investment personnel currently consists of our portfolio managers, Mr. Reeve and Dr. Wertheimer. Dr. Jean-Christophe Renondin, an executive with healthcare investment experience both in North America and Europe, is expected to join Poliwogg Advisers when the Company begins operations. In addition, Poliwogg Advisers may retain additional investment personnel in the future based upon its needs.

Our portfolio managers do not currently manage any other entities.

The table below shows the dollar range of shares of common stock beneficially owned as of January 23, 2015, by our portfolio managers, based on the initial public offering price of $20.00 per share:

Name of Portfolio Manager	Dollar Range of Equity Securities in Poliwogg Regenerative Medicine Fund, Inc.(1)
Brock C. Reeve	None
Samuel P. Wertheimer, PhD	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

Overview of Poliwogg Advisers

Management Services and Responsibilities under the Investment Advisory Agreement

Poliwogg Advisers has registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the investment advisory agreement in accordance with the 1940 Act. As an investment adviser registered under the Advisers Act, Poliwogg Advisers will have a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Poliwogg Advisers will have a fiduciary responsibility for the safekeeping and use of all our funds and assets, whether or not in its immediate possession or control. As such, Poliwogg Advisers may not employ, or permit another to employ, our funds or assets in any manner except for our exclusive benefit. Poliwogg Advisers is prohibited from contracting away the fiduciary obligation owed to us and our stockholders under common law.

Subject to the overall supervision of our board of directors, Poliwogg Advisers oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory agreement, Poliwogg Advisers:

•	determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates, negotiates and structures the investments we make;

•	executes, closes, monitors and services the investments we make;

•	determines what securities and other assets we will purchase, retain or sell;

•	performs due diligence on prospective portfolio companies; and

•	provides us with such other investment advisory, research and related services as we may, from time to time, require for the investment of our assets.

Poliwogg Advisers will also seek to ensure that we maintain adequate reserves for normal replacements and contingencies (but not for payment of fees payable to it) by causing us to retain a reasonable percentage of offering proceeds, revenues or other sources of reserves. Poliwogg Advisers’ services under the investment advisory agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, Poliwogg Advisers will perform certain administrative services under the administrative services agreement. See “—Administrative Services under the Administrative Services Agreement.”

Advisory Fees

We will pay Poliwogg Advisers a fee for its services under the investment advisory agreement consisting of two components—a base management fee and an incentive fee based on our performance. The cost of both the base management fee payable to Poliwogg Advisers and any incentive fees it earns will ultimately be borne by our stockholders. The investment advisory fees payable by us will not be reduced while our assets are invested in cash equivalent securities. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Base Management Fee

The base management fee is calculated at an annual rate of 1.75% of our average total assets. The base management fee is payable quarterly in arrears and is calculated based on the average of (1) the value of our total assets which includes any borrowings for investment purposes at the end of the current calendar quarter, and

(2) the value of our total assets which includes any borrowings for investment purposes at the end of the preceding calendar quarter; and appropriately adjusted for any share issuances or repurchases, if any, during the current calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of Poliwogg Advisers. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as Poliwogg Advisers shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

Incentive Fee

The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), beginning on the commencement of our operations, and will equal the lesser of:

•	20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and

•	20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

Our realized capital gains from each investment, expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, will be compared to a hurdle rate of 6.00% per year. We will only pay an incentive fee on any realized capital gains from an investment that exceeds the hurdle rate. We will pay Poliwogg Advisers an incentive fee with respect to our realized capital gains from each investment as follows:

•	No incentive fee will be payable on the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, does not exceed the hurdle rate of 6.00% per year.

•	We will pay as an incentive fee 50% of the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds the hurdle rate of 6.00% per year but is less than a rate of 10.00% per year. We refer to this portion of our realized capital gains from each investment (which exceeds the hurdle rate but is less than 10.00%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of the amount of our realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds a rate of 10.00% per year.

•	We will pay as an incentive fee 20% of the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds a rate of 10.00% per year.

In no event, however, will we pay an incentive fee for any calendar year that exceeds 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. The cumulative aggregate realized capital gains of the Company shall be calculated as the sum of the differences, if positive, between (i) the net sales price of each investment in the Company’s portfolio when sold and (ii) the accreted or amortized cost basis of such investment. The cumulative aggregate realized capital losses of the Company shall be calculated as the sum of the amounts by which (i) the net sales price of each investment in the Company’s portfolio when sold is less than (ii) the accreted or amortized cost basis of such investment. The aggregate unrealized capital depreciation of the Company shall be calculated as the sum of the differences, if negative, between (i) the valuation of each investment in the Company’s portfolio as of the applicable incentive fee calculation date and (ii) the accreted or amortized cost basis of such investment.

The incentive fee is not subject to any minimum return to shareholders. If this agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying an incentive fee.

The following is a graphical representation of the calculation of our incentive fee with respect to a single investment:

For accounting purposes, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we are required to accrue a capital gains incentive fee based upon realized capital gains and losses during the current calendar year through the end of the period, plus any unrealized capital appreciation and depreciation as of the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the investment advisory agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the investment advisory agreement will be consistent with the formula reflected in the investment advisory agreement.

Example: Calculation of incentive fee*

Alternative 1:

Assumptions

•	Hurdle rate = 6.00% non-compounded annual rate of return

•	Hurdle rate = (purchase price) × (6% × (days owned/365))

•	Catch-up rate = 10.00% non-compounded annual rate of return

•	Catch-up rate = (purchase price) × (10% × (days owned/365))

•	Year 1: $20,000,000 investment made on March 15 in Company A (“Investment A”), and $30,000,000 investment made on February 1 in Company B (“Investment B”)

•	Year 2: Investment A is sold on September 15 for $25,000,000, and fair market value (“FMV”) of Investment B is determined to be $28,000,000

•	Year 3: FMV of Investment B is determined to be $28,000,000

•	Year 4: Investment B is sold on March 1 for $38,000,000

The incentive fee would be calculated as follows:

•	Year 1: None

•	Year 2: Incentive fee calculation:

•	Hurdle rate for Investment A = ($20,000,000) × (6% × (550 days / 365))

•	Hurdle rate for Investment A = $1,808,218

•	Catch-up rate for Investment A = ($20,000,000) × (10% × (550 days / 365))

•	Catch-up rate for Investment A = $3,013,699

•	Incentive fee on Investment A = 20% × $5,000,000 (since the hurdle rate has been satisfied and the catch up has been fully achieved)

•	Incentive fee on Investment A = $1,000,000

•	Maximum incentive fee = 20% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)

•	Maximum incentive fee = 20% × ($5,000,000 - $2,000,000 (unrealized depreciation on Investment B))

•	Maximum incentive fee = 20% × $3,000,000

•	Maximum incentive fee = $600,000

•	Incentive fee paid = $600,000 (because the incentive fee payable on Investment A exceeds the maximum incentive fee, the maximum incentive fee applies)

•	Year 3: None

•	Year 4: Incentive fee calculation:

•	Hurdle rate for Investment B = ($30,000,000) × (6% × (1,124 days / 365))

•	Hurdle rate for Investment B = $5,543,013

•	Catch-up rate for Investment B = ($30,000,000) × (10% × (1,124 days / 365))

•	Catch-up rate for Investment B = $9,238,356

•	Incentive fee on Investment B = 50% × ($8,000,000 – $5,543,013 (since the hurdle rate has been satisfied, but the catch up has not been fully achieved)

•	Incentive fee on Investment B = $1,228,494

•	Maximum incentive fee = 20% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)

•	Maximum incentive fee = (20% × $13,000,000) – ($600,000 (previously paid incentive fees))

•	Maximum incentive fee = $2,000,000

•	Incentive fee paid = $1,228,494 (because the incentive fee payable on Investment B does not exceed the maximum incentive fee)

Alternative 2:

Assumptions

•	Hurdle rate = 6.00% non-compounded annual rate of return

•	Hurdle rate = (purchase price) × (6% × (days owned/365))

•	Catch-up rate = 10.00% non-compounded annual rate of return

•	Catch-up rate = (purchase price) × (10% × (days owned/365))

•	Year 1: $20 million investment made on March 15 in Company A (“Investment A”), $30 million investment made on February 1 in Company B (“Investment B”), and $25 million investment made on September 1 in Company C (“Investment C”)

•	Year 2: Investment A is sold on September 15 for $50 million, FMV of Investment B is determined to be $25 million, and FMV of Investment C is determined to be $25 million

•	Year 3: FMV of Investment B is determined to be $27 million and Investment C is sold on December 1 for $30 million

•	Year 4: FMV of Investment B is determined to be $35 million

•	Year 5: Investment B is sold on March 1 for $20 million

The incentive fee would be calculated as follows:

•	Year 1: None

•	Year 2: Incentive fee calculation:

•	Hurdle rate for Investment A = ($20,000,000) × (6% × (550 days / 365))

•	Hurdle rate for Investment A = $1,808,218

•	Catch-up rate for Investment A = ($20,000,000) × (10% × (550 days / 365))

•	Catch-up rate for Investment A = $3,013,699

•	Incentive fee on Investment A = 20% × $30,000,000 (since the hurdle rate has been satisfied and the catch up has been fully achieved)

•	Incentive fee on Investment A = $6,000,000

•	Maximum incentive fee = 20% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)

•	Maximum incentive fee = 20% × ($30,000,000 - $5,000,000 (unrealized depreciation on Investment B))

•	Maximum incentive fee = $5,000,000

•	Incentive fee paid = $5,000,000 (because the incentive fee payable on Investment A exceeds the maximum incentive fee, the maximum incentive fee applies)

•	Year 3: Incentive fee calculation:

•	Hurdle rate for Investment C = ($25,000,000) × (6% × (822 days / 365))

•	Hurdle rate for Investment C = $3,378,080

•	Catch-up rate for Investment C = ($25,000,000) × (10% × (822 days / 365))

•	Catch-up rate for Investment C = $5,630,137

•	Incentive fee on Investment C = 50% × ($5,000,000 – $3,378,080) (since the hurdle rate has been satisfied, but the catch up has not been fully achieved)

•	Incentive fee on Investment C = $810,960

•	Maximum incentive fee = 20% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)

•	Maximum incentive fee = 20% × ($35,000,000 - $3,000,000 (unrealized depreciation on Investment B)) – ($5,000,000 (previously paid incentive fees))

•	Maximum incentive fee = $1,400,000

•	Incentive fee paid = $810,960 (because the incentive fee payable on Investment C does not exceed the maximum incentive fee)

•	Year 4: None

•	Year 5: None

We intend to seek primarily minority equity positions in its portfolio companies. Since we expect primarily to make direct minority investments in portfolio companies, neither we, nor the Adviser, may have the ability to control the timing of when we realize capital gains or losses with respect to such investments. We expect the timing of such realization events to be determined by its portfolio companies in such cases. To the extent we have non-minority investments, or the securities we hold are traded on a private secondary market or public securities exchange, the Adviser will have greater control over the timing of a realization event. In such cases, the Board will monitor such investments in connection with the Board’s general oversight of the investment advisory services provided by the Adviser. In addition, as of the end of each fiscal quarter, we will evaluate whether the cumulative aggregate unrealized appreciation on our portfolio would be sufficient to require us to pay an incentive fee to the Adviser if such unrealized appreciation were actually realized as of the end of such quarter, and if so, we will generally accrue an expense equal to the amount of such incentive fee.

*	The returns shown are for illustrative purposes only. The hypothetical amount of gains and returns shown in the above tables assumes no leverage. There is no guarantee that the gains or returns based on our net asset values will be realized and actual gains and returns may vary from those shown in these examples.

Payment of Our Expenses

Our primary operating expenses will be the payment of advisory fees, administrative fees and other expenses under the investment advisory agreement and administrative services agreement, and other expenses necessary for our operations.

All professionals of our Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, will be provided and paid for by our Sponsor and not by us. We will bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	organization of the Company;

•	calculating the Company’s net asset value (including the cost and expenses of any independent valuation firm);

•	indemnification payments;

•	providing managerial assistance to those portfolio companies that request it;

•	marketing expenses;

•	expenses related to the development and maintenance of the Company’s website;

•	fees and expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors, in connection with monitoring the financial and legal affairs for the Company and in monitoring the Company’s investments, performing due diligence on its prospective portfolio companies or otherwise relating to, or associated with, evaluating or making investments;

•	interest payable on debt, if any, incurred to finance the Company’s investments and expenses related to unsuccessful portfolio acquisition efforts;

•	offerings of the common stock and other securities of the Company, including its initial public offering.

•	investment advisory fees payable to the Adviser;

•	administration fees, expenses and/or payments payable under the Administrative Services Agreement between the Company and Poliwogg Advisers (the Administrator),

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments, including costs associated with meeting potential financial sponsors;

•	transfer agents, dividend agents, custodial and accounting fees and expenses;

•	federal and state registration fees;

•	all costs of registration of the Company’s securities with appropriate regulatory agencies;

•	all costs of listing the Company’s shares on any securities exchange;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents required by the Securities and Exchange Commission; the Financial Industry Regulatory Authority or other regulators;

•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•	costs associated with individual or groups of stockholders;

•	the Company’s allocable portion of fidelity bonds, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and

•	all other expenses incurred by the Company or the Administrator in connection with administering the Company’s business, including payments under the Administrative Services Agreement between the Company and the Administrator based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administrative Services Agreement, including rent and the allocable portion of the costs of compensation and related expenses of our Company’s chief compliance officer and principal financial officer and their respective staffs.

Administrative Services under the Administrative Services Agreement

The administrative services agreement provides that our administrator will be responsible for furnishing us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the administrative services agreement, our administrator will perform, or oversee, or arrange for, the performance of, our required administrative services, which will include being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC or any other regulatory authority. In addition, our administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the administration agreement, our administrator will also provide managerial assistance on our behalf to those companies that have accepted our offer to provide such assistance.

Compensation to Poliwogg Advisers for Administrative Services

We will reimburse Poliwogg Advisers for our allocable portion (subject to the review of our board of directors) of overhead and other expenses it incurs in performing its obligations under the administrative services agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse Poliwogg Advisers for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer, chief compliance officer and any administrative support staff. While there is no limit on the total amount of expenses we may be required to reimburse to Poliwogg Advisers, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to Poliwogg Advisers.

Our administrator may, at any time, engage one or more third parties to assist it in carrying out its duties as our administrator. At the time of this offering, our administrator has contracted with U.S. Bancorp Fund Services, LLC to provide certain administrative and accounting services. We will pay the fees associated with providing such services directly to these service providers without profit to Poliwogg Advisers. See “Investment Advisory Agreement and Administrative Services Agreement.”

We have contracted with SDDCO Regulatory Services LLC to provide certain compliance services, including our chief compliance officer.

Duration and termination of the Investment Advisory Agreement and Administrative Services Agreement

The investment advisory and administrative services agreements will become effective on the date of this prospectus. Unless earlier terminated as described below, the investment advisory agreement will remain in effect for a period of two years from such date. The administrative services agreement will remain in effect for a period of one year from the date of this prospectus. Thereafter, each agreement will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory agreement.

The investment advisory agreement will automatically terminate in the event of its assignment. Each of the investment advisory agreement and administrative services agreement provides that either party may terminate the agreement without penalty upon 60 days’ written notice to the other. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Without the vote of a majority of our outstanding voting securities, our investment advisory agreement may not be materially amended, nor may we engage in a merger or other reorganization with Poliwogg Advisers. In addition, should we or Poliwogg Advisers elect to terminate the investment advisory agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act, for a time period not to exceed 150 days following the date on which the previous contract terminates.

Indemnification

The investment advisory agreement and administrative services agreement provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Poliwogg Advisers and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Poliwogg Advisers for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Poliwogg Adviser’s services under the investment advisory agreement or administrative services agreement, or otherwise as our investment adviser or administrator, respectively.

Organization of Poliwogg Advisers

Poliwogg Advisers is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of Poliwogg Advisers is 420 Lexington Avenue, Suite 920, New York, New York 10170.

Board Approval of the Investment Advisory Agreement

Our investment advisory agreement was approved by our board of directors and will become effective as of the date of this prospectus. Such approvals were made in accordance with, and on the basis of an evaluation satisfactory to our board of directors as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to ours, (iii) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory agreement and administrative services agreement with Poliwogg Advisers. Pursuant to the investment advisory agreement, we will pay Poliwogg Advisers a base management fee and an incentive fee. See “Investment Advisory Agreement and Administrative Services Agreement” for a description of how the fees payable to Poliwogg Advisers will be determined. We will reimburse Poliwogg Advisers for our allocable portion (subject to the review of our board of directors) of overhead and other expenses it incurs in performing its obligations under the administrative services agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse Poliwogg Advisers for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our principal financial officer, chief compliance officer and any administrative support staff. While there is no limit on the total amount of expenses we may be required to reimburse to Poliwogg Advisers, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to Poliwogg Advisers.

Our administrator may, at any time, engage one or more third parties to assist it in carrying out its duties as our administrator. At the time of this offering, our administrator has contracted with U.S. Bancorp Fund Services, LLC to provide certain administrative and accounting services. We will pay the fees associated with providing such services directly to these service providers without profit to Poliwogg Advisers. See “Investment Advisory Agreement and Administrative Services Agreement.”

We have contracted with SDDCO Regulatory Services LLC to provide certain compliance services, including our chief compliance officer.

Our executive officers, certain of our directors and certain finance professionals of Poliwogg Advisers who perform services for us on behalf of Poliwogg Advisers are also officers, directors, managers, and/or key professionals of Poliwogg Holdings and other affiliated entities of Poliwogg Holdings. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Poliwogg Holdings may organize other equity / debt-related programs and acquire for their own account equity / debt-related investments that may be suitable for us. In addition, Poliwogg Holdings may grant equity interests in Poliwogg Holdings to certain management personnel performing services for Poliwogg Advisers.

Allocation of Poliwogg Advisers’ Time

We will rely on Poliwogg Advisers to manage our day-to-day activities and to implement our investment strategy. Poliwogg Advisers may plan in the future to be, and certain of its affiliates are presently and may continue to be, involved with activities which are unrelated to us. As a result of these activities, Poliwogg Advisers, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved. Poliwogg Advisers and its employees will devote only as much of its or their time to our business as Poliwogg Advisers and its employees, in their judgment, determine is reasonably required, which may be less than their full time. Therefore, Poliwogg Advisers, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, we believe that the members of Poliwogg Advisers’ senior management have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. Because we have not commenced operations, it is difficult to predict specific amounts of time an executive officer or affiliate will devote to us. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands.

Competition and Allocation of Investment Opportunities

After the completion of our initial public offering, employees of Poliwogg Advisers may simultaneously provide investment advisory services to other affiliated entities. Poliwogg Advisers may determine it appropriate for us and one or more other investment accounts managed by Poliwogg Advisers or any of its respective affiliates to participate in an investment opportunity. To the extent we are able, pursuant to the 1940 Act, to make co-investments with investment accounts managed by Poliwogg Advisers or its respective affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to us and other participating accounts.

To mitigate these conflicts, Poliwogg Advisers will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objective and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction.

Investments

As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by Poliwogg Advisers or any of its respective affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with Poliwogg Advisers or one or more of its respective affiliates.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

No person will be deemed to control us as such term is defined in the 1940 Act. The following table sets forth, as of the date of this prospectus, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each member of our board of directors and each executive officer; and

•	all of the members of our board of directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares of common stock subject to options that are currently exercisable or exercisable within 60 days of the commencement of our offering.

Shares Beneficially Owned as of January 23, 2015
Name(1)	Number of Shares	Percentage assuming minimum amount is purchased
Interested Director:

Samuel P. Wertheimer, PhD	None	—%

Independent Directors:

Steven W. Duff	None	—%
James J. McCluskey	None	—%
Theodore P. Netzky	None	—%

Executive Officers:

Brock C. Reeve	None	—%
David W. Jaffin	None	—%
Monica McGinley	None	—%

All officers and directors as a group (7 persons):	None	—%

Poliwogg Advisers:	500	* %

*	Less than 1%

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Poliwogg Regenerative Medicine Fund, Inc., 420 Lexington Avenue, Suite 920, New York, New York 10170.

The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities that are beneficially owned by each member of our board of directors, based on the initial public offering price of $20.00.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:

Samuel P. Wertheimer, PhD	None

Independent Directors:

Steven W. Duff	None
James J. McCluskey	None
Theodore P. Netzky	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors is based on an assumed initial public offering price of $20.00 per share.
(3)	The dollar range of equity securities beneficially owned is: None, $1-$10,000, $10,001-$50,000, $50,001 - $100,000 or over $100,000.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that will provide for cash distributions, unless a stockholder elects for reinvestment of his or her distributions as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have “opted in” of such dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have its distribution paid in cash. A registered stockholder may elect to receive an entire distribution reinvested in shares of common stock by notifying U.S. Bancorp Fund Services, LLC, the Plan Administrator and our transfer agent and dividend disbursing agent, in writing so that such notice is received by the Plan Administrator no later than three business days prior to the payment date for distributions to stockholders. The Plan Administrator will set up an account for shares acquired through the plan for each stockholder and hold such shares in non-certificated form. The Plan Administrator is authorized to deduct a $34.95 transaction fee from the proceeds of the sale of any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions reinvested in shares of common stock by notifying their broker or nominee of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board. Market price per share on that date will be the closing price for such shares on The Nasdaq Capital Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right, however, to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the Plan Administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split or similar corporate action.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The Plan Administrator’s fees will be paid by us. If a participant elects by written notice to the Plan Administrator prior to termination of his or her account to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is afuthorized to deduct a $34.95 transaction fee from the proceeds.

Stockholders who receive distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash distributions will be reinvested, such stockholder will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis in the stock received in a distribution from us will generally be equal to the amount of the reinvested distribution. Any stock received in a distribution will have a new holding period for U.S. federal income tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the Plan Administrator by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the Plan Administrator at the address below.

Those stockholders whose shares are held by a broker or other nominee who wish to terminate his or her account under the plan may do so by notifying his or her broker or nominee.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any stockholder distribution by us. All correspondence concerning the plan should be directed to the Plan Administrator by mail at Plan Administrator c/o 615 East Michigan Street, Milwaukee, Wisconsin 53202.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not intended to be complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 500,000,000 shares of stock, par value $0.001 per share, of which 500,000,000 shares are classified as common stock. Subject to official notice of issuance, our common stock has been approved for listing on The Nasdaq Capital Market under the symbol “PRMF.” No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our securities outstanding as of January 23, 2015:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account*	Amount Outstanding Exclusive of Amount Under Column(3)
Common Stock	500,000,000	500	0
Preferred Stock	0	0	0

*	These shares of our common stock were purchased by Poliwogg Advisers for purposes of providing our initial capitalization. Poliwogg Advisers will not sell these shares for at least one year from the commencement of our operations.

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Subject to the preferential rights of holders of any outstanding preferred stock we may issue in the future, distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available for payment. Except as may be provided by our board of directors in setting the terms of any series of common stock, shares of our common stock will have no preemptive, exchange, conversion, redemption or appraisal rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In addition, our shares of common stock are not subject to any mandatory redemption obligations by us. In the event of our liquidation, dissolution or winding up, holders of outstanding shares of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by our board of directors with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. Prior to the issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each series of preferred stock.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock, which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance of preferred stock and before any distribution is made with respect to our common stock and before any purchase of common stock is made, the aggregate involuntary liquidation preference of such preferred stock, together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit or profit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by such corporation if it is ultimately determined that the standard of conduct was not met.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify (i) any present or former director or officer, (ii) any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee, or (iii) Poliwogg Advisers or any of its affiliates acting as an agent for us, who, in any case, is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his, her or its service in any such capacity, from and against any claim or liability to which that person or entity may become subject or which that person or entity may incur by reason of such service, and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The investment advisory agreement and administrative services agreement provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Poliwogg Advisers and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Poliwogg Advisers for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Poliwogg Adviser’s services under the investment advisory agreement or administrative services agreement, or otherwise as our investment adviser or administrator, respectively. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

As permitted by Maryland law, our charter and bylaws provide that directors will be elected by a plurality of all votes cast at a meeting of stockholders at which a quorum is present. Pursuant to the charter, our board of directors may amend our bylaws to alter the vote required to elect directors.

Our board of directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire at the annual meeting of stockholders to be held in 2015, 2016 and 2017, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, successor directors of each class will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and when his or her successor is duly elected and qualifies, and each year one class of directors is elected by our stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board will help to ensure the continuity and stability of our management and policies.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our bylaws provide that the number of directors generally may not be less than three or more than twelve. We have elected to be subject to the provision of Subtitle 8 of Title 3 of MGCL regarding the filling of vacancies on our board of directors. Accordingly, at such time as we have three independent directors and our common stock is registered under the Exchange Act (which we expect will be upon the completion of this offering), except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our charter as permitted by Maryland law, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

Our stockholders may remove a director, only with cause (as such term is defined in our charter), by the affirmative vote of at least two-thirds of all the votes entitled to be cast in the election of directors.

We have a total of four members of our board of directors, three of whom are independent directors.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of our board of directors or (c) by a stockholder of record both at the time of giving notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting on such business or in the election of each such nominee and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of directors at a special meeting may be made only (x) pursuant to our notice of the meeting, (y) by or at the direction of our board of directors or (z) provided that the meeting has been called for the purpose of electing directors, by a stockholder of record both at the time of giving notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. In addition, our charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast a majority of the votes entitled to be cast on the matter. However, our charter provides that approval of the following matters requires the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter:

•	amendments to the provisions of our charter relating to the classification of the board of directors, the power of the board of directors to fix the number of directors and to fill vacancies on the board of directors, the vote required to elect or remove a director, the vote required to approve our dissolution, amendments to our charter and extraordinary transactions and the board of directors exclusive power to amend our bylaws;

•	charter amendments that would convert us from a closed-end company to an open-end company or make our common stock a redeemable security (within the meaning of the 1940 Act);

•	our liquidation or dissolution;

•	any merger, consolidation, conversion, statutory share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our stockholders; or

•	any transaction between us, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of our directors generally, or any affiliate of such a person, group or member of such a group, or collectively, “Transacting Persons,” on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of our continuing directors (in addition to approval by the board of directors), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any transaction including Transacting Persons that would not otherwise require stockholder approval under the MGCL would not require further stockholder approval unless another provision of our charter requires such approval.

The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by our stockholders or whose election by the board of directors to fill vacancies is approved by a majority of the continuing directors then on our board of directors.

Our charter and bylaws provide that our board of directors has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, our charter provides that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions—Appraisal and Compensation.”

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the Maryland corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if our board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, our board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination generally must be recommended by our board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by our board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

Our quarterly report on Form 10-Q and our annual report on Form 10-K will be available on our website at www.poliwoggfunds.com and on the SEC’s website at www.sec.gov within 60 days after each fiscal quarter and within 120 days after the end of each fiscal year, respectively. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part, unless the prospectus or the registration statement is specifically amended or supplemented to include such reports.

On a annual basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such year.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as a capital asset (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult his, her or its tax advisors with respect to a partnership’s purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect, effective prior to the commencement of our operations, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary taxable income plus the excess, if any, of our realized net short-term capital gains over our realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable and net capital gain, as defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 of that calendar year and (3) any income recognized, but not distributed, in preceding the year and on which we paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly-traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships” (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, we may have to include in income certain amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute other income required to be included in taxable income prior to receipt of cash.

We intend to invest a portion of our net assets in below investment grade instruments. Below investment grade securities are often referred to as “junk.” Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to seek to ensure that we distribute sufficient income so that we do not become subject to U.S. federal income or excise tax.

Because any other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain sufficient cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax, without the benefit of the dividends-paid deduction.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to borrow additional funds or to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, and if certain holding period requirements are met, such distributions (“Qualifying Dividends”), may be eligible for a maximum U.S. federal income tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum U.S. federal income tax rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of our common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the dividend is made. However, any dividend declared by us in October, November or

December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares of our common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are generally subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including a long-term capital gain derived from an investment in our common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common stock) of U.S. individuals, estates and trusts to the extent that such person’s “adjusted gross income” is in the higher income brackets. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

The tax laws require reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

We may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is provided timely to the IRS.

A 30% withholding tax on your Company’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of the Company generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under The Foreign Account Tax Compliance Act (“FATCA”). Withholding under FATCA is required: (i) with respect to certain distributions from your Company beginning on July 1, 2014; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Company shares that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Company will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses or foreign dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or such Non-U.S. stockholder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E, as the case may be (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. In addition, if the requirements of recently enacted legislation (known as FATCA) are not met, the United States may impose a 30% U.S. withholding tax on certain foreign financial institutions and other foreign entities with respect to distributions on and proceeds from the sale or disposition of shares in the Company. FATCA withholding will generally apply to payments of dividends and payments of gross proceeds from sales of shares made on or after January 1, 2017. Stockholders should consult their tax advisors regarding the possible implications of this legislation as well as the other U.S. federal, state, local and foreign tax consequences of an investment in our common stock.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common stock.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, U.S. estate and state, local and foreign tax consequences of an investment in our common stock.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to qualified dividends for individual stockholders to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

There can be no assurance that our distribution will eliminate all taxes at the level of the RIC in all tax periods. You are responsible for your tax liabilities attributable to your investment in our shares. We may make taxable distributions to you even during periods in which our share price has declined. We do not intend to seek any tax ruling from the IRS or an opinion from our counsel regarding any tax matters. State, local and foreign taxes may apply to your investment. You should consult your tax advisor regarding a potential investment in our common stock.

REGULATION

Prior to commencing this offering, we will elect to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of our directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price per share, after deducting selling commissions and dealer manager fees that is below our net asset value per share. See “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value per share in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with Poliwogg Advisers in transactions originated by Poliwogg Advisers or its respective affiliates unless we obtain an exemptive order from the SEC or co-invest alongside Poliwogg Advisers or its respective affiliates in accordance with existing regulatory guidance and the allocation policies of Poliwogg Advisers and its respective affiliates, as applicable.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Poliwogg Advisers will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors—Risks Related to Debt Financing” and “Risk Factors—Risks Related to Business Development Companies.”

Code of Ethics

We and Poliwogg Advisers have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act that, among other things, establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The joint code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy the joint code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the joint code of ethics is available on our website at www.poliwoggfunds.com and on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

You may also obtain a copy of the joint code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

Compliance Policies and Procedures

We and Poliwogg Advisers have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer and the chief compliance officer of Poliwogg Advisers are responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Poliwogg Advisers. The proxy voting policies and procedures of Poliwogg Advisers are set forth below. The guidelines are reviewed periodically by Poliwogg Advisers and our non-interested directors, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, Poliwogg Advisers has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of Poliwogg Advisers are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Poliwogg Advisers will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although Poliwogg Advisers will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of Poliwogg Advisers are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how Poliwogg Advisers intends to vote on a proposal in order to reduce any attempted influence from interested parties.

You may obtain information, without charge, regarding how Poliwogg Advisers voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Poliwogg Regenerative Medicine Fund, Inc., 420 Lexington Avenue, Suite 920, New York, New York 10170, or by calling us toll free at (855) 753-6484.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our principal executive officer and principal financial officer are required to disclose in our periodic reports their conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, beginning with our fiscal year ending September 30, 2015, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Our securities will be held under a custody agreement by U.S. Bank National Association. The address of our custodian is 1555 North River Drive, Suite 302, Milwaukee, Wisconsin 53212.

U.S. Bancorp Fund Services, LLC serves as our transfer agent, dividend paying agent. The address of our transfer agent and dividend disbursing agent is 615 East Michigan Street, Milwaukee, Wisconsin 53212.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to use brokers in the normal course of our business infrequently. Subject to policies established by our board of directors, Poliwogg Advisers is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Poliwogg Advisers does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Poliwogg Advisers will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Poliwogg Advisers may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Poliwogg Advisers in accordance with Section 28(e) of the Exchange Act determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

We are offering the shares of our common stock described in this prospectus through the underwriters named below. W.R. Hambrecht + Co., LLC (“Hambrecht”) is the representative of the underwriters. Subject to the terms and conditions contained in an underwriting agreement among us, Poliwogg Advisers and the underwriters named below, each of the underwriters have severally agreed to use their best efforts to procure potential purchasers for the shares of common stock offered hereby, each as listed next to its name in the following table. This offering is being undertaken on a best efforts only basis. The underwriters are not required to take or pay for any specific number or dollar amount of our common stock.

Underwriters	Number of Shares
W.R. Hambrecht + Co., LLC
Avondale Partners, LLC

Total

Our shares are being offered on a best efforts basis, subject to a minimum requirement of $60 million in gross offering proceeds. Assuming that we sell $60 million of our shares of common stock during this offering at $20.00 per share, 3,000,000 shares are being offered. If we sell in excess of the minimum requirement, additional shares will be offered. We will not proceed with our initial public offering unless we satisfy all the applicable conditions for listing on The Nasdaq Capital Market and receive gross offering proceeds of at least $60 million. There can be no assurance that we will sell any or all of the shares to be sold pursuant to this prospectus.

On the date of this prospectus, an escrow account will be opened with U.S. Bank National Association, which will be governed by the terms of the escrow agreement that is filed as an exhibit to the registration statement of which this prospectus forms a part. The escrow account will be open only for the three or four business-day period between the date of this prospectus and the closing date of the offering. No investor funds will be accepted before that time, or after the closing of the offering. The escrow account has been set up for the benefit of the investors, and in compliance with the requirements of Rule 15c2-4 of the Exchange Act and other applicable rules and regulations. The escrow account is a non-interest bearing account. Investors will not receive any interest on the funds deposited into escrow. On the date of this prospectus, the underwriters will provide investors that are purchasing shares with detailed instructions for wiring their funds to U.S. Bank National Association. No checks will be accepted by the escrow agent.

On the closing date, the escrow agent will notify the underwriters whether at least the minimum required amount, or $60 million, has been received. If, on the closing date, the $60 million in funds have not been deposited into escrow, the offering will not proceed. The escrow agent will promptly return to investors all funds that were deposited into escrow.

U.S. Bank National Association is acting only as an escrow agent in connection with the offering of the securities described herein, and has not endorsed, recommended or guaranteed the purchase, value or repayment of such securities.

We have been advised by the representative that the underwriters expect to make a market in our common stock but that they are not obligated to do so and may discontinue making a market at any time without notice.

In connection with this offering, certain of the underwriters or securities dealers may distribute prospectuses electronically.

Commissions, Discounts and Expenses

Shares sold by the underwriters to the public will initially be offered at the initial offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $             per share from the initial public offering price. Any of these securities dealers may resell any shares purchased from the underwriters to other brokers or dealers at a discount of up to $             per share from the initial public offering price. Sales of shares made outside of the United States may be made by affiliates of the underwriters. If all the shares are not sold at the initial public offering price, the representative may change the offering price and the other selling terms.

The following table shows the public offering price and underwriting discounts assuming the minimum amount is raised.

	Per Share		Assuming Minimum Required
Public Offering Price		$20.00		$60,000,000
Sales load (underwriting discount and commission) payable by us	$		$
Total sales load (underwriting discount and commission)	$		$

We also expect to reimburse the Underwriters for their out-of-pocket expenses of the offering up to $20,000 (excluding underwriting discounts and commissions).

We and Poliwogg Advisers have agreed to indemnify the underwriters against certain liabilities, including certain liabilities under the Securities Act, or contribute to payments the underwriters may be required to make in respect of those liabilities.

Hambrecht has agreed to pay Scura Paley Securities LLC, d/b/a Hybrid Financial a one-time distribution fee related to the sale of our shares of common stock in an amount equal to 25% of the portion of the sales load received by Hambrecht in this offering. This fee will be paid exclusively by Hambrecht (and not us or Poliwogg Advisers) from the compensation it receives from selling our shares of common stock in this offering.

The sum of all compensation to the underwriters in connection with this public offering of the shares of common stock, including the sales load and all forms of additional compensation, if any, to the underwriters, and other expenses, will be limited to not more than 8% of the total public offering price of our shares of common stock sold in this offering.

The Nasdaq Capital Market Listing

Subject to official notice of issuance, our common stock has been approved for listing on The Nasdaq Capital Market under the symbol “PRMF.”

Price Stabilization; Short Positions

Given that this is a best efforts offering, the underwriters will not engage in traditional stabilizing transactions, other than passive market making.

Determination of Offering Price

Prior to this offering, there was no public market for our common stock. The initial public offering price will be determined by negotiation by us and the representative of the underwriters.

Direct Participation Program and Discretionary Accounts

We are considered a “direct participation program” within the meaning of FINRA Rule 2310, which imposes certain obligations on underwriters participating in this offering, including that any affiliated underwriter participating in this offering may not confirm sales to accounts in which it exercises discretionary authority without the prior written consent of the customer.

Additional Information

The underwriters and their affiliates may from time to time in the future engage in transactions with us and perform services for us in the ordinary course of their business.

The principal business address of Hambrecht is 909 Montgomery Street, 3rd Floor, San Francisco, California 94133.

The principal business address of Avondale Partners, LLC is 3102 West End Ave, Suite 1100, Nashville, Tennessee 37203.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Paul Hastings LLP, New York, New York, and certain matters with respect to Maryland law have been passed upon by Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters by Morrison & Foerster LLP, New York, New York.

EXPERTS

KPMG LLP, an independent registered public accounting firm located at 4 Becker Farm Road, Roseland, New Jersey 07068,will audit our financial statements.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Any stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Under the MGCL, our stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our charter; (ii) our bylaws; (iii) minutes of the proceedings of our stockholders; (iv) annual statements of affairs; and (v) any voting trust agreements. A stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our board of directors.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551 -8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Poliwogg Regenerative Medicine Fund, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Poliwogg Regenerative Medicine Fund, Inc.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Poliwogg Advisers, LLC. It is our policy that only authorized employees of Poliwogg Advisers, LLC who need to know your personal information will have access to it.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Poliwogg Regenerative Medicine Fund, Inc.

Statement of Assets and Liabilities (in Organization)

September 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Poliwogg Regenerative Medicine Fund, Inc.:

We have audited the accompanying statement of assets and liabilities (in organization) of Poliwogg Regenerative Medicine Fund, Inc. (the “Company”) as of September 30, 2014. This statement of assets and liabilities is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Poliwogg Regenerative Medicine Fund, Inc. as of September 30, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Roseland, New Jersey

November 6, 2014

Poliwogg Regenerative Medicine Fund, Inc.

Statement of Assets and Liabilities (In Organization)

As of
September 30, 2014
ASSETS
Cash and cash equivalents	$10,000

Total assets	$10,000

LIABILITIES
Total liabilities	—

Commitments and Contingent Liabilities ($1,211,156—Note 3)	—
TOTAL NET ASSETS	$10,000

COMPONENTS OF NET ASSETS
Common stock, $0.001 par value; 500,000,000 shares authorized;
500 shares issued and outstanding	$1
Capital in excess of par value	9,999

Total components of net assets	$10,000

NET ASSET VALUE PER SHARE	$20.00

See accompanying notes to statement of assets and liabilities (in organization).

Notes to Statement of Assets and Liabilities (in Organization)

September 30, 2014

Note 1. Organization

Poliwogg Regenerative Medicine Fund, Inc. (the “Company”) is a newly organized, externally managed, non-diversified, closed-end management investment company incorporated in Maryland that intends to elect to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company is an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”). For so long as the Company remains an emerging growth company under the JOBS Act, it will be subject to reduced public company reporting requirements.

The Company is managed by Poliwogg Advisers, LLC (“Poliwogg Advisers” or the “Administrator”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. Poliwogg Advisers is a wholly owned subsidiary of Poliwogg Holdings, Inc., a Delaware Corporation.

The Company’s investment objective is to maximize long-term capital appreciation. In pursuing this objective, the Company seeks to realize capital appreciation from its equity and equity-linked investments (the “Portfolio”). In light of the Company’s investment strategy, the Company does not anticipate that its Portfolio will generate significant ordinary income from interest and dividends.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

Use of Estimates

The Company’s financial statement is prepared in conformity with U.S. GAAP, which requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at September 30, 2014. In preparing the financial statement, management will make estimates and assumptions that affect the reported amounts of assets and liabilities at September 30, 2014. In preparing the financial statement, management also will utilize available information, including the Company’s past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates.

Income Taxes

The Company intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify for and maintain the Company’s qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. The Company will also be subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years on which it paid no federal income taxes.

Uncertainty in Income Taxes

The Company will evaluate its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in its financial statements. Recognition of a tax benefit with respect to an uncertain tax position is allowed only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company will recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Company’s statement of operations.

Distributions

The Company does not anticipate that its Portfolio will generate significant ordinary income from interest and dividends. As a result, shareholders should not expect regular distributions of ordinary income. To the extent that the Company recognizes any capital gains, dividends or interest income that are required to be distributed to shareholders, the Company intends to make such distributions annually out of assets legally available for distribution. Shareholder distributions, if any, will be authorized by the board of directors of the Company and declared by the Company.

The Company has adopted a dividend reinvestment plan that will provide for cash distributions, unless a shareholder elects for reinvestment of his or her distributions as provided below. As a result, if the Company’s board of directors authorizes, and the Company declares, a cash distribution, then shareholders who have “opted in” of such dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution.

Recent Accounting Pronouncements

Under the JOBS Act, emerging growth companies can delay the adoption of new or revised accounting standards until such time as those standards apply to private companies.

In June 2013, the Financial Accounting Standards Board (“FASB”) issued new accounting guidance that define the criteria under which a company may utilize Investment Company accounting, clarifies the measurement guidance for companies that qualify to utilize this accounting method, and requires new disclosures.

Note 3. Commitments and Contingencies - Organization Costs and Offering Costs

The Company estimates that the net proceeds it will receive from the sale of 3,000,000 shares of the Company’s common stock in this offering will be approximately $55 million, assuming an initial public offering price of $20.00 per share, after deducting underwriting discounts and commissions of $3.6 million and estimated organization and offering expenses of approximately $1.4 million. These expenses total approximately $5 million or $1.68 per share. The approximately $1.4 million of estimated organization and offering expenses is comprised of (i) approximately $0.8 million of such expenses payable directly by the Company, contingent on a successful IPO and (ii) approximately $0.6 million which will be reimbursed to Poliwogg Advisers for the actual organization and offering expenses Poliwogg Advisers has incurred on the Company’s behalf upon completion of this offering. The Company has agreed to reimburse Poliwogg Advisers for the amount of organization and offering expenses they have incurred on the Company’s behalf up to 1.00% of the total price to the public of the shares of common stock sold in this offering (approximately $0.6 million for a sale of 3,000,000 shares). Of that $0.6 million, approximately $289,000 relates to the reimbursement of Poliwogg Advisers for the portion of the salaries of non-advisory personnel of Poliwogg Holdings that related solely to the structuring, organization and offering of the Company. Reimbursement of Poliwogg Advisers is contingent on a successful initial public offering.

As of September 30, 2014, the Company anticipated incurring a total of approximately $2.1 million of offering and organization expenses of which $0.2 million are organization expenses and $1.9 million are offering expenses. Of the approximately $2.1 million, Poliwogg Advisers has incurred on the Company’s behalf approximately $1.2 million of such expenses. However, as described in the preceding paragraph, assuming that the Company sells only $60 million of shares of our common stock in this offering, the Company will reimburse Poliwogg Advisers only $0.6 million of the $1.2 million of such expenses it has incurred pursuant to the Company’s reimbursement arrangement. The Company will not reimburse Poliwogg Advisers for any offering or organization expenses incurred on the Company’s behalf in excess of 1% of the total price to the public of the shares of common stock sold in this offering. Poliwogg Advisers has agreed to bear any remaining offering or organization expenses that it has incurred on the Company’s behalf in excess of the 1%. Assuming that the Company sells $60 million of shares of common stock in this offering, Poliwogg Advisers would bear approximately $0.6 million of the Company’s offering and organization expenses incurred on the Company’s behalf.

As of September 30, 2014, Poliwogg Advisers has incurred offering and organization costs on the Company’s behalf in the amount of $1,211,156.

Note 4. Agreements

The Company intends to enter into agreements with Poliwogg Advisers to provide the Company with investment advisory and administrative services. Pursuant to the investment advisory agreement (the “Advisory Agreement”), the Company will agree to pay Poliwogg Advisers a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

Poliwogg Advisers will receive an annual base management fee of 1.75% of the average total assets of the Company. The Company will commence accruing fees under the Advisory Agreement upon commencement of the Company’s operations. These management fees will be paid on a quarterly basis in arrears.

The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Advisory Agreement, as of the termination date), beginning on the commencement of the Company’s operations, and will equal the lesser of (i) 20% of the Company’s realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. The investment advisory fee paid by the Company will not be reduced while the Company’s assets are invested in cash-equivalent securities.

The administrative services agreement (the “Administrative Agreement”) will provide that the Administrator will be responsible for furnishing the Company with office facilities and equipment and will provide the Company with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administrative Agreement, the Administrator will perform, or oversee, or arrange for, the performance of, the Company’s required administrative services, which will include being responsible for the financial and other records that the Company is required to maintain and preparing reports to the Company’s shareholders and reports and other materials filed with the SEC or any other regulatory authority. In addition, the Administrator will assist the Company in determining and publishing the net asset value, oversee the preparation and filing of the Company’s tax returns and the printing and dissemination of reports and other materials to shareholders, and generally oversees the payment of expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administrative Agreement, the Administrator will also provide managerial assistance on behalf of the Company to those companies that have accepted the Company’s offer to provide such assistance.

Pursuant to the Administrative Agreement, the Company will reimburse the Administrator for the Company’s allocable portion (subject to the review of the Company’s board of directors) of overhead and other expenses it incurs, including furnishing the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing the Company with other administrative services. In addition, the Company will reimburse the Administrator for the fees and expenses associated with performing compliance functions, and the Company’s allocable portion of the compensation of the Company’s principal financial officer, chief compliance officer and any administrative support staff. While there is no limit on the total amount of expenses the Company may be required to reimburse to the Administrator, the Administrator will only charge the Company for the actual expenses it incurs on behalf of the Company, or the Company’s allocable portion thereof, without any profit to the Administrator.

The Administrator may, at any time, engage one or more third parties to assist it in carrying out its duties as Administrator. At the time of this offering, the Administrator has contracted with U.S. Bancorp Fund Services, LLC to provide certain administrative and accounting services. The Company will pay the fees associated with providing such services directly to these service providers without profit to the Administrator.

The Company has contracted with SDDCO Regulatory Services LLC to provide certain compliance services, including the chief compliance officer.

Note 5. Directors Fees

The Company’s independent directors who do not also serve in an executive officer capacity for the Company or Poliwogg Advisers will be entitled to receive an annual cash retainer fee of $60,000 and an annual cash fee for serving as a committee chairperson of $5,000, each fee payable on a quarterly basis. The independent directors are Messrs. Duff (chairman of the nominating, compensation and corporate governance committee), McCluskey (chairman of the valuation committee) and Netzky (chairman of the audit committee).

The Company will also reimburse each of the above independent directors for all reasonable and authorized business expenses in accordance with its policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

No compensation is expected to be paid to directors who are “interested persons” of the Company, as such term is defined in Section 2(a)(19) of the 1940 Act.

Note 6. Subsequent Events

On September 29, 2014, the Board of Directors (the “Board”) of the Company approved the Advisory Agreement and Administrative Agreement, each with Poliwogg Advisers. The fees and other terms and conditions of each agreement are described in Note 4 above. As of September 30, 2014, no services have been performed by Poliwogg Advisers under the Advisory Agreement or the Administrative Agreement, and no fees or reimbursements have been earned or paid to date. The Advisory Agreement and Administrative Agreement will not become effective unless and until the minimum offering requirement is satisfied. The Company has no liability to reimburse Poliwogg Advisers for any offering or organization costs funded by Poliwogg Advisers unless and until the Advisory Agreement becomes effective.

On September 29, 2014, the Board of the Company also approved the form and general terms of an Underwriting Agreement among the Company, Poliwogg Advisers and W.R.Hambrecht + Co., LLC as representative of the underwriters to be identified therein with respect to the offering made hereby.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes to the extent required by law.

Through and including                 , 2015 (25 days after the date of the prospectus), U.S. federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

A Minimum of 3,000,000 Shares of Common Stock

PRELIMINARY PROSPECTUS

                , 2015

                     Avondale Partners

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1) Financial Statements

The following financial statement of Poliwogg Regenerative Medicine Fund, Inc., or the Registrant, is included in Part A of this Registration Statement:

Page

Report of Independent Registered Public Accounting Firm	F-3

Statement of Assets and Liabilities (in Organization) as of September 30, 2014	F-4

Notes to Statement of Assets and Liabilities (in Organization)	F-5

(2) Exhibits

(a)	Articles of Amendment and Restatement of the Registrant.***

(b)	Amended and Restated Bylaws of the Registrant.*

(e)	Form of Dividend Reinvestment Plan.***

(g)(1)	Form of Investment Advisory Agreement by and between the Registrant and Poliwogg Advisers, LLC.***

(g)(2)	Form of Administrative Services Agreement between the Registrant and Poliwogg Advisers, LLC.***

(h)	Form of Underwriting Agreement by and among the Registrant, Poliwogg Advisers, LLC and W.R. Hambrecht + Co., LLC.*

(j)	Form of Custodian Agreement.***

(k)(1)	Form of Transfer Agent Servicing Agreement.***

(k)(2)	Form of Escrow Agreement.****

(k)(3)	Form of Agreement between Registrant and Poliwogg Advisers, LLC****

(l)	Opinion of Maryland counsel.*

(n)(1)	Consent of Paul Hastings LLP.*

(n)(2)	Consent of Independent Public Registered Accounting Firm.*

(p)	Initial Subscription Agreement by and between Registrant and Poliwogg Advisers, LLC.***

(r)	Joint Code of Ethics of the Registrant and Poliwogg Advisers.****

(s)	Powers of Attorney for Messrs. Duff, McCluskey, Netzky and Wertheimer.***

*	Filed herewith.

**	Incorporated by reference to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-194516) as filed with the Commission on March 12, 2014.

***	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-194516) as filed with the Commission on November 6, 2014.

****	Incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-194516) as filed with the Commission on November 13, 2014.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution*

SEC registration fee	$6,984.60
FINRA filing fee	$8,850.00
NASDAQ listing fee	$5,000.00
Advertising and sales literature	$10,000.00
Accounting fees and expenses	$15,000.00
Legal fees and expenses	$763,000.00
Printing	$55,000.00
Miscellaneous fees and expenses	$15,000.00

Total	$878,834.60

*	The amounts set forth above, except for the SEC, FINRA and Nasdaq fees, are in each case estimated and assume that the Registrant sells all of the shares being registered by this registration statement. All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at January 23, 2015:

Title of Class	Number of Record Holders
Common stock, $0.001 par value	1

Item 30. Indemnification

Limitation on Liability

The Registrant’s charter limits the personal liability of the Registrant’s directors and officers to the corporation and its stockholders for monetary damages to the maximum extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision expanding or limiting the liability of its directors and officers to the corporation and its stockholders for money damages, but a corporation may not include any provision that restricts or limits the liability of directors or officers to the corporation or its stockholders:

(a)	to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services; or

(b)	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the request of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Registrant’s charter contains a provision which limits directors’ and officers’ liability, to the maximum extent permitted by Maryland law, and subject to the requirements of the Investment Company Act of 1940, as amended, (the “1940 Act”). In addition, the Registrant intends to obtain director’s and officer’s liability insurance.

Indemnification

Under the MGCL, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request, unless it is established that the act or omission of the indemnified party was material to the matter giving rise to the proceeding and (i) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification shall have been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification or (ii) if the charter or bylaws, a resolution of the Registrant’s board of directors or an agreement approved by the Registrant’s board of directors to which the corporation is a party expressly provides otherwise.

The Registrant’s charter authorizes the Registrant and our and bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify (i) any present or former director or officer, or (ii) any individual who, while a director or officer and at the Registrant’s request, serves or has served another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee, who, in any case, is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his, her or its service in any such capacity, from and against any claim or liability to which that person or entity may become subject or which that person or entity may incur by reason of such service, and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.

Indemnification may reduce the legal remedies available to the Registrant and the Registrant’s stockholders against the indemnified individuals. The aforementioned charter and bylaw provisions do not reduce the exposure of directors and officers to liability under federal or state securities laws, nor do they limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to the Registrant or the Registrant’s stockholders, although the equitable remedies may not be an effective remedy in some circumstances.

Insofar as indemnification for liability arising under the Securities Act of 1933 the (“1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which Poliwogg Advisers, LLC and each manager or executive officer of Poliwogg Advisers, LLC, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management—Board of Directors,” and “Executive Officers” and “Investment Advisory Agreement and Administrative Services Agreement.” Additional information regarding Poliwogg Advisers, LLC and its officers and managers is set forth in its Form ADV, as filed with the Securities and Exchange Commission (the “SEC”), (SEC File No. 801-79203) and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Act, and the rules thereunder, are maintained at the offices of:

(1)	the Registrant, Poliwogg Regenerative Medicine Fund, Inc., 420 Lexington Avenue, Suite 920, New York, New York 10170;

(2)	the investment adviser and administrator, Poliwogg Advisers, LLC, 420 Lexington Avenue, Suite 920, New York, New York 10170; and

(3)	the custodian, U.S. Bank National Association, 1555 North River Drive, Suite 302, Milwaukee, Wisconsin 53212;

(4)	the transfer agent, U.S. Bancorp Funds Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202;

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

The Registrant hereby undertakes:

(1)	to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, the Registrant’s net asset value declines more than 10% from the Registrant’s net asset value as of the effective date of this registration statement, or (ii) the Registrant’s net asset value increases to an amount greater than the Registrant’s net proceeds as stated in the prospectus;

(2)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended, or the Securities Act;

(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(3)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(5)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(6)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 4 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 23, 2015.

Poliwogg Regenerative Medicine Fund, Inc.

By:	/s/ Brock C. Reeve
Name:	Brock C. Reeve
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Brock C. Reeve	President	January 23, 2015
Brock C. Reeve	(Principal executive officer)

/s/ David W. Jaffin	Treasurer	January 23, 2015
David W. Jaffin	(Principal financial officer)

/s/ Steven W. Duff	Director	January 23, 2015
Steven W. Duff

/s/ James J. McCluskey	Director	January 23, 2015
James J. McCluskey

/s/ Theodore P. Netzky	Director	January 23, 2015
Theodore P. Netzky

/s/ Samuel P. Wertheimer, PhD	Director	January 23, 2015
Samuel P. Wertheimer, PhD

/s/David W. Jaffin By: David W. Jaffin Pursuant to Powers of Attorney filed with Pre-Effective Amendment No. 2.

Exhibit No.	Exhibit Description

(b)	Amended and Restated Bylaws of the Registrant.

(h)	Form of Underwriting Agreement by and among the Registrant, Poliwogg Advisers, LLC and W.R. Hambrecht + Co., LLC.

(l)	Opinion of Maryland Counsel.

(n)(1)	Consent of Paul Hastings LLP.

(n)(2)	Consent of Independent Public Registered Accounting Firm.